EXHIBIT 10.18
AGREEMENT OF SALE

THIS AGREEMENT OF SALE (this “Agreement”), made as of the ____ day of September, 2014 (“Effective Date”), by and among KINNELON HYE L.P. (“Kinnelon Hye”), MIDPARK HYE PARTNERS (“Midpark Hye”), POMPTON LAKES HYE PARTNERS (“Pompton Lakes Hye”), and WYCKOFF HYE PARTNERS (“Wyckoff Hye”, along with Kinnelon Hye, Midpark Hye and Pompton Lakes Hye referred to herein jointly and severally, as the context requires, as “Seller”), each being a New Jersey limited partnership and having an address at 95 North State Route 17, Paramus, New Jersey 07652, and URSTADT BIDDLE PROPERTIES INC., a Maryland corporation, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830 (hereinafter referred to as “Purchaser”).

W I T N E S S E T H :

WHEREAS, each Seller is the owner of those certain separate parcels of land and improvements described in Paragraph 2(a); and

WHEREAS, Seller is desirous of selling the Property (as hereinafter defined in Paragraph 2 hereof) and Purchaser is desirous of purchasing the Property on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

1. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

2. SALE.  Seller agrees to sell, and Purchaser agrees to purchase, for the Purchase Price (as hereinafter defined in Paragraph 3 hereof), subject to the terms and conditions of this Agreement, all of the right, title and interest, if any, of Seller in and to the following (hereinafter collectively referred to as the “Property”):

(a) Real Property.

(i) That certain real property commonly known as “Meadtown Shopping Center” and located at the intersection of Kinnelon Road and State Route 23, in the Borough of Kinnelon, County of Morris, State of New Jersey, as more particularly described in Exhibit “A-1” attached hereto and made a part hereof (the “Kinnelon Land”), together with: (1) all improvements located thereon (the “Kinnelon Improvements”); (2) all rights, benefits, privileges, easements, tenements, hereditaments, rights-of-way and other appurtenances thereon or in any way appertaining thereto, including all mineral rights, development rights, air and water rights; and (3) all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Kinnelon Land (collectively, the “Kinnelon Real Property”);

(ii) That certain real property commonly known as “Midland Park Shopping Center” and located at the intersection of Godwin Avenue and Goffle Road, in the Borough of Midland Park, County of Bergen, State of New Jersey, as more particularly described in Exhibit “A-2” attached hereto and made a part hereof (the “Midland Park Land”), together with: (1) all improvements located thereon (the “Midland Park Improvements”); (2) all rights, benefits, privileges, easements, tenements, hereditaments, rights-of-way and other appurtenances thereon or in any way appertaining thereto, including all mineral rights, development rights, air and water rights; and (3) all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Midland Park Land (collectively, the “Midland Park Real Property”);

(iii) That certain real property commonly known as “Pompton Lakes Towne Square” and located at 57 Wanaque Avenue, in the Borough of Pompton Lakes, County of Passaic, State of New Jersey, as more particularly described in Exhibit“A-3” attached hereto and made a part hereof (the “Pompton Lakes Land”), together with: (1) all improvements located thereon (the “Pompton Lakes Improvements”); (2) all rights, benefits, privileges, easements, tenements, hereditaments, rights-of-way and other appurtenances thereon or in any way appertaining thereto, including all mineral rights, development rights, air and water rights; and (3) all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Pompton Lakes Land (collectively, the “Pompton Lakes Real Property”); and

(iv) That certain real property commonly known as “Cedar Hill Shopping Center” and located at 525 Cedar Hill Avenue, in the Township of Wyckoff, County of Bergen, State of New Jersey, as more particularly described in Exhibit “A-4” attached hereto and made a part hereof (the “Wyckoff Land”), together with: (1) all improvements located thereon (the “Wyckoff Improvements”); (2) all rights, benefits, privileges, easements, tenements, hereditaments, rights-of-way and other appurtenances thereon or in any way appertaining thereto, including all mineral rights, development rights, air and water rights; and (3) all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Wyckoff Land (collectively, the “Wyckoff Real Property”).  The Kinnelon Real Property, Midland Park Real Property, Pompton Lakes Real Property, and Wyckoff Real Property are sometimes collectively referred to as the “Real Property”.  The term “Leases” as used in this Agreement shall mean all leases, licenses and occupancy agreements of premises located in the Real Property entered into by Seller as identified in the Tenant List (as defined in Paragraph 7(a) hereof), and all renewals, modifications, amendments, guaranties and other security, as well as any such agreement entered into pursuant to Paragraph 13(e) hereof.

(b) Leases.

(i) All of the right, title and interest of Kinnelon Hye as landlord in and to the Leases of any portion of the Kinnelon Real Property, and all security deposits thereunder, any guaranties thereof, and all amendments and modifications thereof, including Leases entered into after the date of this Agreement as permitted by this Agreement;

(ii) All of the right, title and interest of Midpark Hye as landlord in and to the Leases of any portion of the Midland Park Real Property, and all security deposits thereunder, any guaranties thereof, and all amendments and modifications thereof, including Leases entered into after the Effective Date as permitted by this Agreement;

(iii) All of the right, title and interest of Pompton Lakes Hye as landlord in and to the Leases of any portion of the Pompton Lakes Real Property, and all security deposits thereunder, any guaranties thereof, and all amendments and modifications thereof, including Leases entered into after the Effective Date as permitted by this Agreement; and

(iv) All of the right, title and interest of Wyckoff Hye as landlord in and to the Leases of any portion of the Wyckoff Real Property, and all security deposits thereunder, any guaranties thereof, and all amendments and modifications thereof, including Leases entered into after the Effective Date as permitted by this Agreement.

(c) Tangible Personal Property.  All of the equipment, machinery, fixtures, furniture, furnishings, supplies and other tangible personal property, now or hereafter located on and used exclusively in the operation, ownership or maintenance of the Real Property and any replacements or substitutions therefor (collectively, the “Tangible Personal Property”), but specifically excluding:

(i) any items of personal property owned or leased by tenants;

(ii) any items of personal property in Seller’s property management office, if any, located on the Real Property;

(iii) any items of personal property owned by third parties and leased to Seller; and

(iv) proprietary computer software, systems and equipment and related licenses used in connection with the operation or management of the Property.

Seller will provide to Purchaser any list which is in Seller’s possession of such Tangible Personal Property within the Due Diligence Period (as defined in Paragraph 5 hereof).

(d) Intangible Personal Property.  To the extent assignable at no cost to Seller, all intangible personal property related to the Real Property, including:

(i) any trade names and trademarks associated with the Real Property;

(ii) any plans and specifications and other architectural and engineering drawings for the Real Property; any warranties; any Contracts (as defined in Paragraph 5(g) hereof) and other contract rights related to the Real Property (but only to the extent Seller’s obligations thereunder are expressly assumed by Purchaser pursuant to the Assignment of Contracts as defined in Paragraph 9(a) hereof); and

(iii) and any governmental permits, approvals and licenses (including any pending applications) pertaining to the Real Property (all of the items in subclauses (i), (ii) and (iii) are referred to herein collectively as the “Intangible Personal Property”).

Notwithstanding the foregoing to the contrary, Seller shall not convey to Purchaser any: (x) claims relating to any real property tax refunds or rebates; (y) existing insurance claims (except as otherwise provided to the contrary in Paragraph 12(a)), and/or (z) existing claims against any tenants of the Real Property that are applicable to the period prior to Closing (as hereinafter defined), all of which claims are reserved by Seller.  Notwithstanding the Property consists of real property and improvements at various locations, the Property shall be sold by Seller and purchased by Purchaser under this Agreement only as an entirety, and not in separate parts and simultaneous closing on all parts of the Property and interests therein is a condition precedent to the obligations of Seller and Purchaser under this Agreement.

3. PURCHASE PRICE.  The Purchase Price of the Property shall be One Hundred Twenty-Four Million Five Hundred Fifty Thousand and 00/100 ($124,550,000.00) Dollars (herein referred to as the “Purchase Price”) in lawful currency of the United States of America payable as follows:

(a) Within one (1) business day after the Effective Date, Purchaser shall deposit with Stewart Title Guaranty Company, having an address at 300 East 42nd Street, 10th Floor, New York, New York 10017, as “Escrow Agent,” the sum of Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars (hereinafter referred to as the “Deposit”) by wire transfer in accordance with wire transfer instructions provided by Escrow Agent, which shall be maintained by Escrow Agent in an interest bearing account pursuant to the provisions of Paragraph 16 hereof.  The failure of Purchaser to deliver the Deposit when due hereunder shall be a default of Purchaser.  Upon making the Deposit, the Deposit shall be non-refundable and Purchaser shall have no further rights thereto, except as otherwise expressly set forth in this Agreement.  Concurrently herewith, Purchaser shall notify Escrow Agent of its Federal Tax Identification number.  With respect to Seller, the Federal Tax Identification number for (i) Kinnelon Hye is 22-2710599, (ii) Midpark Hye is 22-2281691, (iii) Pompton Lakes Hye is 22-2453085, and (iv) Wyckoff Hye is 22-2336595.

(b) At Closing the balance of the Purchase Price shall be paid in immediately available funds by wire transferring such balance into an account designated by Seller, subject to the adjustments and prorations described in Paragraph 11 hereof.

The Purchase Price of the Property is allocated as follows:

Kinnelon Real Property	$22,700,000.00
Midland Park Real Property	$43,700,000.00
Pompton Lakes Real Property	$40,700,000.00
Wyckoff Real Property	$17,450,000.00

(b)           No portion of the Purchase Price is attributable to the Tangible Personal Property or the Intangible Personal Property.

4. CLOSING OF TITLE.  The closing of title herein (herein referred to as the “Closing”) shall take place on the date which is thirty (30) days after the Approval Date (as defined in Paragraph 5 hereof); provided, however, if such date is not a business day, then the first business day thereafter (hereinafter referred to as the “Closing Date”), through an escrow with the Title Company (as hereinafter defined in Paragraph 6(a)) (or at a location and/or time as mutually may be agreed upon by the parties).  Purchaser and Seller shall conduct a “preclosing” on the last business day prior to the Closing Date with title transfer and payment of the Purchase Price to be completed on the Closing Date.  Provided all conditions precedent to Purchaser’s obligations hereunder have been satisfied (including, but not limited to, the execution and delivery to Purchaser of all Closing documents provided for in Paragraph 9(a) hereof), Purchaser agrees to deliver the Purchase Price by timely delivering the same to Escrow Agent no later than 2:00 p.m. Eastern Time on the Closing Date.

5. INSPECTIONS AND APPROVALS.  (a)                                                                           Purchaser shall have a period (hereinafter referred to as the “Due Diligence Period”) commencing on the Effective Date and expiring at 5:00 p.m. Eastern Time on the date which is forty-five (45) days after the Effective Date (hereinafter referred to as the “Approval Date”), in which to conduct the inspections and studies described in this Paragraph 5.

(b) During the Due Diligence Period, Seller shall permit Purchaser and/or Purchaser’s agents or representatives reasonable access to the Property (during normal business hours) for purposes of: (i) conducting non-intrusive physical or environmental inspections of the Property; (ii) reviewing and inspecting the Property Documents (as hereinafter defined); and (iii) subject to the terms of this Paragraph 5, conducting intrusive physical or environmental testing of the Property or any portion thereof (“Intrusive Testing”).  Purchaser shall give Seller reasonable (but in no event less than two (2) business days’) prior notice of Purchaser’s intention to conduct any inspection of the Property or the Property Documents.  If the intended inspection includes Intrusive Testing, such notice shall be delivered to Seller no fewer than three (3) business days prior to the scheduled Intrusive Testing and shall include a reasonably detailed description of the type, scope, manner and duration of the inspections and/or tests to be conducted (the “Intrusive Testing Scope of Work”).  Purchaser shall not undertake any Intrusive Testing without Seller’s prior consent, which may be given, withheld or conditioned in Seller’s sole and absolute discretion.  Notwithstanding the foregoing, Purchaser may conduct Intrusive Testing of any tenant space currently or formerly occupied by a dry cleaning establishment, as well as any location outside the front or back door of any such establishment reasonably selected by Purchaser’s environmental consultant, subject to Seller’s approval of the Intrusive Testing Scope of Work for such Intrusive Testing (such approval not to be unreasonably withheld).  Purchaser on behalf of itself and its representatives agrees that Purchaser shall not hire or engage a New Jersey Licensed Site Remediation Professional, as defined at N.J.A.C. 7:26C-1.3 (each, an “LSRP”), to perform, supervise or analyze any inspection or testing of the Property (it being understood and agreed that Purchaser may, however, engage an environmental consulting company, such as Woodard & Curran, which has one or more LSRPs on staff, as long as such LSRPs are not involved in the performance, supervision or analysis of any inspection or testing of the Property).  Purchaser may make inquiry with any governmental authority as to information such governmental authority may have with respect to the Property; provided, however, Purchaser may not disclose to any governmental authority any information about the Property that Purchaser may obtain in the course of its due diligence activities without first obtaining the prior written consent of Seller thereto in Seller’s sole discretion except to the extent disclosure of such information is explicitly required to be made by Purchaser pursuant to applicable laws.  Seller, at Seller’s election, shall be entitled to have a representative participate in any telephone or other contact made by Purchaser to a tenant and be present at any meeting by Purchaser with a tenant.  Seller reserves the right to have a representative present during any or all inspections and/or tests of the Property and/or Property Documents conducted by Purchaser or its agents, and to collect “split samples” of any environmental medium that is the subject of Intrusive Testing.  All inspections and testing shall be conducted in compliance with all applicable laws.  Purchaser shall not interfere with the activity of tenants or any persons occupying or providing services at the Property and shall take all actions and implement all protections necessary to ensure that the inspections and/or testing of the Property and the equipment, materials, and substances generated, used or brought onto the Property in connection therewith, pose no threat to the safety or health of persons or the environment, and cause no damage to the Property or other property of Seller or any persons.  Purchaser shall remove from the Property all wastes, spoils, material, soil, water, Hazardous Materials (as hereinafter defined), and debris resulting from or related to any Intrusive Testing (together, “Waste”) as soon after generation as is commercially reasonable and shall dispose of such Waste in accordance with all applicable laws, including without limitation Environmental Requirements (as hereinafter defined).  Should waste manifesting or other documentation be required, Purchaser shall be considered the generator of such Waste and shall be responsible for such manifesting and documentation in accordance with applicable laws.  Immediately upon the completion of any physical inspection and/or testing of the Property, Purchaser, at its sole expense, shall cause any portion of the Property damaged or altered by or in connection with such inspection to be repaired and/or restored to the condition it was in prior to the inspection and/or testing.  Any inspections and/or testing undertaken by or on behalf of Purchaser pursuant to this Paragraph 5 shall be at Purchaser’s sole risk and expense.

(c) Seller shall provide Purchaser with access to an on-line data site containing those documents and materials listed below (collectively the “Property Documents”):

(i) Seller’s most current survey of the Real Property;

(ii) Seller’s most recent title insurance policy for the Real Property of which Seller has actual knowledge and actual possession;

(iii) Any unexpired Leases for the Property;

(iv) Any Contracts; and

(v) Any environmental reports prepared by outside consultants of which Seller has actual knowledge and actual possession (“Environmental Reports”).

(d) Purchaser agrees to provide to Seller, as and when the same are prepared and provided to Purchaser, promptly upon (but only upon) the express written request of Seller, copies of all final environmental, structural, engineering and other reports or studies prepared by outside consultants (other than such reports prepared by legal counsel that are subject to an attorney-client privilege) undertaking inspections and/or testing of the Property Documents and/or the Property, or any portion or component thereof or condition affecting the same, for or on behalf of Purchaser (collectively, the “Property Inspection Reports”).  All information regarding or relating to: (i) Seller; (ii) the Property, or the ownership, operation or maintenance thereof, that is obtained by Purchaser during any inspection and/or testing of the Property or the Property Documents, or in any other manner, or from any other source, including the Property Documents and Property Inspection Reports (collectively, the “Proprietary Information”) shall be held, maintained and treated as private, confidential and privileged information pursuant to Paragraph 19 hereof.

(e) Prior to undertaking any inspections of the Property, Purchaser or Purchaser’s agents will obtain and maintain not less than Three Million ($3,000,000.00) Dollars per occurrence/aggregate in combined commercial general liability insurance/umbrella coverage with a contractual liability endorsement which insures Purchaser’s indemnity obligations hereunder.  In addition, prior to undertaking any Intrusive Testing, Purchaser’s agents will obtain and maintain not less than Three Million ($3,000,000.00) Dollars per claim/aggregate in Consultants’ Professional Liability insurance, not less than Three Million ($3,000,000.00) Dollars per occurrence/aggregate in Contractors’ Pollution Legal Liability insurance, and not less than Five Million ($5,000,000.00) Dollars per occurrence/aggregate in umbrella coverage.  All insurance policies required pursuant to this Paragraph shall be issued by a recognized insurance company licensed to do business in the State of New Jersey with an AM Best Rating of A or better, and shall be endorsed to waive the insurer’s rights of subrogation as against Seller and Seller’s property manager, if any, at the Property.  All insurance policies (except the Consultants’ Professional Liability insurance) shall name Seller and Seller’s property manager, if any, at the Property as additional insureds thereunder.  Proof of the required coverage and proof of premium payment shall be provided by Purchaser to Seller prior to undertaking any inspections and/or testing under this Paragraph 5.  Such insurance coverage shall be maintained by Purchaser for a period of no less than one (1) year after the Closing or any termination of this Agreement for any reason.  Purchaser agrees to indemnify and hold and save Seller and each of the Seller Parties (as hereinafter defined) harmless from any claim, loss, injury, liability, damage or expense, including reasonable attorneys’ fees and costs, arising out of: (i) a breach by Purchaser and/or any of the Releasors (as defined in Paragraph 8(d) hereof) of any applicable laws, rules, regulations or ordinances, or the agreements set forth in this Paragraph 5, including the failure to restore the Property in accordance with Paragraph 5(b) above; (ii) any access to, entry upon or activity conducted by, or on behalf of, Purchaser or any Releasors with respect to or on the Property, whether or not such access, entry or activity is permitted by, in compliance with or in violation of any applicable laws, rules, regulations or ordinances, or this Paragraph 5; (iii) any lien, claim or levy, including construction, mechanic’s, materialmen’s and judgment liens, filed or pending against any portion of the Property, or title thereto, by any contractor, sub-contractor or other party having a claim against or through Purchaser or any Releasor (without limiting the foregoing indemnity, Purchaser hereby acknowledges and agrees that Purchaser’s failure to cause any such lien to be released or bonded to the reasonable satisfaction of Seller within ten (10) days after receipt of notice thereof shall constitute a default hereunder); (iv) any claim related to the generation, transportation, treatment, disposal, or management of Waste; and (v) any claims, suits, actions or the assertion of any other rights by or on behalf of any tenant, invitee, guest or other party alleging personal injury, property damage, interruption of business, nuisance or any other allegation of negligence or wrong doing, and including any and all damages, losses, obligations, liabilities, costs and expenses incurred by or asserted or claimed against Seller or any Seller Party, as a result of, caused by, or arising out of any matters set forth in Paragraphs 5(b), 5(c) and/or 5(d) above (collectively, the “Indemnity Obligations”).  Notwithstanding the foregoing, Purchaser shall have no liability to Seller merely as a result of the discovery of pre-existing conditions, but this limitation on liability shall not apply to the extent of damages arising from an exacerbation of such condition or breach of Purchaser’s obligations hereunder (such as, by way of example, damages to the extent arising from disclosure of a condition if such disclosure is prohibited by this Agreement).

(f) Except as otherwise expressly set forth in this Agreement, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information, including, the contents of Seller’s or its property manager’s books and records, the Leases, Contracts, the environmental reports, rent rolls, income and expense statements or any other Property Documents supplied to Purchaser in connection with Purchaser’s inspection of the Property.  Except as otherwise expressly set forth to the contrary in this Agreement, all of the Property Documents and any other such materials are provided by Seller solely for Purchaser’s convenience in making its own examination and determination prior to the Approval Date as to whether it wishes to purchase the Property, and, in making such examination and determination, Purchaser shall rely exclusively on its own independent investigation and evaluation of the Property and not on the Property Documents or other such materials supplied by Seller or its agents or representatives.

(g) On or before the Approval Date, Purchaser shall provide Seller notice (the “Service Contract Termination Notice”) of Purchaser’s election to cause Seller to terminate any Terminable Contract identified in such Service Contract Termination Notice.  For purposes of this Agreement, the term “Terminable Contract” shall mean any Contract (as hereinafter defined) which is terminable upon thirty (30) days’ or less prior notice without payment of a termination or similar fee.  Provided that this Agreement has not been terminated pursuant to Paragraph 5(h) hereof, Seller, promptly after the Approval Date shall deliver to the contractor under any Terminable Contract specified in a properly and timely delivered Service Contract Termination Notice, a termination notice or other writing required pursuant to the terms of such Terminable Contract to effect the termination thereof as of the Closing Date.  Notwithstanding the foregoing, Purchaser shall assume at and as of Closing:  (i) any Terminable Contract specified in a properly and timely delivered Service Contract Termination Notice the termination of which, notwithstanding the delivery by Seller to the contractor thereunder of a termination notice or other writing, has not been effected as of Closing, for the period between Closing and the date on which such termination is effective; (ii) any contract which cannot be terminated within thirty (30) days’, or less, prior notice, or which with respect to such termination requires the payment of a termination or other similar fee; and (iii) any Terminable Contract not specified in a properly and timely delivered Service Contract Termination Notice.  As used herein, the term “Contracts” shall mean all management, service, maintenance, supply or other contracts relating to the operation, use, maintenance and repair of the Property, and all other such contracts or agreements in effect as of the Effective Date which are listed on Exhibit “I” attached hereto, and any new Contracts entered into pursuant to Paragraph 13 hereof.

(h) Purchaser shall have the right to terminate this Agreement, for any or no reason whatsoever, by providing to Seller notice of such termination (the “Due Diligence Termination Notice”) before 5:00 p.m. on the Approval Date.  Unless expressly requested by Seller, such notice shall not disclose any basis for such termination nor shall Purchaser disclose the existence of any facts or circumstances concerning the physical or environmental condition of the Property.  Purchaser also shall have the right to waive the foregoing right to terminate this Agreement, by providing to Seller notice of Purchaser’s election to so waive such right before 5:00 p.m., on the Approval Date.  In the event that, by such date and time, Purchaser fails to deliver any notice to Seller whatsoever, such failure shall be deemed to be the election of Purchaser to waive its right to terminate this Agreement pursuant to this Paragraph 5.  If Purchaser timely terminates this Agreement pursuant to this Paragraph 5, the Deposit shall be returned to Purchaser and neither party shall have any further obligations or liability hereunder, except for the Surviving Obligations.

(i) All obligations and agreements of, and indemnifications by, Purchaser contained in this Paragraph 5 shall survive Closing or any termination of this Agreement.

6. TITLE.

(a) Purchaser, at its expense, shall obtain a title insurance commitment (the “Title Commitment”) from a recognized title insurance company doing business in the State of New Jersey (the “Title Company”) insuring marketable title (as hereinafter defined) to each Real Property.  For the purposes of this Agreement, “marketable title” shall be deemed to be such title as any recognized title insurance company doing business in the State of New Jersey shall insure at standard rates and subject only to the usual printed exceptions and to the title exceptions set forth on Exhibit “G” attached hereto and made a part hereof and such other exceptions as may be approved in writing by Purchaser or not objected to by Purchaser as hereinafter provided (collectively, the “Permitted Exceptions”).  No later than the expiration of the Due Diligence Period, Purchaser shall forward to Seller a true copy of its Title Commitment and all underlying title documents and shall specify any alleged defects as set forth in said Title Commitment (other than Permitted Exceptions) (the “Title Defect(s)”) in a written notice to Seller (the “Purchaser Title Notice”), failing which Purchaser shall be deemed to have waived all title objections.  In the event that any additional title exceptions shall appear between the date of the Title Commitment and Closing of which Purchaser was not made aware during the Due Diligence Period (“Intervening Exceptions”), then within three (3) business days after receipt thereof, Purchaser shall forward to Seller a true copy of the amendment to the Title Commitment and all underlying documents referred to in such amendment and shall specify any alleged defects caused by such Intervening Exceptions (other than Permitted Exceptions) (“Subsequent Defect(s)”) in a written notice to Seller (“Subsequent Title Notice”), failing which Purchaser shall be deemed to have waived all objections based on the Intervening Exceptions.  Seller shall have the right, but shall not be obligated nor required, to commence litigation or to incur any expenditure of monies:  (i) to cause any such alleged defect(s) to be removed as a Title Defect or Subsequent Defect; or (ii) to cause a similarly recognized title insurance company to insure marketable title in accordance herewith; and Purchaser shall not have any claim, cause or right of action against Seller, at law or in equity, whether for damages, specific performance or otherwise, by reason of Seller’s failure to clear any such Title Defects or Subsequent Defects; provided, however, notwithstanding the foregoing, Seller shall cause to be removed as exceptions to title or insured against by the Title Company: (x) the liens of any mortgages affecting the Property, (y) any mechanic’s or materialmen’s liens filed against the Property due to work performed at the Property by Seller or at Seller’s direction, and (z) monetary liens not otherwise included in (x) and (y) above which can be removed by the payment of a liquidated sum of money not to exceed $250,000.00 in the aggregate with respect of all such other monetary liens.  If Seller causes marketable title to be insured for each Real Property, Purchaser shall be required to complete the purchase of the Property as herein provided.

(b) If Seller shall be unwilling or unable to cause marketable title to be insured, Seller shall so notify Purchaser in writing (the “Seller Title Notice”) within five (5) days after receipt of the Purchaser Title Notice or Subsequent Title Notice, as applicable, and Purchaser shall have the right to accept such title as Seller shall be able to convey or to terminate this Agreement, by notice delivered to Seller within five (5) days following receipt of the Seller Title Notice.  If Purchaser shall fail to so notify Seller, then Purchaser shall be deemed to have elected to accept title without any abatement or reduction in the Purchase Price or in any of the other terms and conditions herein set forth.  Seller agrees to convey such title as is described herein or as Purchaser shall be willing or shall be deemed to accept in accordance with the provisions hereof.  If Seller notifies Purchaser of its willingness to remove any (i) Title Defects which render title unmarketable, but fails to do so by the thirtieth (30th) day after the Approval Date, Purchaser may terminate this Agreement by notice given to Seller within five (5) business days after such thirtieth (30th) day, provided, however, that Seller may nullify such termination by removing any such Title Defects within ten (10) business days after Purchaser’s notice of termination is given, or (ii) Subsequent Defects which render title unmarketable, but fails to do so by the thirtieth (30th) day after the Subsequent Title Notice, Purchaser may terminate this Agreement by notice given to Seller within five (5) business days after such thirtieth (30th) day, provided, however, that Seller may nullify such termination by removing any such Subsequent Defects within ten (10) business days after Purchaser’s notice of termination is given.  If Purchaser timely terminates this Agreement pursuant to this Paragraph 6, and such termination is not timely nullified, the Deposit shall be returned to Purchaser and neither shall have any further obligations or liability hereunder, except for Surviving Obligations, as defined in Paragraph 20 hereof.

(c) If, at Closing there are liens or encumbrances against the Property that are removable by the payment of monies, then Seller, at its option, may allow Purchaser a credit against the Purchase Price or may use any portion of the Purchase Price to satisfy the same, in which event Seller either shall: (i) deliver to Purchaser instruments in recordable form sufficient to satisfy such liens or encumbrances of record, together with the cost of recording or filing said instruments; or (ii) deposit or cause to be deposited with the Title Company sufficient monies reasonably acceptable to the Title Company to insure obtaining and recording of such satisfactions and the issuance of title insurance to Purchaser free of any such liens or encumbrances.  In neither event shall such lien or encumbrance constitute a Title Defect or Subsequent Defect permitting Purchaser to terminate this Agreement.

7. REPRESENTATIONS.

(a) Seller Representations.  In order to induce Purchaser to enter into this Agreement, each Seller warrants and represents, with respect to the portion of the Property owned by it, the following as of the Effective Date:

(i) It is a limited partnership duly organized and in good standing under the laws of the State of New Jersey;

(ii) Subject to the terms of this Agreement, it has the right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on it under this Agreement;

(iii) This Agreement is a valid obligation of Seller and is binding upon it in accordance with the terms hereof; the persons or parties executing this Agreement on its behalf have been duly authorized and empowered to bind it to this Agreement;

(iv) Subject to the terms of this Agreement, neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement to which it is a party or by which it is bound;

(v) It has made no agreements or commitments affecting the Property which would be binding upon Purchaser except as expressly set forth herein;

(vi) It has received no notice of any pending condemnation or municipal improvement assessments affecting the Property,

(vii) The only Leases in force for the Property are set forth in a tenant list attached hereto and made a part hereof as Exhibit “H” (the “Tenant List”), and true and complete copies of all Leases have been made available to Purchaser.  Other than the Leases, Seller has not entered into any other leases, licenses, tenancies, possession agreement or other occupancy agreements affecting the Property.  Seller does not warrant that any particular Lease will be in force at the Closing or that the tenants have or will have performed their obligations thereunder;

(viii) There are no security deposits presently held by or on behalf of Seller with respect to the Leases, except as set forth on the Tenant List;

(ix) Exhibit “I” attached hereto and made a part hereof sets forth a list of all Contracts affecting the Property (the “Contract List”), true and complete copies of which have been made available to Purchaser;

(x) No tenant or other occupant under a Lease and no other person, firm, corporation or other entity has any right or option to acquire the Property, or any part thereof, from it;

(xi) Except as set forth on Exhibit “K” attached hereto, there are no actions, suits or proceedings pending, or to Seller’s knowledge threatened, against Seller, which, if determined adversely against Seller, would adversely affect Seller’s ability to perform its obligations hereunder;

(xii) To its actual knowledge, it has not received any written notice from any tenant under any of the Leases claiming that Seller is in default of its obligations under any of the Leases which has not been cured;

(xiii) The only agreements for the payment of leasing commissions due on or after the date hereof in connection with the Leases are those listed on Exhibit “J” annexed hereto and made a part hereof (the “Brokerage Agreements”);

(xiv) Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) and any related regulations;

(xv) There are no persons employed by Seller or any managing agent thereof in connection with the management of the Property who shall be the responsibility of Purchaser after the Closing.  Purchaser has no obligation, liability or responsibility with respect to charges, fees, costs, salaries, vacation pay, severance pay, insurance coverage, other fringe benefits or like items;

(xvi) Seller is not, and will not become, a person or entity with whom United States persons or entities are restricted or prohibited from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s specially designated and blocked persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities; and

(xvii) Exhibit “L” attached hereto and made a part hereof sets forth a list of Environmental Reports.

(b) Purchaser Representations.  In order to induce Seller to enter into this Agreement, Purchaser warrants and represents the following as of the Effective Date:

(i) It has the full power and authority to perform all of its obligations under this Agreement, and has been duly organized, is validly existing and is in good standing under the laws of the State of Maryland in which it was formed, and, if required to do so, is qualified to do business in the State of New Jersey;

(ii) Subject to the terms of this Agreement, it has the right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement and to perform all duties and obligations imposed on it under this Agreement;

(iii) This Agreement is a valid obligation of Purchaser and is binding upon it in accordance with the terms hereof; the persons or parties executing this Agreement on its behalf have been duly authorized and empowered to bind it to this Agreement;

(iv) Subject to the terms of this Agreement, neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement to which it is a party or by which it is bound;

(v) To its actual knowledge, there are no existing or pending litigation or insolvency actions or claims with respect to its ability to consummate the proposed transaction;

(vi) It has the financial capacity to pay the Purchase Price and all other costs and expenses in connection with the purchase of the Property.  Purchaser’s obligations to pay the Purchase Price and otherwise consummate the transactions contemplated hereby are not in any way conditioned upon Purchaser’s ability to obtain financing of any type or nature whatsoever (i.e., whether by way of debt financing or equity investment, or otherwise);

(vii) Purchaser is purchasing the Property as investment rental property, and not for Purchaser’s own operations or use; and

(viii) Purchaser is not, and will not become, a person or entity with whom United States persons or entities are restricted or prohibited from doing business under regulations of OFAC of the Department of the Treasury (including those named on OFAC’s specially designated and blocked persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

(c) Limitations.  The representations and warranties of Seller set forth in Paragraph 7(a) are subject to the following limitations:  (i) Seller does not represent or warrant that any particular Lease or Contract will be in force or effect as of the Closing or that the tenants or contractors thereunder, as applicable, will not be in default thereunder, (ii) to the extent that Seller has delivered: (A) to Purchaser a tenant estoppel certificate in accordance with the terms of this Agreement, and such estoppel certificate contains information inconsistent with any of such representations and warranties, then such representations and warranties shall be deemed modified to conform to such information and Purchaser shall be deemed to have knowledge thereof (provided, however, that such deemed modification shall not apply to information that is inconsistent with the first sentence of Paragraph 7(a)(vii); and (B) or made available to Purchaser any other information with respect to the Property (other than the Leases) at any time prior to the date hereof, and such other information (other than the Leases) contain provisions inconsistent with any of such representations and warranties, then such representations and warranties shall be deemed modified to conform to such provisions and Purchaser shall be deemed to have knowledge thereof; provided, however, that (A) such deemed modification shall not apply to information that is inconsistent with the first sentence of Paragraph 7(a)(vii), and (B) Seller’s representations and warranties shall not be deemed modified based on the knowledge of Purchaser to the extent such representation or warranty would be modified as the result of breach of a covenant by Seller set forth in this Agreement; and (iii) in the event that, prior to the Closing, Purchaser shall obtain actual knowledge of any information that is contradictory to, and would constitute the basis of a breach of, any representation or warranty or failure to satisfy any condition on the part of Seller, then promptly thereafter (and, in all events, prior to Closing), Purchaser shall deliver to Seller notice of such information specifying the representation, warranty or condition to which such information relates, and Seller shall have the right (at its option) to cure such breach within ten (10) days following receipt of Purchaser’s notice thereof.  In the event Seller does not cure such breach within such ten (10)-day period, Purchaser shall have the right to terminate this Agreement within five (5) days following such ten (10)-day period and receive a refund of the Deposit (to the extent paid) and be reimbursed for the actual and reasonable out-of-pocket costs incurred by Purchaser in connection with the transactions contemplated by this Agreement up to a maximum of Twenty-Five Thousand and 00/100 ($25,000.00) Dollars; or Purchaser acknowledges that such representation or warranty will not be deemed breached in the event Purchaser shall have, prior to Closing, obtained actual knowledge of any information that is contradictory to such representation or warranty and shall have failed to disclose to Seller as required herein and Purchaser shall not be entitled to bring an action after the Closing Date based on such representation or warranty.  In the event that at the time of or prior to Closing, Seller discloses in writing to Purchaser, or Purchaser otherwise has actual knowledge of any fact, information or circumstance which renders any representation or warranty made by Seller in this Agreement untrue, incorrect or misleading in any material respect, Purchaser’s sole remedy, to be exercised on or before Closing, shall be to: (i) waive its rights and claims hereunder with respect to such misrepresentation or breach of warranty, and proceed to Closing in accordance with the terms of this Agreement, without any reduction in the Purchase Price; or (ii) terminate this Agreement pursuant to this Paragraph 7, in which event the Deposit shall be returned to Purchaser and the parties shall have no further obligations hereunder except for the Surviving Obligations; provided, however, that Purchaser shall not have the right to terminate this Agreement pursuant to this Paragraph 7, (a) unless the Seller’s representations or warranties which are untrue: (i) give rise to a claim for loss, cost or damage which, in the aggregate, is in excess of One Hundred Thousand ($100,000.00) Dollars, except that in the case of a misrepresentation or breach of the warranties and representations in subparagraphs 7(a)(xiii) or 7(a)(xv) Purchaser shall have the right to terminate this Agreement regardless of the extent of loss, cost or damage due to such misrepresentation or breach; (ii) are untrue as a result of Seller’s failure to comply with any term or condition expressly set forth in a Lease beyond any applicable notice and/or cure period; or (iii) as the result of a willful misrepresentation by Seller; or (b) as a result of any modification to or updating of the representations to reflect changes after the Effective Date that arise as a result of matters first occurring after the Effective Date, but only if such changes are permitted under this Agreement.

(d) Survival of Representations.  The representations and warranties set forth in this Paragraph 7 shall survive the Closing for a period of ninety (90) days (the “Survival Period”), except that (i) solely with respect to subparagraph 7(a)(xiii) the Survival Period shall be a period of two hundred seventy (270) days after the Closing, and (ii) solely with respect to subparagraphs 7(a)(i), (ii), (iii), (iv) and (xvi) the Survival Period shall be a period of one (1) year after the Closing.  Each party shall have the right to bring an action against the other based upon the breach of a representation or warranty that survives the Closing hereunder so long as the party bringing the action for breach files such action within the Survival Period.  The liability of Seller under this Paragraph 7 for damages shall be several, not joint, and each Seller shall be liable as to the representations and warranties made as to the applicable Property owned by each Seller.  Seller shall have no liability to Purchaser for a misrepresentation or breach of warranty under this Paragraph 7, if:  (a) Purchaser does not provide to Seller written notice of a claim of misrepresentation or breach of warranty on or prior to the expiration of the applicable Survival Period; (b) Purchaser had actual knowledge of the misrepresentation or breach of warranty prior to the consummation of Closing; or (c) the aggregate amount of all claims by Purchaser for misrepresentation or breach of warranty is less than One Hundred Thousand ($100,000.00) Dollars (the “Claims Floor”); provided, however, that if such claims equal or exceed the Claims Floor, in the aggregate, Purchaser shall have the right to prosecute such claims in the full amount thereof, and not just in the amount by which such claims exceed the Claims Floor.  Notwithstanding the foregoing, the Claims Floor shall not apply to a misrepresentation or breach of the warranties and representations in subparagraphs 7(a)(xiii) or 7(a)(xv), but the Claims Cap (as hereinafter defined) applies thereto.  The maximum amount for which Seller shall be liable under this Paragraph 7, and for which Purchaser shall have the right to assert claims against Seller, arising out of any and all misrepresentations or breaches of warranty under this Paragraph 7 shall not exceed the sum of Five Hundred Thousand ($500,000.00) Dollars, in the aggregate (the “Claims Cap”).  The provisions of this Paragraph 7 shall survive the Closing.

(e) Seller’s Knowledge.  As used herein, the terms “best of Seller’s knowledge”, “Seller’s actual knowledge” “Seller’s knowledge”, and any similar phrase shall mean the current actual knowledge of Mark Gabrellian, as of the Effective Date, provided, however, that Mark Gabrellian shall not have any personal liability in connection with, or arising out of, any representation made by Seller in this Agreement.

8. CONDITION OF PROPERTY.

(a) Purchaser acknowledges and agrees that Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether expressed or implied, oral or written, past, present or future (other than as otherwise represented pursuant to and as limited by this Agreement or the documents delivered at Closing), of, as to, concerning or with respect to: (i) the value, nature, quality or condition of the Property, including, without limitation, the water, soil and geology; (ii) the income to be derived from the Property; (iii) the suitability of the Property for any and all activities and uses which Purchaser or any tenant may conduct thereon; (iv) the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (v) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property; (vi) the manner or quality of the construction or materials incorporated into the Property; (vii) the manner, quality, state of repair or lack of repair of the Property; (viii) compliance with any environmental protection, pollution, safety or land use laws, rules, regulations, orders or requirements, including the existence in or on the Property of Hazardous Materials (as hereinafter defined); or (ix) any other matter with respect to the Property.  Additionally, no person acting on behalf of Seller is authorized to make, and by execution hereof Purchaser acknowledges that no person has made, except as set forth in this Agreement or in the documents to be delivered at Closing, any representation, agreement, statement, warranty, guaranty or promise regarding Seller and/or the Property or the transaction contemplated herein; and no such representation, warranty, agreement, guaranty, statement or promise if any, made by any person acting on behalf of Seller shall be valid or binding upon Seller unless expressly set forth herein or in the documents to be delivered at Closing.  Purchaser further acknowledges and agrees that having been given the opportunity to inspect the Property, Purchaser is relying and shall rely solely on its own investigation of the Property and not on any information provided or to be provided by Seller except as otherwise set forth herein, and agrees to accept the Property at Closing and waive all objections or claims against Seller arising from or related to the Property or to any Hazardous Materials on the Property, except with respect to a breach of any representation or warranty set forth herein.  Except as otherwise set forth herein, Purchaser further acknowledges and agrees that any information provided or to be provided with respect to the Property was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information and makes no representations as to the accuracy, truthfulness or completeness of such information except with respect to a breach of any representation or warranty set forth herein.  Seller is not liable or bound in any manner by any verbal or written statement, representation or information pertaining to the Property, or the operation thereof, furnished by any real estate broker, contractor, agent, employee, servant or other person except with respect to a breach of any representation or warranty set forth herein.  Except as otherwise set forth herein, Purchaser further acknowledges and agrees that to the maximum extent permitted by law, it is purchasing the Property on an “AS IS”, “WHERE IS” and “WITH ALL FAULTS” basis.  The provisions of this Paragraph 8 shall survive Closing or any termination hereof.

(b) “Hazardous Materials” shall mean any substance which is or contains: (i) any “hazardous substance” as now or hereafter defined in §101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. §9601 et seq.) or any regulations promulgated thereunder, “CERCLA”; (ii) any “hazardous waste” as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. §6901, et seq.) or regulations promulgated thereunder, “RCRA” or in any other applicable state or local law, ordinance, rule or regulation; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. §2601 et seq.) or in any other applicable state or local law, ordinance, rule or regulation; (iv) any gasoline, diesel fuel, or other petroleum hydrocarbons; (v) any asbestos and asbestos containing materials, in any form, whether friable or non friable; (vi) any polychlorinated biphenyls; (vii) any radon gas; or (viii) any additional substances or materials which now are or hereafter shall be classified or considered to be hazardous or toxic under Environmental Requirements (as defined in Paragraph 8(c) hereof), or the common law, or any other applicable laws relating to the Property.  Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property: (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

(c) “Environmental Requirements” shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

(d) (i)           By proceeding with this transaction following the expiration of the Due Diligence Period, Purchaser shall be deemed to have made its own independent investigation of the Property, the Property Documents and the presence of Hazardous Materials on the Property as Purchaser deems appropriate.  Accordingly, subject to a claim for the breach of any of the representations and warranties of Seller, whether set forth herein or in any document delivered in connection with Closing, or any other breach of this Agreement or any other agreement to be delivered in connection with Closing, which claim(s) (subject to Seller’s limitation of liability hereunder) is expressly reserved to Purchaser, Purchaser, on behalf of itself and all of its officers, directors, shareholders, employees, members, partners, representatives and affiliated entities (collectively, the “Releasors”), hereby expressly waives and relinquishes any and all rights and remedies Releasors now or hereafter may have against Seller, Seller’s affiliates, Seller’s investment advisors, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees, agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns (the “Seller Parties”), whether known or unknown, which may arise from or be related to: (a) the physical condition, quality, quantity and state of repair of the Property and the prior management and operation of the Property; (b) the Property Documents; (c) the Property’s compliance or lack of compliance with any federal, state or local laws or regulations; and (d) any past, present or future presence or existence of Hazardous Materials on, under or about the Property or with respect to any past, present or future violation of any Environmental Requirements now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, (i) any and all rights and remedies Releasors now or hereafter may have pursuant to any Environmental Requirements and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Property under any Environmental Requirements, provided, however (subject to Seller’s limitation of liability hereunder), Seller is not released by the foregoing for any claim based upon a breach of any of Seller’s warranties, breach of any covenant or indemnity which survives Closing, whether set forth herein or in any document delivered in connection with Closing.

(ii) Without limiting the generality of the foregoing, subject to claims for the breach of any of Seller’s warranties, a breach of any covenant or indemnity or any other agreement to be delivered in connection with Closing, Purchaser, on behalf of itself and the other Releasors, hereby assumes all risk and liability resulting or arising from, or relating to the ownership, use, condition, location, maintenance, repair, or operation of, the Property from and after Closing and Seller Parties shall not be liable for any special, direct or indirect, consequential, punitive or other damages resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair or operation of the Property.

(iii) The foregoing waivers, releases and agreements by Purchaser, on behalf of itself and Releasors, shall survive Closing and the recordation of the Deed and shall not be deemed merged into the Deed upon its recordation.

(e) Seller shall not be responsible for curing any governmental violations, nor shall Purchaser be entitled to any abatement, reduction or other modification in the Purchase Price or in any of the other terms and conditions hereunder in the event of the occurrence and/or the receipt of notice of any such governmental violation, provided, however, that with respect to any notice issued by a governmental authority or official to Seller between the Approval Date and the Closing Date citing a governmental violation at the Property which is not the obligation of any tenant, licensee or other occupant under the Leases to cure (a “Seller Violation Notice(s)”), Seller shall cure such Seller Violation Notice(s) which can be removed for a sum of money not to exceed Two Hundred Fifty Thousand and 00/100 ($250,000.00) Dollars in the aggregate for all such violations (the “Violations Cap”) or provide Purchaser with a credit against the Purchase Price at Closing equal to the cost to cure the Seller Violation Notice(s) not to exceed the Violations Cap.  If Seller receives Seller Violation Notice(s), the cure thereof shall exceed the Violations Cap, and Seller shall be unwilling or unable to cure such Seller Violation Notice(s), Seller shall so notify Purchaser in writing (the “Non-Cure Notice”) and Purchaser shall have the right to accept the Property subject to such Seller Violation Notice(s) with a credit against the Purchase Price at Closing equal to the Violations Cap or to terminate this Agreement by notice delivered to Seller within five (5) days following receipt of the Non-Cure Notice.  If Purchaser shall fail to so notify Seller, then Purchaser shall be deemed to have elected to accept the Property with a credit against the Purchase Price at Closing equal to the Violations Cap.  Seller shall not be responsible for performing any work or fulfilling any other obligation in connection with obtaining a Certificate of Occupancy or any other governmental approval in connection with the sale of the Property or resulting from the use or physical condition of the Property.  Seller shall, however, reasonably cooperate with Purchaser, at no out-of-pocket cost to Seller, in connection with Purchaser’s attempts to obtain a Certificate of Occupancy or any other necessary governmental approval in connection with the sale of the Property.

9. CLOSING DOCUMENTS.

(a) At Closing, Seller shall execute and/or deliver to Purchaser:

(i) a bargain and sale deed with covenants against grantor’s acts (the “Deed”) from Kinnelon Hye conveying the Kinnelon Real Property subject to no exceptions other than the Permitted Exceptions on the basis that as of Closing, the Title Company shall insure title as set forth in this Agreement;

(ii) a Deed from Midpark Hye conveying the Midland Park Real Property subject to no exceptions other than the Permitted Exceptions on the basis that as of Closing, the Title Company shall insure title as set forth in this Agreement;

(iii) a Deed from Pompton Lakes Hye conveying the Pompton Lakes Real Property subject to no exceptions other than the Permitted Exceptions on the basis that as of Closing, the Title Company shall insure title as set forth in this Agreement;

(iv) a Deed from Wyckoff Hye conveying the Wyckoff Real Property subject to no exceptions other than the Permitted Exceptions on the basis that as of Closing, the Title Company shall insure title as set forth in this Agreement;

(v) an Affidavit of Consideration for Use by Seller NJ Form RTF-1 from each Seller;

(vi) a Seller’s Residency Certificate Exemption Form GIT-REP 3 from each Seller;

(vii) an affidavit of title from each Seller, the form and substance of which shall be subject to the reasonable approval of the Title Company;

(viii) the original (if available, or in lieu thereof, certified copies) of the Leases relating to each Real Property, together with all security deposits delivered thereunder and all guarantees delivered in connection therewith, in effect on the Closing Date;

(ix) an assignment and assumption of the Leases and security deposits and guarantees in the form attached hereto as Exhibit “B” (the “Assignment of Leases”);

(x) an updated rent roll for each Real Property;

(xi) a bill of sale, if applicable, conveying all of Seller’s right, title and interest in and to the Tangible Personal Property, free and clear of liens or encumbrances, in the form attached hereto as Exhibit “C” (the “Bill of Sale”);

(xii) a closing statement reflecting the prorations and other adjustments to the Purchase Price required pursuant to this Agreement and otherwise acceptable to each of the parties (the “Closing Statement”);

(xiii) an affidavit of Seller certifying that Seller is not a “foreign person”, as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended;

(xiv) the originals of all Contracts, if any, being assumed by Purchaser;

(xv) an assignment and assumption of Contracts and Intangible Personal Property in the form attached hereto as Exhibit “D” (the “Assignment of Contracts”);

(xvi) tenant estoppel certificates in accordance with the provisions of this Agreement;

(xvii) notices to all tenants of the Property in the form attached hereto as Exhibit “E” (the “Tenant Notices”);

(xviii) such organizational and authorizing documents of Seller as reasonably shall be required by the Title Company to evidence Seller’s authority to execute this Agreement and any documents to be executed by Seller at Closing and to consummate the transaction contemplated by this Agreement;

(xix) a certificate updating Seller’s representations and warranties set forth in this Agreement, as of the Closing Date; and

(xx) such other instruments as reasonably may be required by the Title Company to effectuate the within transaction, provided same are delivered subject to the same limitations on Seller’s liability as provided in this Agreement.

(b) Each Deed shall be accompanied by Seller’s payment to the Register or Clerk of the County in which the Real Property is located of the New Jersey Realty Transfer Fee payable under N.J.S.A. 46:15-5 et seq., as amended, which is to be paid by Seller, or at Seller’s option, Purchaser shall be entitled to a credit against the Purchase Price of a sum equal to the New Jersey Realty Transfer Fee to be paid on account hereof.  In no event shall Seller be responsible for the payment of the additional one percent (1%) supplemental fee (the so-called “commercial mansion tax”) payable under N.J.S.A. 46:15-7.2, as amended, the responsibility of which shall remain with Purchaser.  The provisions of this subparagraph (b) shall survive the Closing.

(c) At Closing, Purchaser shall execute and/or deliver to Seller:

(i) the balance of the Purchase Price;

(ii) an Affidavit of Consideration for Use by Buyer NJ Form RTF-1EEE;

(iii) the Assignment of Leases;

(iv) the Assignment of Contracts;

(v) the Closing Statement;

(vi) such organizational and authorizing documents of Purchaser as reasonably shall be required by Seller and/or the Title Company to evidence Purchaser’s authority to execute this Agreement and any documents to be executed by Purchaser at Closing and to consummate the transaction contemplated by this Agreement;

(vii) the Tenant Notices;

(viii) a certificate updating Purchaser’s representations and warranties set forth in this Agreement, as of the Closing Date;

(ix) such other instruments as reasonably may be required by the Title Company to effectuate the within transaction; and

(x) payment to the Title Company of any “mansion” or other fees or charges not identified as Seller’s obligations by statute.

10. POSSESSION.  Seller shall deliver to Purchaser, and Purchaser shall accept possession of the Property from Seller at the time of Closing, and thereafter, Purchaser shall be entitled to take any rents, issues and profits of the Property to its own use.

11. COSTS AND PRORATIONS.

(a) Purchaser will pay the following costs of closing this transaction:

(i) All Deed recordation fees and expenses and all mansion or similar taxes or any other fees or taxes due in connection with the recordation of each Deed and which are not required by statute or this Agreement to be paid by Seller;

(ii) All settlement fees and other charges of the Title Company due in connection with the closing of this transaction;

(iii) The premiums, title search fees and all other costs relating to the issuance of the title policy, and any and all special endorsements issued in connection with this transaction, whether pursuant to the title commitment or otherwise;

(iv) The cost of any survey obtained by Purchaser;

(v) The fees and disbursements of Purchaser’s counsel and any other expenses(s) incurred by Purchaser or its representative(s) in inspecting or evaluating the Property or closing of this transaction;

(vi) Any and all charges, fees, costs and expenses in connection with Purchaser obtaining or recording any financing for the purchase of the Property; and

(vii) Subject to Seller’s obligation under Paragraph 8(e) to cure governmental violations, any fees or costs payable to any governmental entity in connection with this transaction including without limitation, obtaining a Certificate of Occupancy, a Certificate of Continued Occupancy, inspection fee or any other governmental approval.

(b) Seller will pay the following costs of closing this transaction:

(i) The New Jersey Realty Transfer Fee due in connection with the recordation of each Deed;

(ii) Any fees or charges required by statute to be paid by Seller; and

(iii) The fees and disbursements of Seller’s counsel.

(c) All revenues and expenses, including, but not limited to rents and any other amounts paid or payable by tenants, personal property taxes, installment payments of special assessment liens, sewer charges, utility charges and other normally prorated operating expenses paid as of Closing shall be prorated as of 12:01 a.m. on the Closing Date on an “as and when collected or paid basis” and shall be adjusted against the Purchase Price due at Closing; provided that within sixty (60) days after Closing, Purchaser and Seller will make a further adjustment for such rents, taxes or charges which may have accrued or been incurred prior to Closing, but not received or paid at that date.  If, after Closing, it is determined that any item of income or expense was prorated at Closing in error or on the basis of an estimate, or if it is determined that the parties failed to prorate an item at Closing which should have been prorated, Purchaser and Seller promptly upon (but in no event later than fifteen (15) days after) discovery of such error, agree to calculate in good faith the proper proration of such item that should have been made, and, if it is determined that either party is required to pay the other a sum based on such post-Closing adjustment, the party owing such sum shall pay the same to the other within fifteen (15) days after such amount has been determined.  Notwithstanding the foregoing, all adjustments and prorations hereunder shall be deemed final on the first (1st) anniversary of Closing.

(d) At Closing, Seller shall:  (a) either (i) deliver to Purchaser the unapplied balance of all cash (or cash equivalent) security or other deposits paid by any of the tenants to secure their respective obligations under the Leases (collectively, the “Security Deposits”), or (ii) credit against the Purchase Price an amount equal to the unapplied balance of all cash Security Deposits; and (b) assign to Purchaser all of Seller’s interests in and to any letters of credit, bonds, notes or other instruments constituting non-cash Security Deposits under any of the Leases.  If any Security Deposits are in the form of a letter of credit, then prior to the Closing, Seller shall use its reasonable efforts to cause each letter of credit issued as a security deposit in connection with a Lease, either to be: (x) reissued, assigned or transferred in favor of Purchaser (or its designee) as of the Closing; or (y) otherwise amended or endorsed so as to render Purchaser (or its designee) the beneficiary of such letter of credit as of the Closing.  At the Closing, Seller shall assign its interest in the letter(s) of credit to Purchaser (to the extent assignable) and deliver the original letter of credit to Purchaser at the Closing.  If any letter of credit issued as a security deposit under any Lease is not reissued, assigned, transferred, amended or endorsed in favor of Purchaser (or its designee) as of the Closing, then Seller after the Closing, at its cost, shall cooperate with Purchaser to cause each such letter of credit to be reissued, assigned, transferred, amended, or endorsed in favor of Purchaser (or its designee) as described above, and until any such letter of credit has been assigned, transferred, reissued, amended, or endorsed in favor of Purchaser (or its designee), Seller shall cooperate with Purchaser (or its designee) in effecting a draw of the letter of credit if Purchaser (or its designee), in Purchaser’s sole discretion, determines that it is entitled thereto in accordance with the terms of the applicable Lease and Seller shall pay to Purchaser any proceeds received by Seller from such letter(s) of credit, forthwith upon its receipt thereof.  This provision shall not merge with the Deed delivered hereunder but shall survive Closing.

(e) General real estate taxes and special assessments relating to the Property payable during the year in which Closing occurs shall be prorated as of the Closing Date.  If Closing shall occur before the actual taxes and special assessments payable during such year are known, the apportionment of taxes shall be upon the basis of taxes for the Property payable during the immediately preceding year; provided that, if the taxes and special assessments payable during the year in which Closing occurs thereafter are determined to be more or less than the taxes payable during the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly shall adjust the proration of such taxes and special assessments, and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment.  If, as the result of an appeal of the assessed valuation of the Property for any real estate tax year prior to (or including) the year of Closing, there is issued after Closing an administrative ruling, judicial decision or settlement by which the assessed value of the Property for such tax year is reduced, and a real estate tax refund or credit is issued, Seller shall be entitled to all such refunds, credits or reductions relating to the period prior to Closing, except to the extent that prior or then existing tenants in the Property are entitled to a portion of same under the express provisions of their Lease(s).  To the extent any tax appeals or protests have been instituted or are pending at and as of Closing, Seller and Purchaser shall execute such documents as reasonably are necessary for Purchaser to assume any such tax appeal or protest and the prosecution thereof with attorneys or consultants reasonably acceptable to Seller; provided, however, that Purchaser agrees to remit to Seller, within ten (10) days after receipt by Purchaser, all refunds or an amount equal to all credits or reductions of real estate taxes obtained in connection with such tax appeal to the extent such refunds, credits or reductions relate to the period prior to Closing, and after deducting therefrom Seller’s pro rata share of attorneys’ fees and collection costs incurred in connection with obtaining such refunds, credits or reductions, calculated on the basis of the number of days during the period for which such refund, credit or reduction, was issued that Seller and Purchaser, respectively, owned the Property.  This provision shall not merge with the Deed delivered hereunder but shall survive Closing.

(f) Amounts due or paid, if any, under all Contracts assumed by Purchaser shall be prorated as of Closing in accordance with the purposes and intent of this Agreement.

(g) At Closing, Purchaser shall assume and be solely responsible and liable for all Landlord Lease Obligations (as hereinafter defined):  (i) with respect to those Leases listed on Exhibit “H”, first coming due or arising after Closing, including those Landlord Lease Obligations accruing or arising as the result of the exercise by a tenant under its Lease of any expansion, extension or renewal option contained therein; and (ii) with respect to any Lease entered into pursuant to Paragraph 13, Purchaser, at Closing, shall reimburse and pay to Seller all amounts for Landlord Lease Obligations expended by Seller in connection therewith; provided that Purchaser is given notice of any such amounts not less than three (3) business days prior to the Approval Date.  For purposes of this Agreement, the term “Landlord Lease Obligations” shall mean and include:  (a) all unpaid leasing commissions and brokerage fees in connection with the existing Leases or the exercise by the tenant thereunder of any extension, renewal or expansion option (provided, however, that Purchaser shall only assume responsibility for any of such commissions and fees pursuant to any brokerage agreement listed on Exhibit “J”), and all leasing commissions and brokerage fees payable in connection with the execution of a Lease entered into pursuant to Paragraph 13; (b) all unpaid tenant improvement allowances (if any) specified in such Lease required to be funded by landlord thereunder, including tenant allowances required to be funded upon the exercise by a tenant under its Lease of any extension, renewal, expansion or purchase option; (c) the cost of completing tenant improvements, if any, specified in the Lease to be performed by landlord, including tenant improvements to be performed by the landlord upon the exercise by a tenant under its Lease of any extension, renewal or expansion option; (d) expenses incurred or to be incurred pursuant to the terms of the Lease for the purposes of satisfying or terminating the obligations of a tenant under another lease to the landlord thereunder (whether or not such other lease covers space in the Property) and any other inducement to the tenant under such Lease pursuant to the terms thereof; (e) any costs associated with the negotiation, execution and delivery of such Lease (s), including attorneys’ and consultants’ fees and expenses; and (f) any “free” rent to the extent any tenant is entitled thereto pursuant to its lease.

(h) With respect to percentage rents based upon gross sales or other income generated by the business of a tenant located on the Property during a specific period of time (the “Applicable Period”), Purchaser, upon collection of such percentage rent, shall remit to Seller an amount equal to the product obtained by multiplying the percentage rent so collected by a fraction, the numerator of which is the number of days which have elapsed in the Applicable Period prior to Closing and the denominator of which is the total number of days in the Applicable Period.

(i) With respect to the additional rent attributable to insurance, taxes, common area maintenance and other operating expenses which are passed through to tenants under the Leases (the “Pass Through Expenses”) which have been billed by Seller to tenants prior to Closing but which have not yet been collected and are delinquent, such Pass Through Expenses shall be prorated between the parties as uncollected rent as provided in subparagraph (j) below.  With respect to Pass Through Expenses which (a) have been billed prior to Closing but which have not yet been collected and are not delinquent, and (b) have not been billed to tenants as of Closing, Purchaser shall use its commercially reasonable efforts to collect such amounts, and upon the collection of same, Purchaser shall remit to Seller an amount equal to that portion of Pass Through Expenses which accrued prior to Closing, after deducting therefrom Seller’s pro rata share of attorneys’ fees and collection costs incurred in connection with recovering such Pass Through Expenses, calculated on the basis of the number of days during the period for which such Pass Through Expenses were incurred, that Seller and Purchaser, respectively, owned the Property.  With respect to Pass Through Expenses which have not been billed to tenants as of Closing, Purchaser shall bill each tenant for same in accordance with each such Lease.  At Closing, Seller and Purchaser reasonably shall estimate the amount, if any, by which tenants in the Property have overpaid or underpaid their proportionate shares of operating expenses and real estate taxes through Closing.  If, at Closing, Purchaser and Seller determine that an overpayment by tenants exists, Purchaser shall receive a credit in the aggregate amount of such estimated overpayment.  If, at Closing, Purchaser and Seller determine that an underpayment by tenants exists, Seller shall receive a credit in the aggregate amount of such estimated underpayment.  Notwithstanding the foregoing, the parties shall perform a final reconciliation after Closing of such pass-through costs in accordance with the other provisions of this Paragraph 11.  Seller shall continue to be responsible for the actual amount of any overpayment and Purchaser shall be responsible for the actual amount of any underpayment, to the extent collected from tenants.  In the event that Seller and Purchaser, after using commercially reasonable efforts to do so, are not able to agree at Closing on an estimated amount of overpayment or underpayment of operating expenses and real estate taxes, by tenants, the parties shall reconcile the proration of such Pass-Through expenses after Closing.

(j) Seller shall be entitled to the return of any deposit(s) posted by it with any utility company and Seller shall notify each utility company serving the Property to terminate Seller’s account, effective at noon on the Closing Date.

(k) Upon Closing, Seller shall retain all rights in and to any rents or other amounts due for any period prior to Closing, but shall have no right to commence any legal proceedings which would, or could, result in the eviction or dispossession of a tenant from the Property.  Seller shall retain and shall have the right to seek monetary damages against any tenant in arrears.  Purchaser shall use its commercially reasonable efforts during the twelve (12) month period immediately following Closing to collect and promptly remit to Seller rents or other amounts due Seller for the period prior to Closing.  Purchaser shall apply all rents or other amounts received by Purchaser, first, to costs of collection; second, for the account of Purchaser for any and all amounts due to Purchaser for the month in which such amounts were received; third, for the account of Seller for any and all amounts due Seller for periods prior to Closing; and the balance shall be retained by Purchaser.  In exercising its commercially reasonable efforts to collect rents and other amounts due Seller as herein required, Purchaser, during the entirety of the foregoing twelve (12) month period, shall bill and invoice tenants owing any such amounts to Seller on a monthly basis, and institute the same “follow-up” actions or programs used by Purchaser to collect delinquent amounts owed by tenants to Purchaser.

(l) Any other costs or charges of closing this transaction not specifically mentioned in this Agreement shall be paid and adjusted in accordance with local custom in the commercial real estate market in which the Property is located.

(m) Except as expressly provided herein, the purpose and intent of the provisions for prorations and apportionments set forth in this Paragraph 11 and elsewhere in this Agreement are for Seller to bear all expenses of ownership and operation of the Property and to receive all income therefrom accruing through midnight of the day preceding Closing and for Purchaser to bear all expenses and receive all such income accruing thereafter; provided, however, that if Seller and/or any lender of a loan secured by the Property being repaid from sales proceeds at Closing, do not actually receive, in immediately available funds, and by 2:00 p.m. on the Closing Date, all amounts required to be disbursed to them pursuant to a closing statement executed by all parties at Closing, then all Closing adjustments and prorations shall be recalculated and made as of midnight on the next business day immediately following the Closing; provided, further, that the foregoing provision shall not be construed to give either party the right unilaterally and without the agreement of the other party, to extend Closing beyond the scheduled Closing Date, and the failure of either party to consummate Closing on the scheduled Closing Date, at the option, and in the sole discretion, of the non-defaulting party, shall constitute a default hereunder.  All of the provisions contained in this Paragraph 11 shall survive Closing.

12. RISK OF LOSS AND CONDEMNATION.

(a) Seller assumes the risk of any loss or damage to the Property beyond ordinary wear and tear until the Closing Date.  In the event of any insured casualty to the Property, beyond ordinary wear and tear prior to the delivery of the Deed, which does not exceed the Casualty Threshold (as hereinafter defined) Seller, at its sole option, either shall repair the damage to the Property out of any insurance proceeds actually received by Seller as a result of the damage caused by such occurrence, or assign the entire insurance proceeds (including any rent interruption proceeds applicable to the period following the Closing) actually received or to be received by Seller as a result of the damage caused by such occurrence to Purchaser at Closing (less an amount equal to any expenses and costs reasonably incurred by Seller to obtain the proceeds and/or to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to and retained by Seller) without any change in the Purchase Price or in any other terms and conditions hereof and allow as a credit against the Purchase Price, an amount equal to the deductible of any such insurance policy.  If, however, there is any damage or injury caused to the Property, beyond normal wear and tear prior to the delivery of the Deed, which exceeds the Casualty Threshold, whether or not Seller elects to repair and restore, Purchaser may elect to terminate this Agreement by notice to Seller, delivered within thirty (30) days of the casualty occurrence.  If this Agreement is so terminated, there shall be no further obligations hereunder except that Escrow Agent shall return the Deposit to Purchaser in accordance with the provisions of Paragraph 16 hereof, and except for Surviving Obligations.  If Seller elects to repair and/or restore the Property pursuant to this Paragraph 12(a), then Closing shall be postponed for a time sufficient to allow Seller to obtain insurance proceeds and repair and/or restore the Property.  The term “Casualty Threshold” shall mean Two Million Five Hundred Thousand and 00/100 ($2,500,000) Dollars with respect to any individual Real Property or ten (10%) percent of the Purchase Price in the aggregate with respect to all of the Real Property.

(b) If, prior to the Closing, action is initiated to take any material portion of any individual Real Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may (a) terminate this Agreement by notice to Seller, or (b) consummate the Closing, in which latter event, subject to the operation and effect of any mortgage, all of Seller’s assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.  For these purposes only, a material portion of any individual Real Property shall mean a loss of a material income producing portion of any individual Real Property, a taking of the main access to such Real Property or a taking of parking relating thereto, other than minor peripheral takings for road widenings and other similar takings.

13. FUTURE OPERATIONS.  From the Effective Date until Closing or earlier termination of this Agreement:

(a) Seller shall comply with the obligations of the landlord under the Leases which Seller is required to carry out and perform prior to the Closing.

(b) Seller shall maintain its existing or comparable casualty and liability insurance with respect to the Property;

(c) Seller shall operate and maintain the Property substantially in accordance with its past practices;

(d) Promptly upon Seller’s execution thereof, but in no event later than three (3) business days prior to the Approval Date, Seller shall provide to Purchaser a copy of any new contract, or any amendment or modification to any existing Contract entered into by Seller during the Due Diligence Period.  Between the Approval Date and Closing, Seller will enter into only those Contracts which Seller believes are necessary to carry out its obligations under Paragraph 13(b) hereof and which shall be cancelable on not more than thirty (30) days’ written notice or without the payment of any termination or other similar fee.  If Seller enters into any such Contract after the Approval Date, Seller shall provide prompt notice thereof to Purchaser and unless Purchaser, within five (5) business days after such Seller’s notice, notifies Seller of Purchaser’s intention not to assume such Contract, the Contract shall be assumed by Purchaser at Closing pursuant to Paragraph 5.

(e) (i)  Promptly upon Seller’s execution thereof, but in no event later than three (3) business days prior to the Approval Date, Seller shall provide to Purchaser a copy of any new Lease, or of any amendment or modification to any existing Lease listed on Exhibit “H” attached hereto, entered into by Seller during the Due Diligence Period.  Between the Approval Date and Closing, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned Seller shall not:  (A) execute any new Lease affecting the Property, or any part thereof; (B) amend any existing Lease listed on Exhibit “H” attached hereto; or (C) terminate or accept the surrender of any Lease; provided, however, that Seller is authorized to accept the termination of any Lease at the end of its existing term and to expand, extend or renew any Lease pursuant to expansion, extension or renewal options contained therein.

(ii) With respect to any request for consent pursuant to Paragraph 13(d)(i), if Purchaser:  (A) shall fail either to consent or to expressly withhold its consent by a notice to Seller which specifically states the reasonable basis for Purchaser’s objection within five (5) business days after Purchaser’s receipt of such request; or (B) unreasonably refuses to grant its consent, then Purchaser shall be deemed to have consented to such request.

(iii) Seller shall make good faith efforts to obtain and deliver to Purchaser, on or before Closing (with estoppel certificates to be sent to Purchaser promptly as they are received) estoppel certificates dated no more than forty-five (45) days prior to the Closing Date [without taking into account any extension of the original Closing Date (x) of thirty (30) or fewer days as elsewhere provided, or (y) due to Purchaser’s failure to close in a timely manner] from:  (A) A&P, Planet Fitness, Walgreens, Rite Aid, Petco (at both the Kinnelon Real Property and Midland Park Real Property), Kings, CVS and Tuesday Morning (the “Major Tenants”), substantially in the form attached hereto as Exhibit “F” or on such Major Tenants’ form in accordance with the terms of their respective Leases; (B) from all tenants occupying a minimum of 4,000 square feet of gross leasable area; and (C) other tenants leasing at least seventy-five (75%) percent of the remaining square footage of the buildings constituting the Real Property (measured by gross leasable square footage of space occupied by tenants) substantially in the form attached hereto as Exhibit “F” or the form required by the terms of their Lease (the estoppels set forth in (B) and (C) being the “Required In-Line Tenants”).  Seller shall request an estoppel certificate from each tenant in accordance with the terms of the applicable Lease, but Seller shall not be obligated to expend any funds (other than nominal printing and delivery costs) in connection with obtaining any such tenant estoppel certificates, and the failure of Seller to obtain any such tenant estoppel certificates shall not be a breach or default hereunder.  Purchaser shall be allowed to assist Seller in obtaining estoppel certificates and Seller shall cooperate reasonably with Purchaser in seeking to obtain the same.

As of the scheduled Closing Date, if the Required In-Line Tenants have not signed and delivered estoppel certificates which, in each case (x) do not contain any information that materially contradicts any representation or warranty of Seller made herein, or the terms of the applicable Lease, and (y) do not disclose a material default on the part of the landlord or the tenant under the applicable Lease) (the “Estoppel Requirement”), then Seller shall execute and deliver a certificate to Purchaser covering such Required In-Line Tenants for which tenant estoppel certificates meeting such requirements have not been signed and delivered (subject to the limitations as hereinafter provided) sufficient (taken together with the tenant estoppel certificates) to satisfy the Estoppel Requirement, which certificate shall be dated the Closing Date, and which shall be subject to the same limitations on liability and survivability set forth in Paragraph 7(c) hereof as apply to the representations and warranties made by Seller, except the Claims Floor shall not apply to any Seller’s certificate, the Survival Period with respect to claims against Seller for common area maintenance charge-related and real estate tax-related errors or omissions in any Seller’s certificate(s) shall end on June 30, 2015, and the Claims Cap with respect to Seller’s certificates shall be Six Hundred Thousand ($600,000.00) Dollars, which cap is inclusive of the Five Hundred Thousand ($500,000.00) Dollar cap set forth in Paragraph 7(c).  Notwithstanding anything herein to the contrary, (I) a Seller’s certificate may be given by Seller for no more than forty (40%) percent of the Required In-Line Tenants, and (II) Purchaser shall have no obligation to accept a Seller’s certificate in lieu of an estoppel certificate from any Major Tenant.  A Seller’s certificate delivered in lieu of a tenant estoppel certificate shall be deemed revoked, null and void, if Seller subsequently delivers to Purchaser, within ninety (90) days after Closing, a tenant estoppel certificate covering the Lease to which Seller’s certificate pertains, which contains substantially the same information as such Seller’s certificate and without materially contradicting any information in such Seller’s certificate.  In the event that all of the estoppel delivery requirements set forth in this Paragraph 13 are not satisfied by the scheduled Closing Date, taking into account Seller’s certificates to the extent allowable hereunder, Seller shall have the option to extend Closing for up to thirty (30) days to satisfy all such estoppel delivery requirements.  In the event the Estoppel Requirement is not met by the scheduled Closing Date (or extended date should Seller elect to extend as aforesaid), taking into account Seller’s certificates to the extent allowable hereunder, then Seller will not be in default by reason thereof, and Purchaser, as its sole option, shall be entitled to terminate this Agreement by notice to Seller given within five (5) business days after the scheduled Closing Date or extended date; provided, however, if the Estoppel Requirement is met at any time prior to the giving of such termination notice by Purchaser as aforesaid, Purchaser shall have no right to terminate this Agreement.  If Purchaser timely terminates this Agreement pursuant to this Paragraph 13(d), the Deposit shall be returned to Purchaser and neither party shall have any further obligations or liability hereunder, except for the Surviving Obligations.

(f) Purchaser shall assume the obligations (including payment) arising from and after the Closing Date under any Contracts which Purchaser must assume, as herein elsewhere provided, and any Contracts designated by Purchaser or deemed designated by Purchaser, during the Due Diligence Period for assumption by Purchaser, including any work for tenant improvements and/or other capital expenditures.  This provision shall survive Closing.

14. NOTICES.  All notices, requests, consents, approvals, responses, waivers or other communications (“notice(s)”) required or permitted to be given hereunder shall be given in writing and shall be delivered (a) by certified mail, postage prepaid, return receipt requested, (b) by a commercial overnight courier that guarantees next business day delivery and provides a receipt, or (c) electronic mail, if followed by the giving of such notice pursuant to one of the other means set forth in this Paragraph 14 before the end of the first business day thereafter.  Such notices shall be addressed as follows:

To Seller:	c/o Gabrellian Associates

95 North State Route 17

Paramus, New Jersey 07652

Attention: Mr. Mark Gabrellian

Email: mark@gabrellian.com

with a copy to:	Cole, Schotz, Meisel, Forman & Leonard, P.A.

Court Plaza North

25 Main Street

Hackensack, New Jersey 07602-0800

Attention: Gary M. Albrecht, Esq.

E-mail: galbrecht@coleschotz.com

Attention: Richard W. Abramson, Esq.

E-mail: rabramson@coleschotz.com

To Purchaser:	Urstadt Biddle Properties Inc.

321 Railroad Avenue

Greenwich, CT 06830

Attention: Willing L. Biddle

E-mail: wbiddle@ubproperties.com

with a copy to:	Urstadt Biddle Properties Inc.

321 Railroad Avenue

Greenwich, CT 06830

Attention: Stephan Rapaglia

E-mail: srapaglia@ubproperties.com

To Escrow Agent:                    at its address set forth in Paragraph 3 hereof

or to such other address as any party from time to time may specify in writing to the other Parties.  Any notice sent as hereinabove provided shall be deemed effectively given on the date mailed if sent by certified mail, postage prepaid, return receipt requested or by a commercial overnight courier or on the date mailed if sent via electronic mail.  Such notices shall be deemed received: (a) on the date of delivery, if delivered by overnight express delivery service; (b) on the date indicated on the return receipt if mailed, or (c) on the date (and at the time) sent via electronic mail, if sent via electronic mail, subject to the giving of such notice pursuant to one of the other means set forth in this Paragraph 14 before the end of the first business day thereafter.  If any notice mailed is properly addressed but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.  Any notice sent by the attorney representing a party shall qualify as notice under this Agreement.

15. DEFAULT; REMEDIES.

(a) If Purchaser shall default in any manner under this Agreement, for any reason other than (i) a default by Seller under this Agreement or (ii) the non-occurrence of any conditions precedent to Purchaser’s obligation to close or perform under this Agreement, which default shall continue for ten (10) days after notice from Seller, then Purchaser shall forfeit to Seller all of its right, title and interest in and to the Deposit paid hereunder; and Purchaser shall have no further liability to Seller (except for the Surviving Obligations).  The parties have agreed that the actual damages suffered by Seller would be extremely difficult or impracticable to ascertain.  After negotiation, the parties have agreed that, considering all the circumstances existing on the Effective Date, the amount of the Deposit is a reasonable estimate of the damages that Seller would incur in such an event and that the aforesaid payment of the Deposit is liquidated damages hereunder and not a penalty.  The provisions of this Paragraph 15(a) shall not limit or affect any of Purchaser’s indemnities as provided in Paragraphs 5 and 18 of this Agreement.

(b) If Seller shall refuse or fail to convey the Property to Purchaser in violation of Seller’s obligations hereunder, for any reason other than (i) a default by Purchaser under this Agreement or (ii) the non-occurrence of any conditions precedent to Seller’s obligation to close or perform under this Agreement, or if Seller otherwise shall be in default of its obligations hereunder, for any reason other than (i) a default by Purchaser under this Agreement or (ii) the non-occurrence of any conditions precedent to Seller’s obligation to close or perform under this Agreement, which default shall continue for ten (10) days after notice from Purchaser, Purchaser, as its sole remedies hereunder, shall have the right to:  (A) terminate this Agreement and receive a return of the Deposit; or (B) seek specific performance; or (C) waive such breach or default and proceed to Closing.  In the event that Purchaser elects to seek specific performance under (B) above, Purchaser shall bring such action within sixty (60) days after the scheduled Closing Date, or else such remedy shall be deemed waived; and unless otherwise expressly required pursuant to this Agreement, in no event shall Seller be obligated to undertake any of the following:  (1) change the condition of the Property or restore the same after any fire or casualty; (2) expend money or post a bond to remove or insure over a Title Defect or encumbrance or to correct any matter shown on a survey of the Property; (3) secure any permit, approval, or consent with respect to the Property or Seller’s conveyance thereof; or (4) expend any money to repair, improve, remediate or alter the Property or any portion thereof.  If Purchaser shall not institute an action for specific performance within sixty (60) days after the scheduled Closing Date, time being of the essence, and Purchaser has not elected to waive such default by Seller, Purchaser shall be deemed to have elected to terminate set forth in (i) above.  Notwithstanding the foregoing, nothing contained in this Paragraph 15(b) will limit Purchaser’s remedies at law or in equity in the event of a breach by Seller of any obligation of Seller which survives Closing.

(c) In no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages.

16. ESCROW AGENT.

(a) The Deposit shall be held in escrow by Escrow Agent in one or more interest-bearing, federally insured bank accounts selected by Escrow Agent on the terms hereinafter set forth.

(b) When Closing has occurred, Escrow Agent shall deliver the Deposit to Seller.

(c) If Escrow Agent receives a request for the Deposit signed by Seller stating that Purchaser has defaulted in the performance of its obligations under this Agreement, Escrow Agent shall submit (in the manner set forth in Paragraph 14 hereof) a copy of such request to Purchaser.  If Escrow Agent shall not have received notice of objection from Purchaser within five (5) business days after Escrow Agent has forwarded such request, Escrow Agent shall deliver the Deposit to Seller.  If Escrow Agent shall receive a timely notice of objection from Purchaser as aforesaid, Escrow Agent promptly shall submit a copy thereof to Seller.

(d) If Escrow Agent receives a request signed by Purchaser stating that this Agreement has been canceled or terminated, or that Seller has defaulted in the performance of its obligations hereunder, and that Purchaser is entitled to the Deposit, Escrow Agent shall submit (in the manner set forth in Paragraph 14 hereof) a copy of such request to Seller.  If Escrow Agent shall not have received notice of objection from Seller within five (5) business days after Escrow Agent has forwarded such request, Escrow Agent shall deliver the Deposit to Purchaser.  If Escrow Agent shall receive a timely notice of objection from Seller as aforesaid, Escrow Agent promptly shall submit a copy thereof to Purchaser.

(e) Any notice to Escrow Agent shall be sufficient only if given in the manner set forth in Paragraph 14 hereof and received by Escrow Agent within the applicable time period set forth herein.  All mailings and notices from Escrow Agent to Seller and/or Purchaser, or from Purchaser and/or Seller to Escrow Agent, shall be addressed to Escrow Agent and to the Party to receive such notice at its address as set forth in Paragraphs 3 or 14 hereof.

(f) If Escrow Agent receives notice signed by Seller instructing Escrow Agent to pay the Deposit to Purchaser, or if Escrow Agent receives notice signed by Purchaser instructing Escrow Agent to pay the Deposit to Seller, Escrow Agent shall deliver the Deposit in accordance with such instructions.

(g) If Escrow Agent shall have received a notice of objection as provided for in Paragraphs 16(c) or 16(d) hereof within the time therein prescribed, Escrow Agent shall not comply with any requests or demands it may have received it and shall continue to hold the Deposit until Escrow Agent receives either:  (i) a written notice signed by both Seller and Purchaser stating who is entitled to the Deposit; or (ii) a final order of a court of competent jurisdiction directing disbursement of the Deposit in a specific manner; in either of which events, Escrow Agent then shall disburse the Deposit in accordance with such notice or order. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any such requests or demands until and unless it has received a direction of the nature described in (i) or (ii) above.

(h) Notwithstanding the foregoing provisions of Paragraph 16(g) above, if Escrow Agent shall have received a notice of objection as provided for in Paragraphs 16(c) or 16(d) hereof within the time therein prescribed, or shall have received at any time before actual disbursement of the Deposit a notice from either Seller or Purchaser advising that litigation between Seller and Purchaser over entitlement to the Deposit has been commenced, or otherwise shall believe in good faith at any time that a disagreement or dispute has arisen between the Parties hereto over entitlement to the Deposit (whether or not litigation has been instituted), Escrow Agent shall have the right, upon notice to both Seller and Purchaser, (i) to deposit the Deposit with the Clerk of the Court in which any litigation is pending, and/or (ii) to take such affirmative steps, at its option, as it may elect in order to terminate its duties as Escrow Agent, including, but not limited to, the depositing of the Deposit with a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be borne by whichever of Seller or Purchaser is the losing party, and thereupon Escrow Agent shall be released of and from all liability hereunder except for any previous gross negligence or willful default.

(i) Escrow Agent shall have the right to represent Seller in any dispute between the parties relating to the Deposit, any other aspect of this Agreement or otherwise.

(j) Escrow Agent shall have no duty to invest all or any portion of the Deposit during any period of time Escrow Agent may hold the same prior to disbursement thereof except in one or more interest-bearing accounts as aforesaid, and any disbursements or deliveries of the Deposit required herein to be made by Escrow Agent shall be with such interest, if any, as shall have been earned thereon.

(k) Escrow Agent shall be under no obligation to deliver any instrument or documents to a court or take any other legal action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which, in Escrow Agent’s opinion, would or might involve it in any cost, expense, loss or liability unless, as often as Escrow Agent may require, Escrow Agent shall be furnished with security and indemnity satisfactory to it against all such costs, expenses, losses or liability.

(l) Escrow Agent shall not be liable for any error or judgment or for any act done or omitted by it in good faith, or for any mistake of fact or law, and is released and exculpated from all liability hereunder except for willful misconduct or gross negligence.

(m) Escrow Agent’s obligations hereunder shall be as a depositary only, and Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any notice, written instructions or other instrument furnished to it or deposited with it, or for the form of execution thereof, or for the identity or authority of any person depositing or furnishing same.

(n) Escrow Agent shall not have any duties or responsibilities except those set forth in this Agreement and shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document believed by it to be genuine, and Escrow Agent may assume that any person purporting to give any notice or advice on behalf of any Party in accordance with the provisions hereof has been duly authorized to do so.  Seller and Purchaser hereby jointly and severally agree to indemnify and to hold and save Escrow Agent harmless from and against any and all loss, damage, cost or expense Escrow Agent may suffer or incur as Escrow Agent hereunder unless caused by its gross negligence or willful misconduct.

(o) The terms and provisions of this Paragraph 16 shall create no right in any person, firm or corporation other than the parties hereto and their respective successors and permitted assigns, and no third party shall have the right to enforce or benefit from the terms hereof.

(p) The provisions of this Paragraph 16 shall survive Closing or the termination of this Agreement for any reason.

17. ASSIGNMENT.  Purchaser shall neither assign its rights nor delegate its obligations hereunder without obtaining Seller’s prior written consent, which consent may be granted or withheld in Seller’s sole discretion.  Notwithstanding anything to the contrary contained in this Paragraph 17, Purchaser may assign, at Closing (and at no time prior thereto), all of its rights and delegate all of its obligations hereunder to any Affiliate (as hereinafter defined) of Purchaser which is under the control of Purchaser.  In connection with any assignment permitted or consented to hereunder, such assignee shall assume in writing all of the assignor’s obligations under this Agreement in form and substance satisfactory to Seller, provided that Purchaser originally named herein shall not be relieved from its obligations under this Agreement.  Any other purported or attempted assignment or delegation without obtaining Seller’s prior written consent or not otherwise permitted hereunder shall be void and of no effect.  Any change in control of Purchaser or of any of the direct or indirect ownership interests in Purchaser, at any level or tier of ownership, whether in one transaction or a series of transactions, shall constitute an assignment for purposes of this Paragraph 17.  For purposes of this Paragraph 17, the term: (a) “Affiliate” means: (i) any corporation in which Purchaser or any partner, shareholder, member of Purchaser directly or indirectly owns or controls more than fifty one percent (51%) of the beneficial interest, (ii) any partnership, joint venture or limited liability company in which Purchaser or any partner, shareholder, member of Purchaser is a partner, joint venturer or member, (iii) any trust in which Purchaser or any partner, shareholder, member of Purchaser is a trustee or beneficiary; and (b) “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity in question, whether through the ownership of voting stock, by contract or otherwise.  No consent given by Seller to any transfer or assignment of Purchaser’s rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Purchaser’s rights or obligations hereunder.  No transfer or assignment in violation of the provisions hereof shall be valid or enforceable.

18. BROKERAGE.  Neither Seller nor Purchaser has authorized any broker or finder to act on Seller’s or Purchaser’s behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party.  Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser’s behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby, together with any and all losses, damages, costs and expenses, including reasonable attorneys’ fees and disbursements and expert fees, relating to such claims or arising therefrom or incurred by Seller in connection with this indemnification provision.  Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby, together with any and all losses, damages, costs and expenses, including reasonable attorneys’ fees and disbursements and expert fees, relating to such claims or arising therefrom or incurred by Purchaser in connection with this indemnification provision.  In the event that by settlement or otherwise any monies or other consideration is awarded to or turned over  as a result of a commission claim, it is the intention of the parties hereto that the indemnifying party shall be solely responsible therefor.  The provisions of this Paragraph 18 shall survive Closing or the termination of this Agreement.

19. CONFIDENTIALITY.  Purchaser agrees that, unless Seller otherwise agrees in writing, all of the Proprietary Information is and shall be deemed and treated by Purchaser and all of the Releasors as proprietary, privileged and confidential and neither Purchaser nor any Releasor shall disclose same to any other person except those Releasors assisting Purchaser with the transaction contemplated herein, or Purchaser’s lender, if any, attorneys and consultants and then only on a need-to-know basis, and upon Purchaser or Releasor making each such person aware of the confidentiality restrictions set forth herein and procuring such person’s agreement to be bound thereby.  Notwithstanding the foregoing, Purchaser shall not be deemed to have violated the provisions of this Paragraph 19 if Purchaser or any Releasor is required to disclose any Proprietary Information pursuant to a judicial order validly issued and served upon Purchaser or any Releasor by a court with competent jurisdiction over the Property and the Proprietary Information which is the subject of such order and Purchaser:  (i) promptly, and in no event less than five (5) business days after Purchaser’s or any Releasor’s receipt of such court order, delivers a copy of same, together with any notices or other documents which were served on Purchaser or any Releasor with such court order, to Seller; and (ii) cooperates in any effort (provided that neither Purchaser nor any Releasor thereby is placed in breach of such court order) instituted by Seller to prevent such disclosure.  In the event the purchase and sale contemplated hereby fails to close for any reason whatsoever, Purchaser agrees to deliver to Seller, or cause to be delivered to Seller, upon Seller’s request, all Proprietary Information in the possession of Purchaser and/or any Releasor(s) and any Proprietary Information for any purpose other than to determine whether Purchaser shall proceed with the contemplated purchase, or if the purchase and sale is consummated, in connection with the operation of the Property post-Closing.  Purchaser, on behalf of itself and the Releasors, agrees to indemnify Seller and each of the Seller Parties against all costs, claims and damages, including attorneys’ fees, suffered or sustained as the result of a breach by Purchaser or any of the Releasors of the covenants contained in this Paragraph 19.  All obligations of Purchaser and Releasors under this Paragraph 19 shall be referred to as the “Confidential Obligations”.  Notwithstanding any other term of this Agreement, the provisions of this Paragraph 19 shall survive the termination of this Agreement, but such provisions shall not survive Closing.

20. SURVIVING OBLIGATIONS.  The term “Surviving Obligations” as used herein shall mean, collectively, the Indemnity Obligations, the Confidentiality Obligations and the indemnities set forth in Paragraphs 5 and 18 hereof, together with other obligations of the parties which expressly survive the termination of this Agreement for any reason.

21. ENTIRE AGREEMENT.  This Agreement constitutes the final and entire agreement between the parties and neither party shall be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained herein.  All understandings and agreements heretofore made between the parties are merged in this Agreement, which alone fully and completely expresses the agreement of the parties and may not be changed, modified, varied or terminated except by a written instrument signed by the parties or their respective counsel.  Except as and to the extent expressly provided herein, none of the terms and provisions of this Agreement shall survive the delivery of the Deed and all such terms and provisions of this Agreement shall be merged into the Deed.

22. BINDING EFFECT.  This Agreement shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns, except as otherwise provided herein.

23. CONSTRUCTION.  The interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey, without regard to principles of conflict of laws.

24. FURTHER ASSURANCES.  Each party, at any time and from time to time, shall execute, acknowledge when appropriate, and deliver such further instruments and documents and take such other action as reasonably may be requested by the other Party in order to carry out the intent and purpose of this Agreement; provided, however, that the requested modifications shall be ministerial in scope and, without limitation, shall not:  (i) modify or alter in any form or manner the monetary obligation of either party hereto; or (ii) materially increase any non-monetary obligations or materially and adversely affect the rights (monetary or non-monetary) of either party under this Agreement, as determined by the affected party in its reasonable judgment.  Further, Seller:  (i) shall not be obligated to agree in any form or manner, to any additional indemnity agreements or any representations, warranties or guaranties which are not already expressly agreed upon in this Agreement; (ii) shall not be obligated to agree to any changes to the environmental agreements set forth herein or in any other document; and (iii) shall not allow others to act as attorney-in-fact for Seller.  The provisions of this Paragraph 24 shall survive Closing or the termination of this Agreement for any reason.

25. CAPTIONS.  The captions preceding the paragraphs of this Agreement are intended only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

26. WAIVER OF CONDITIONS.

(a) Purchaser and Seller each shall have the right, in the sole and absolute exercise of its discretion, to waive any of the terms or conditions of this Agreement which are strictly for its respective benefits and to complete Closing in accordance with the terms and conditions of this Agreement which have not been so waived.  Unless otherwise specifically provided herein, any such waiver shall be effective and binding only if made and delivered at or prior to Closing.

(b) No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal by the other party so to comply.

27. SEVERABILITY.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Agreement will nevertheless remain in full force and effect, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

28. GENDER.  As used in this Agreement, the masculine gender shall include the feminine or neuter genders and the neuter gender shall include the masculine or feminine genders, the singular shall include the plural and the plural shall include the singular, wherever appropriate to the context.

29. NO PUBLIC DISCLOSURE.  Prior to Closing, all press releases or other dissemination of information to the media or responses to requests from the media for information relating to the transaction contemplated herein shall be subject to the prior consent of both parties hereto.  After Closing, this covenant shall terminate and no longer be binding on either party.

30. NO PARTNERSHIP.  Nothing contained in this Agreement shall be construed to create a partnership or joint venture between the parties or their successors in interest.

31. TIMING PROVISION.  TIME IS OF THE ESSENCE for the giving of all notices required under this Agreement to be given by a date certain, including, by way of example, but not limitation, any Due Diligence Termination Notice, Purchaser Title Notice and Subsequent Title Notice.  Except as provided in Paragraph 4 above, whenever action must be taken (including the giving of notice, the delivery of documents or the funding of money) under this Agreement, prior to the expiration of, by no later than or on a particular date, such action must be completed by 5:00 p.m. (Eastern Standard Time) on such date.

32. RECORDATION.  This Agreement does not convey any interest in real property and no lien or encumbrance shall arise against the Property as a result of this Agreement or any monies deposited hereunder.  Neither this Agreement nor any affidavit or memorandum concerning it will be recorded and any recording of this Agreement or any such affidavit or memorandum by Purchaser will be deemed a default by Purchaser hereunder.

33. PROPER EXECUTION.  The submission by Seller to Purchaser of this Agreement in an unsigned form shall be deemed to be a submission solely for Purchaser’s consideration and not for acceptance and execution.  Such submission shall have no binding force and effect, shall not constitute an option or an offer, and shall not confer any rights upon Purchaser or impose any obligations upon Seller irrespective of any reliance thereon, change of position or partial performance.  The submission by Seller to Purchaser of this Agreement for execution by Purchaser and the actual execution thereof and delivery to Seller by Purchaser similarly shall have no binding force and effect on Seller unless and until Seller shall have executed this Agreement and the Deposit shall have been received by Escrow Agent.

34. BUSINESS DAYS. If any date herein set forth for the performance of any obligations by Seller or Purchaser or for the delivery of any instrument or notice as herein provided should fall on a Saturday, Sunday or Legal Holiday (as hereinafter defined), the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or Legal Holiday.  As used herein, the term “Legal Holiday” shall mean any local or federal holiday on which post offices are closed in the jurisdiction in which the Property is located.

35. LIKE-KIND EXCHANGE.

(a) Purchaser, at the request of Seller, agrees to cooperate reasonably with Seller so that Seller may dispose of the Property in a transaction intended to qualify in whole or in part as a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Tax Code”).  In order to implement such exchange:  (a) Seller, upon notice to Purchaser, shall assign its rights, but not its obligations, under this Agreement to a third party designated by Seller to act as a qualified intermediary (as such phrase is defined in applicable regulations issued under the Tax Code); (b) Purchaser shall, and hereby agrees to, acknowledge such assignment and make all payments due hereunder to or as may be directed by such intermediary; and (c) at Closing, Seller shall convey the Property directly to Purchaser; provided, however, that:  (i) Purchaser’s cooperation shall be limited to the actions specifically contemplated by the preceding sentence; (ii) none of Purchaser’s rights or obligations hereunder shall be affected or modified in any way, nor shall any time periods contained herein be affected in any way; (iii) Purchaser shall have no responsibility or liability to Seller or any other person for the qualification of Seller’s purported exchange transaction under Section 1031 of the Tax Code other than as a result of Purchaser’s failure to perform the actions specifically contemplated in this Paragraph; and (iv) Purchaser shall not be required to incur any additional expense (unless reimbursed by Seller) or liability (other than to a de minimis extent) as a result of such cooperation, exchange or assignment.  Seller hereby agrees to and shall save, defend, indemnify and hold Purchaser harmless from and against any and all liability incurred by Purchaser as a result of any such cooperation, exchange or assignment.

(b) Seller, at the request of Purchaser, agrees to cooperate reasonably with Purchaser to structure this transaction so that it qualifies, in whole or in part, pursuant to the tax-deferred exchange provisions of Section 1031 of Tax Code.  In order to implement such structure: (i) Purchaser, upon notice to Seller, may assign its rights, but not its obligations, under this Agreement to a third party designated by Purchaser to act as a qualified intermediary; (ii) Seller agrees to acknowledge such assignment and to accept payment of all or a portion of the Purchase Price from the qualified intermediary; and (iii) at Closing, Seller shall convey the Property directly to Purchaser or to the qualified intermediary, as the case may be, provided, however that; (w) Seller’s cooperation shall be limited to the actions specifically contemplated by the preceding sentence; (x) none of the rights or obligations of Seller or Purchaser hereunder shall be affected or modified in any way, nor shall any time periods contained herein be affected in any way; (y) Seller shall have no responsibility or liability to Purchaser or any other person for the qualification of Purchaser’s purported exchange transaction under Section 1031 of the Tax Code, other than solely as a result of Seller’s failure to perform the actions specifically contemplated by in this Paragraph 35(b); and (z) Seller shall not be required to incur any additional expense or liability as a result of such cooperation, exchange or assignment.  Additionally, Seller agrees to reasonably cooperate post-Closing with Purchaser’s auditors in connection with the review of any of Seller’s property operating statements that may be required in order for Purchaser to meet public company reporting obligations.  Purchaser hereby agrees to and shall save, defend, indemnify and hold Seller harmless from and against any and all liability incurred by Seller as a result of any such cooperation, exchange or assignment.

(c) The provisions of this Paragraph 35 shall survive Closing.

36. LIMITED LIABILITY.  Notwithstanding anything to the contrary contained in this Agreement, none of the employees, directors, officers, members, partners, managers, principals, consultants, shareholders, advisors, attorneys or agents of Seller or Seller Parties, or any other person or entity, shall have any personal liability or obligation whatsoever for obligations entered into by or on behalf of Seller.  The provisions of this Paragraph 36 shall survive Closing or termination of this Agreement.

37. NO ELECTION BY SELLER.  Each right of Seller provided for in this Agreement shall be cumulative and shall be in addition to every other right provided for in this Agreement or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by Seller of any one or more of such rights shall not preclude the simultaneous or later exercise by Seller of any or all other rights provided for in this Agreement or now or hereafter existing at law or in equity, by statute or otherwise.

38. NO THIRD PARTY BENEFICIARY.  The provisions of this Agreement are not intended to benefit any third parties.

39. EQUITABLE OWNERSHIP.  Prior to the conveyance of the Property hereunder, Purchaser shall not acquire, obtain or assume any equitable ownership of or title to the Property by reason of this Agreement.

40. PREPARATION OF AGREEMENT.  This Agreement shall not be construed more strongly against either party regardless of who is responsible for its preparation.

41. EXHIBITS:  All Exhibits referred to herein are a part of the Agreement.

42. COUNTERPARTS AND ELECTRONIC SIGNATURES.  This Agreement may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Signatures transmitted by fax or electronic mail (in portable data format (PDF)) are also permitted as binding signatures to this Agreement.

43. BULK SALES TAX.  Purchaser shall have the right to comply with N.J.S.A. 54:32B-22(c) and N.J.S.A. 54:50-38 by delivering a Notification of Sale, Transfer, or Assignment in Bulk (Form C-9600) (the “Tax Notification”) to the Director of the Division of Taxation of the State of New Jersey Department of the Treasury (the “Director”) (together with a copy of this Agreement) by certified mail or overnight delivery at least ten (10) business days prior to the Closing.  At least fifteen (15) business days prior to the Closing, Seller shall execute and deliver to Purchaser a completed Asset Transfer Tax Declaration (TTD).  Seller shall cooperate with Purchaser in connection with such compliance and shall provide all information necessary for Purchaser to complete the Tax Notification.  If the Director informs Purchaser that a possible claim for taxes, including any interest and penalties thereon, exists (the “Claim”) and the amount thereof (the “Deficiency”), then Purchaser and Seller shall close as scheduled and without delay, and Purchaser shall withhold the portion of the Purchase Price equal to the amount of the Deficiency (the “Tax Escrow”), which Tax Escrow shall be held in escrow by the Escrow Agent (which, for purposes of the Tax Escrow, will also be called in this Agreement the “Bulk Sales Tax Escrowee”).  The terms and conditions of such escrow shall be those set forth in this Paragraph 43, together with (to the extent not inconsistent with this Paragraph 43) the other protections for the Escrow Agent that are expressly set forth elsewhere in this Agreement.  If, after the Closing, the Director requests payment of all or any portion of the Deficiency from the Tax Escrow, then Bulk Sales Tax Escrowee shall release to the Division of Taxation such amount from the Tax Escrow.  If the Director informs Purchaser that the Deficiency has been fully paid or that Purchaser has no further liability for the Deficiency, and the Director issues a tax clearance letter to Purchaser authorizing the release of the Tax Escrow (or any remaining portion thereof), then Purchaser shall direct Bulk Sales Tax Escrowee to release such escrowed funds to Seller.  If the Director gives notice to Purchaser that Seller is liable for taxes, including interest and penalties thereon, in an amount that is greater than the Tax Escrow, Seller shall promptly pay the difference to the Division of Taxation and shall provide Purchaser with evidence thereof.  Notwithstanding anything to the contrary contained herein, Seller shall have the right to negotiate with the Director regarding the Claim and the Deficiency; provided, however, that (i) Purchaser and Bulk Sales Tax Escrowee shall be entitled to comply with all instructions of the Director, and (ii) the Closing shall not be delayed as a result thereof.  This Paragraph 43 shall survive the Closing.

44. ATTORNEYS’ FEES.  If an action is brought to enforce or interpret the provisions and conditions of this Agreement, the substantially prevailing party shall be entitled to recover reasonable attorneys’ fees and costs.

[No Further Text On This Page; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by duly authorized persons on the day and year first above written.

SELLER:
KINNELON HYE L.P.
By:  Midpark Hye Corp.,
its General Partner
By: /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

MIDPARK HYE PARTNERS
By:  Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

POMPTON LAKES HYE PARTNERS
By:  Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

WYCKOFF HYE PARTNERS
By:  Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

PURCHASER: URSTADT BIDDLE PROPERTIES INC. By: /s/ James M. Aries Name: James M. Aries Title: Senior Vice President

JOINDER AND CONSENT OF ESCROW AGENT

An original, fully executed copy of this Agreement, together with the Deposit, has been received by Escrow Agent this ___ day of ______________, 2014, and by execution hereof Escrow Agent covenants and agrees to be bound by the terms of this Agreement.

STEWART TITLE GUARANTY COMPANY

By:  /s/ Henry Sillcocks
Name:  Henry Sillcocks
Title:  Vice President

LIST OF EXHIBITS

EXHIBIT “A-1”                                Legal Description – Kinnelon Land

EXHIBIT “A-2”                                Legal Description – Midland Park Land

EXHIBIT “A-3”                                Legal Description – Pompton Lakes Land

EXHIBIT “A-4”                                Legal Description – Wyckoff Land

EXHIBIT “B”                                Assignment of Leases and Security Deposits

EXHIBIT “C”                                Bill of Sale

EXHIBIT “D”                                Assignment of Contracts

EXHIBIT “E”                                Tenant Notices

EXHIBIT “F”                                Form of Estoppel Certificate

EXHIBIT “G”                                Permitted Exceptions

EXHIBIT “H”                                Tenant List

EXHIBIT “I”                                  Contracts

EXHIBIT “J”                                  Brokerage Agreements

EXHIBIT “K”                                Litigation

EXHIBIT “L”                                Environmental Reports

EXHIBIT “A-1”

Legal Description – Kinnelon Land

[see attached]

EXHIBIT “A-2”

Legal Description – Midland Park Land

[see attached]

EXHIBIT “A-3”

Legal Description – Pompton Lakes Land

[see attached]

EXHIBIT “A-4”

Legal Description – Wyckoff Land

[see attached]

EXHIBIT “B”

ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT OF LEASES AND SECURITY DEPOSITS (this “Assignment”) is made on _____________, 2014, by and between _________________, a  ____________ (“Assignor”), having an office at ________________________ and ______________, a _______________ (“Assignee”), having an office at ________________________.

FOR AND IN CONSIDERATION of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor does hereby sell, assign, transfer and set over unto Assignee all of Assignor’s right, title and interest as landlord in and to: (i) all written leases, licenses, concessions and occupancy agreements of all or any portion of the buildings located on the land described on Schedule 1 annexed hereto and made a part hereof or of any portion of such land, and all renewals, modifications, amendments, guaranties and other security affecting the same (collectively, the “Leases”), as more particularly set forth on Schedule 2 attached hereto and incorporated herein by reference; and (ii) all security deposits, prepaid rentals (if any) and other deposits, together in each case with all interest accrued thereon which is payable to tenants or occupants under Leases, paid or deposited by tenants or occupants under the Leases as set forth on Schedule 2 (collectively, the “Security Deposits”), receipt of which hereby is acknowledged by Assignee (the items described in clauses (i) and (ii) above, collectively, the “Assigned Interest”).

TO HAVE AND TO HOLD the Assigned Interest unto Assignee, its successors and assigns, forever.

This Assignment is made without any warranty or representation by, or recourse, against Assignor of any kind whatsoever except and to the extent expressly set forth in the Agreement of Sale, dated September__, 2014, between Assignor and Assignee (the “Agreement of Sale”).  All capitalized terms used herein and not otherwise defined, shall have the meaning ascribed to such terms in the Agreement of Sale.

Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the obligations of Assignor under the Leases accruing from and after the date hereof and agrees to be bound by all of the terms and conditions of the Leases, and Assignee further agrees that, as between Assignor and Assignee, Assignee shall be responsible for Landlord Lease Obligations to the extent provided in Paragraph 11(g) of the Agreement of Sale.

Assignee shall indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, reasonable attorneys’ fees and costs) arising out of or resulting from the Leases and the Security Deposits for the period from and after the Closing Date.

Assignor shall remain liable for all of Assignor’s obligations under the Leases accruing prior to the date hereof.  Subject to the provisions of Paragraph 7(d) of the Agreement of Sale (which provisions are not modified in any way by the following indemnity, except that the Claims Floor shall not apply to such indemnity), Assignor agrees, for the period from and after the Closing Date, to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, reasonable attorneys’ fees and costs) arising out of or resulting from the Leases and the Security Deposits relative to the period prior to the date hereof; provided, however, that the foregoing indemnity shall not apply to any all claims, demands, liabilities, losses, costs, damages or expenses relating in any way to the physical, environmental or other condition of the Property (other than a failure to complete prior to the Closing Date any work expressly required to be completed under a Lease listed on Exhibit “H” to the Agreement of Sale) or the compliance or non-compliance of the Property with any legal requirements; and provided further that the foregoing indemnity shall apply solely to claims first raised after the Closing Date and shall survive only for the Survival Period.  Any such claim which Assignee may have at any time against Assignor, whether known or unknown, which is not specifically asserted by written notice to Assignor within such Survival Period shall not be valid or effective, and neither Assignor nor any Seller Parties shall have any liability with respect thereto.

The obligations of Assignor are intended to be binding only on the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, partners or shareholders, or the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Assignor.

To facilitate execution, this Assignment of Leases may be executed in as many counterparts as may be required.  It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof.  All counterparts hereof shall collectively constitute a single agreement, at such time as each party has executed and delivered a copy hereof to the other.

IN WITNESS WHEREOF, this Assignment of Leases has been executed and delivered by duly authorized persons of Assignor and Assignee as of the ____ day of __________________, 2014.

ASSIGNOR:

________________________,

a ________________________

By:

Name:

Title:

ASSIGNEE:

________________________,

a ________________________

By:

Name:

Title:

ACKNOWLEDGEMENTS TO

ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

STATE OF                                           )

:  ss.:

COUNTY OF                                           )

On this ____ day of __________________, 20__, before me, the undersigned officer, personally appeared ______________________, who, I am satisfied, are the individuals named in the foregoing instrument as the authorized signatory of ______________________ and, on behalf of ______________________ did acknowledge that they signed, sealed and delivered the foregoing instrument as their voluntary act and deed and as the voluntary act and deed of said ____________________, for the purposes therein contained.

WITNESS my hand and Notarial seal this ____ day of ________________, 20__.

Notary Public

STATE OF                                           )

:  ss.:

COUNTY OF                                           )

On this ____ day of __________________, 20__, before me, the undersigned officer, personally appeared ______________________, who, I am satisfied, are the individuals named in the foregoing instrument as the authorized signatory of ______________________ and, on behalf of ______________________ did acknowledge that they signed, sealed and delivered the foregoing instrument as their voluntary act and deed and as the voluntary act and deed of said ____________________, for the purposes therein contained.

WITNESS my hand and Notarial seal this ____ day of ________________, 20__.

Notary Public

SCHEDULE 1

To Assignment Of Leases and Security Deposits

SCHEDULE 2

To Assignment Of Leases and Security Deposits

EXHIBIT “C”

BILL OF SALE

KNOW ALL PERSONS BY THESE PRESENTS that on this ___ day of _________________ 2014, the undersigned, _________________, a _________________, located at ___________________________ (“Seller”), pursuant to the terms of that certain Purchase and Sale Agreement, dated _________________ (the “Agreement”) between Seller and _________________, a _________________, located at ___________________________ (“Purchaser”), and in consideration for the Purchase Price set forth in the Agreement and other good and valuable consideration all as more particularly set forth in the Agreement, the receipt and sufficiency of which hereby are acknowledged, concurrently with the execution of this Bill of Sale, has conveyed to Purchaser fee title in and to the property set forth on Exhibit A (the “Real Property”) and hereby sells, assigns, transfers, conveys and delivers unto Purchaser absolutely, free and clear of any and all liens, encumbrances or security interests, all of Seller’s right, title, and interest in and to all fixtures, equipment and other articles of personal property attached to or used in the operation of the Real Property, and any replacements or substitutions therefor (all such fixtures, articles and personal property hereinafter being collectively referred to as the “Personal Property”).

TO HAVE AND TO HOLD the same unto said Purchaser, its successors and assigns, forever.

Purchaser acknowledges and agrees that, except as expressly provided herein and in the Agreement, and subject to the limitations contained herein and in the Agreement, Seller has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the nature, quality or conditions of the personal property, (b) the income to be derived from the Personal Property, (c) the suitability of the personal property for any and all activities and uses which Assignee may conduct thereon, (d) the compliance of or by the personal property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (e) the quality, habitability, merchantability or fitness for a particular purpose of any of the Personal Property, or (f) any other matter with respect to the Personal Property.  Purchaser further acknowledges and agrees that, having been given the opportunity to inspect the Personal Property, Purchaser is relying solely on its own investigation of the Personal Property and not on any information provided or to be provided by Assignor, except as specifically provided in the Agreement.  Purchaser further acknowledges and agrees that (a) any information provided or to be provided with respect to the Personal Property was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information; and (b) the sale of the Personal Property as provided for herein is made on an “as is, where is” condition and basis “with all faults,” except as specifically provided in, and subject to the limitations contained in, the Agreement.

The obligations of Seller are intended to be binding only on the property of Seller and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, partners or shareholders, or the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Seller.

Seller hereby agrees to execute and deliver such further instruments of conveyance, transfer and assignment reasonably acceptable to Purchaser, and to take such other and further action without further consideration, as Purchaser reasonably may request, to evidence conveyance, transfer and assignment of the Personal Property conveyed hereunder, and to assist Purchaser in exercising all rights with regard thereto.

This Bill of Sale shall be binding upon the successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Purchaser.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered by duly authorized persons as of the date set forth above.

_________________,
a _________________

By:

Name:

Title:

ACKNOWLEDGEMENT TO

BILL OF SALE

STATE OF                                           )

:  ss.:

COUNTY OF                                           )

On this ____ day of __________________, 20__, before me, the undersigned officer, personally appeared ______________________, who, I am satisfied, are the individuals named in the foregoing instrument as the authorized signatory of ______________________ and, on behalf of ______________________ did acknowledge that they signed, sealed and delivered the foregoing instrument as their voluntary act and deed and as the voluntary act and deed of said ____________________, for the purposes therein contained.

WITNESS my hand and Notarial seal this ____ day of ________________, 20__.

Notary Public

EXHIBIT “D”

ASSIGNMENT OF CONTRACTS AND INTANGIBLE PROPERTY

THIS ASSIGNMENT OF CONTRACTS AND INTANGIBLE PROPERTY (this “Assignment”), dated as of the _____ day of _______________________, 20__, between ________________________, a ________________________, having an office at ________________________ (“Assignor”), and ________________________, a ________________________, having an office at ________________________ (“Assignee”).

RECITALS:

Assignor, as seller, and ________________________ (“Assignee”), as purchaser, have entered into an [Purchase and Sale Agreement], dated ________________________ (the “Purchase and Sale Agreement”), whereby Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, certain real property with improvements known as ________________________ located in ________________________, ________________________ County, ________________________, and more fully described in Exhibit A, attached hereto (the “Property”).

NOW, THEREFORE, in consideration of the Purchase and Sale Agreement and other good and valuable consideration, the receipt and sufficiency or which hereby are acknowledged, Assignor and Assignee, intending to be legally bound hereby, hereby agree as follows:

1. Assignment.  Assignor hereby assigns and transfers unto Assignee, and its successors and assigns, all of Assignor’s right, title and interest, if any, in and to:

A. all of Assignor’s right, title and interest under certain maintenance, service and other contracts related to the operation of the Property which are listed on  Exhibit B attached hereto and made a part hereof (collectively, the “Contracts”).

B. all unexpired warranties and guaranties in favor of Assignor in effect as of the date hereof with respect to any part of the Property and/or any mechanical equipment on the Property to the extent assignable (except those warranties obtained directly by any tenant of the Property) as set forth on Exhibit C attached hereto and made a part hereof;

C. all licenses and permits relating to the use, occupancy and operation of the Property to the extent assignable, including, but not limited to, those licenses and permits set forth on Exhibit D attached hereto and made a part hereof; and

D. the rights of Assignor to use in connection with the Property the name “_________” and any variant thereof and any trademarks, servicemarks, logotypes and other identifying marks or symbols associated with such name (collectively, the “Intangible Property”).

2. Representations.  This Assignment is made without any warranty or representation by, or recourse, against Assignor of any kind whatsoever except and to the extent expressly set forth herein and in the Purchase and Sale Agreement, to the extent applicable and subject to any limitations thereon as provided in the Purchase and Sale Agreement, which are hereby incorporated by reference.

3. Further Acts.  Assignor and Assignee agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all further acts, assurances and documents as Assignee reasonably may require to perfect Assignee’s interest in the property and rights assigned hereby.

4. Governing Law.  This Assignment and all other instruments referred to herein shall be governed by, and shall be construed in accordance with, the substantive laws of the State in which the Property is located, without regard to principles of conflict of law.

5. Successors and Assigns.  This Assignment and the terms and provisions hereof shall inure to the benefit of, and shall be binding upon Assignor and Assignee and their respective successors and assigns.

6. Limited Liability.  The obligations of Assignor are intended to be binding only on the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, partners or shareholders, or the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Assignor.

7. Counterparts.  To facilitate execution, this Assignment may be executed in as many counterparts as may be required. It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof.  All counterparts hereof shall collectively constitute a single agreement at such time as each party has executed and delivered a copy thereof to the other.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed and delivered on its behalf by a duly authorized person as of the date first above written.

ASSIGNOR:

________________________,

a ________________________

By:

Name:

Title:

ASSIGNEE:

________________________,

a ________________________

By:

Name:

Title:

ACKNOWLEDGEMENTS TO

ASSIGNMENT OF CONTRACTS AND INTANGIBLE PROPERTY

STATE OF                                           )

:  ss.:

COUNTY OF                                           )

On this ____ day of __________________, 20__, before me, the undersigned officer, personally appeared ______________________, who, I am satisfied, are the individuals named in the foregoing instrument as the authorized signatory of ______________________ and, on behalf of ______________________ did acknowledge that they signed, sealed and delivered the foregoing instrument as their voluntary act and deed and as the voluntary act and deed of said ____________________, for the purposes therein contained.

WITNESS my hand and Notarial seal this ____ day of ________________, 20__.

Notary Public

STATE OF                                           )

:  ss.:

COUNTY OF                                           )

On this ____ day of __________________, 20__, before me, the undersigned officer, personally appeared ______________________, who, I am satisfied, are the individuals named in the foregoing instrument as the authorized signatory of ______________________ and, on behalf of ______________________ did acknowledge that they signed, sealed and delivered the foregoing instrument as their voluntary act and deed and as the voluntary act and deed of said ____________________, for the purposes therein contained.

WITNESS my hand and Notarial seal this ____ day of ________________, 20__.

Notary Public

EXHIBIT A

DESCRIPTION OF THE REAL ESTATE

EXHIBIT B

LIST OF CONTRACTS

EXHIBIT C

LIST OF WARRANTIES AND GUARANTIES

EXHIBIT D

LIST OF LICENSES AND PERMITS

EXHIBIT “E”

Tenant Notices

[______________]
 C/O GABRELLIAN ASSOCIATES, LP
95 NORTH STATE ROUTE 17, SUITE 100
PARAMUS, NEW JERSEY, 07652

________________________, 2014

VIA [________________________]

________________________
________________________
________________________

Re:
Agreement of Lease, dated as of [________________________] (as amended, the “Lease”), by and between [________________________], as landlord (“Landlord”), and [________________________], as tenant (“Tenant”)

Ladies & Gentlemen:

Reference is made to the Lease.  Pursuant to the Lease, Tenant has leased from Landlord certain premises located in that certain property located at [________________________] (the “Property”).

Landlord hereby notifies Tenant that Landlord is, on the date hereof, conveying and otherwise transferring its interest in the Property to [________________________], a [________________________] (“Purchaser”), including, without limitation, Landlord’s interest in the Lease.

Please be advised that all future rentals and payments under the Lease should be delivered to Purchaser (as the new landlord under the Lease) as follows:

c/o [_________]
[_________]
[_________]
Attention: [__________]

Please be further advised that all future notices and correspondence under the Lease should be delivered to Purchaser (as the new landlord under the Lease) as follows:

c/o [_________]
[_________]
[_________]
Attention: [__________]

with a copy to:
c/o [_________]
[_________]
[_________]
Attention: [__________]

Purchaser hereby notifies Tenant that the new manager for the Property is ____________________.  The contact person is ___________________, who may be reached by telephone at ____________________ or via e-mail at _______________________.

Further, please notify the insurance carrier(s) providing insurance required under your Lease of the foregoing and arrange for the carrier(s) to send to _____________________________ c/o ______________, a revised Certificate of Insurance replacing Seller as the additional named insured with that of __________________ as the additional named insured.  [The name of the Lender named as the other additional named insured should be changed to _________________.]

Please call Purchaser’s representative [_________], at [________], if you have any questions regarding the Lease after the date hereof.

(Signatures on following page)
Very truly yours,

Seller:

[________________________],
a [________________________]

By:_________________________
Name:
Title:

Purchaser:

[________________________],
a [________________________]

By: ______________________________
Name:
Title:

cc:           [Required Notice Parties Under the Lease]

EXHIBIT “F”

Form of Estoppel Certificate

TENANT ESTOPPEL CERTIFICATE

TENANT: ___________________________________________________________ (“Tenant”)
STORE NO: _______ (the "Premises") at ________________________ (the “Shopping Center”)

LEASE:  That certain lease dated as of __________ by and between ______________________, as current landlord (“Landlord”), and ____________________, as Tenant (as the same may have been amended, extended and assigned, the "Lease").

As of the date hereof, Tenant hereby certifies the following:

(a)           Tenant is the present tenant of the Premises pursuant to the Lease.  The Lease has not been modified, amended, extended, or assigned except as set forth on Exhibit A hereto.  The Lease is in full force and effect.  There are no oral agreements between Landlord and Tenant with respect to the Premises.  [The guarantor(s) under the Lease is/are ______________.][There is no guarantor of the Lease.]

(b)           The term of the Lease commenced on ____, and the current term of the Lease expires on ______________, 20__.  [Subject to the terms and conditions of the Lease, Tenant has ___ (_) remaining renewal options of ____ (_) years each.][Tenant has no option to renew or extend the Lease.]

(c)           The current monthly base or minimum rent under the Lease is $_________.  Monthly rent has been paid through _____________, 201_.  No advance monthly rent has been paid other than as may be provided for in the Lease.  No agreement has been made with Landlord that would reduce the monthly rent.

(d)           Tenant pays a pro rata share of common area maintenance charges, taxes and insurance equal to ___% (as more particularly described in the Lease), and Tenant has paid its pro rata share of all such obligations in full through _______________, 201_.  The current estimated monthly payment of common area maintenance charges is $_____, the current estimated monthly payment of taxes is $____, and the current monthly estimated payment of insurance is $___ (if not included with the estimated monthly payment of common area maintenance charges).  No advance payments of such obligations have been made other than as may be provided for in the Lease.  No agreement has been made with Landlord that would reduce Tenant’s pro rata share or any such payment obligations.

(e)           In 201_, Tenant paid percentage rent to Landlord in the total amount of $_______.  If none, state “None”.  For the period of January 1, 201_ through __________, 201_, Tenant has paid percentage rent to Landlord in the amount of $_______.  If none, state “None”.

(f)           The only form of security given under the Lease and not returned to Tenant is a [cash security deposit][letter of credit] in the amount of $ ________.  If no form of security has been given, state “None”: _________.

(g)           As of the date hereof, neither Landlord nor Tenant is in default in the performance of its obligations under the Lease, nor, to Tenant’s knowledge, does any condition exist which with the giving of notice of the passage of time, or both, would constitute a default by Landlord or Tenant, as the case may be, under the Lease, except as follows: ________________________
_____________________________________________________________________________.

(h)           Tenant has accepted possession of the Premises and is now occupying the Premises.  Any improvements required to be made by Landlord have been completed to the satisfaction of Tenant.  Tenant is not entitled to any free rent (other than as may be provided for in the Lease) or rent concessions, and Tenant has commenced the payment of full rent under the Lease.  All tenant inducements and/or allowances owing to Tenant have been paid in full.

(i)           No assignments, subleases, mortgages, or other transfers or any of Tenant's interest in the Lease are currently in effect, except as follows: ____________________________
_____________________________________________________________________________.

(j)           The Lease contains no option to purchase all or any portion of the Shopping Center, nor are there other instruments pursuant to which Tenant has a right to purchase all or any portion of the Shopping Center.  Other than as may be provided for in the Lease, Tenant does not have any option or right of first refusal to lease any additional space at the Shopping Center.

(k)           Tenant has no existing defense, set off, deduction, or claim with respect to the payment of base or minimum rent, additional rent (including common area maintenance charges) or other sums or the performance of its other obligations under the Lease, except as follows: _____________________________________________________________________________
_____________________________________________________________________________.

(l)           No actions, whether voluntary or otherwise are pending against Tenant or any general partner of Tenant (or, to Tenant’s knowledge, threatened against Tenant or any general partner of Tenant) under the bankruptcy laws of the United States or any State thereof.

(m)           Tenant’s current address for the delivery of notices under the Lease is: _________
_____________________________________________________________________________.

(n)           The person signing this Tenant Estoppel Certificate is duly authorized to sign this Tenant Estoppel Certificate on behalf of Tenant.

[Signature page follows.]

The certifications and information contained in this Tenant Estoppel Certificate may be relied upon by Urstadt Biddle Properties Inc. (“UBP”), any successor or assignee of UBP, and any lender with respect to the Shopping Center.

TENANT:
________________________________

By:	_____________________________
Name: _____________________
Title: ______________________
Date: ___________ __, 201_
Exhibit A

Complete List of Lease Documents

EXHIBIT “G”

Permitted Exceptions

1.
Building restrictions and zoning regulations and ordinances and amendments and additions thereto adopted by any governmental authority having or asserting jurisdiction thereover, affecting the Property at the date hereof.

2.
Any easement or right of use created in favor of any public utility corporation for electricity, steam, gas, telephone or other service in any street or avenue abutting the Property and the right of said utility companies to use and maintain cables, terminal boxes, lines, service connections, poles, mains and other facilities in, upon and across the Property, provided the same do not materially interfere with the use of the Property.

3.	Any state of facts as an accurate survey may show, provided the same do not render title unmarketable.

4.	Taxes not yet due and payable.

5.	Existing leases, without any Property acquisition rights.

6.	Any other matter disclosed by Purchaser’s title commitment and not objected to by Purchaser.

7.	Applicable provisions of this Agreement.

EXHIBIT “H”

Tenant List

[TO BE INSERTED]

EXHIBIT “I”

Contract List

POMPTON LAKES TOWNE SQUARE

Contracts:

1.	Commercial Access Agreement between Pompton Lakes Hye Partners and Cablevision of Oakland, LLC dated January 5, 2007.

2.	Contractor: Tri County Property Maintenance, LLC
Services:                      Landscaping services

3.	Contractor: Boltzer Landscaping, Inc.
Services:                      Landscaping services

4.	Contractor: Interstate Waste Services
Services:                      Monthly waste pick-up

5.	Contractor: K&M Contracting, Inc.
Services:	Monthly parking lot sweeping & maintenance

6.	Contractor: Merchants Alarm Systems, Inc.
Services:                      Quarterly monitoring of fire alarm

7.	Contractor: K&M Contracting, Inc.
Services:                      Sewer inspections and maintenance (4 times per year)

Contractors Used on an “As-Needed” Basis Without a Formal Contract:

8.	Contractor: Associated Fire Protection
Services:	Inspections and maintains the portable fire protection equipment

9.	Contractor: North Jersey Fire Protection Co., Inc.
Services:	Inspections, testing and maintenance of wet pipe sprinkler systems

10.	Contractor: Haitz Electric Company, Inc.,
Services:	Licensed electrical contractor performing inspections and maintenance

11.	Contractor: Mullen & Sons Contractors, Inc.
Services:                      Evaluations, maintenance and repairs to roof

12.	Contractor: T.P.D. Design Co., Inc.
Services:	Plumbing, heating and air conditioning services

CEDAR HILL SHOPPING CENTER

Contracts:

1.	Commercial Access Agreement between Wyckoff Hye Partners and Cablevision of Oakland, LLC dated of November 14, 2005.

2.	Contractor: Tri County Property Maintenance, LLC
Services:                      Landscaping and irrigation services

3.	Contractor: K&M Contracting, Inc.
Services:	Monthly parking lot sweeping & maintenance (7 nights per week)

4.	Contractor: Force Termite & Pest Control, Inc.
Services:                      Monthly rodent and insect control services

5.	Contractor: Merchants Alarm Systems, Inc.
Services:                      Quarterly monitoring of fire alarm

6.	Contractor: K&M Contracting, Inc.
Services:                      Monthly sewer inspections and maintenance

7.	Contractor: Brighter Scene, LLC
Services:                      Weekly rest room maintenance

Contractors Used on an “As-Needed” Basis Without a Formal Contract:

8.	Contractor: North Jersey Fire Protection Co., Inc.
Services:	Inspections, testing and maintenance of wet pipe sprinkler systems

9.	Contractor: Haitz Electric Company, Inc.,
Services:	Licensed electrical contractor performing inspections and maintenance

10.	Contractor: Mullen & Sons Contractors, Inc.
Services:                      Evaluations, maintenance and repairs to roof

11.	Contractor: ASC Construction Co., Inc.
Services:                      Construction services

12.	Contractor: T.P.D. Design Co., Inc.
Services:	Plumbing, heating and air conditioning services at the Cedar Hill Shopping Center

MEADTOWN SHOPPING CENTER

Contracts:

1.	Contractor: Tri County Property Maintenance, LLC
Services:                      Landscaping services

2.	Contractor: Boltzer Landscaping, Inc.
Services:                      Landscaping services

3.	Contractor: K&M Contracting, Inc.
Services:	Monthly parking lot sweeping & maintenance

4.	Contractor: Merchants Alarm Systems, Inc.
Services:                      Quarterly monitoring of fire alarm

5.	Contractor: Force Termite & Pest Control, Inc.
Services:                      Monthly rodent and insect control services

Contractors Used on an “As-Needed” Basis Without a Formal Contract:

6.	Contractor: ASC Construction Co., Inc.
Services:                      Construction services

7.	Contractor: Haitz Electric Company, Inc.,
Services:	Licensed electrical contractor performing inspections and maintenance

8.	Contractor: K&M Contracting, Inc.
Services:                      Sewer inspections and maintenance

9.	Contractor: Mullen & Sons Contractors, Inc.
Services:                      Evaluations, maintenance and repairs to roof

10.	Contractor: T.P.D. Design Co., Inc.
Services:	Plumbing, heating and air conditioning services

MIDLAND PARK SHOPPING CENTER

Contracts:

1.	Contractor: Tri County Property Maintenance, LLC
Services:                      Landscaping and irrigation services

2.	Contractor: Interstate Waste Services
Services:                      Monthly waste pick-up

3.	Contractor: K&M Contracting, Inc.
Services:	Monthly parking lot sweeping & maintenance (7 nights per week)

4.	Contractor: Force Termite & Pest Control, Inc.
Services:                      Monthly rodent and insect control services

5.	Contractor: Merchants Alarm Systems, Inc.
Services:                      Quarterly monitoring of fire alarm

6.	Contractor: K&M Contracting, Inc.
Services:                      Sewer inspections and maintenance (6 times per year).

Contractors Used on an “As-Needed” Basis Without a Formal Contract:

7.	Contractor: Haitz Electric Company, Inc.,
Services:	Licensed electrical contractor performing inspections and maintenance

8.	Contractor: Mullen & Sons Contractors, Inc.
Services:                      Evaluations, maintenance and repairs to roof

9.	Contractor: T.P.D. Design Co., Inc.
Services:	Plumbing, heating and air conditioning services
EXHIBIT “J”

Brokerage Agreements

[TO BE INSERTED]

EXHIBIT “K”

Litigation

POMPTON LAKES TOWNE SQUARE

1.	PLHP v. Cocina DeGeePee, LLC, Angel Gonzalez and Anne Gonzalez
Superior Court of New Jersey, Bergen County
Docket No.: BER-L-541-14

2.	Pompton Lakes Hye, L.P. v. DonL Tanning LLC d/b/a Planet Beach Tanning Spa and Don Lowery
Superior Court of New Jersey, Bergen County
Docket No.: BER-L-1188-12
Payments being made directly to Pompton Lakes Hye, L.P. through February, 2015

CEDAR HILL SHOPPING CENTER

1.	Wyckoff Hye Partners v. Martin Eller & Associates
Superior Court of New Jersey, Bergen County
Docket No.: BER-DC-012537-13
DJ-190315-13
Per Settlement, $11,000.00 to be paid at $250.00 per month – October 1, 2013 through May 1, 2017. Payments are being made directly to Wyckoff Hye Partners.
EXHIBIT “L”

Environmental Reports

POMPTON LAKES TOWNE SQUARE

1.	Phase I Environmental Site Assessment prepared by JLC Environmental Consultants, Inc. for Pompton Lakes Hye dated November 19, 1996, JLC Project #96-6163.

CEDAR HILL SHOPPING CENTER

1.	Phase I Environmental Site Assessment prepared by JLC Environmental Consultants, Inc. for Cedar Hills Strip Mall c/o Stealth Contracting Corporation dated October 23, 1996, JLC Project #96-6028-001.

MIDLAND PARK SHOPPING CENTER

1.
Phase I Environmental Site Assessment prepared by JLC Environmental Consultants, Inc. for Michael G. Stingone, Esq. of Winne, Bata, Hetherington, Basralian & Khan, P.C. dated September 10, 2004, JLC Project #04-3452

AMENDMENT TO AGREEMENT OF SALE REGARDING DUE DILIGENCE ITEMS

THIS AMENDMENT TO AGREEMENT OF SALE REGARDING DUE DILIGENCE ITEMS (this “Amendment”), is made as of the 27th day of October, 2014 (“Effective Date”), by and among KINNELON HYE L.P. (“Kinnelon Hye”), MIDPARK HYE PARTNERS (“Midpark Hye”), POMPTON LAKES HYE PARTNERS (“Pompton Lakes Hye”), and WYCKOFF HYE PARTNERS (“Wyckoff Hye”, along with Kinnelon Hye, Midpark Hye and Pompton Lakes Hye referred to herein jointly and severally, as the context requires, as “Seller”), each being a New Jersey limited partnership and having an address at 95 North State Route 17, Paramus, New Jersey 07652, and URSTADT BIDDLE PROPERTIES INC., a Maryland corporation, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830 (hereinafter referred to as “Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser entered into an Agreement of Sale dated as of September 12, 2014 (the “Agreement of Sale”), with respect to the Property described in said Agreement of Sale; and

WHEREAS, Seller and Purchaser have entered into four (4) separate First Amendment to Agreement of Sale Regarding Environmental Matters dated as of even date herewith pertaining to the Kinnelon Real Property, Midland Park Real Property, Pompton Lakes Real Property and Wyckoff Real Property, respectively (the Agreement of Sale, together with such amendments, being, collectively, the “Agreement”); and

WHEREAS, as a result of matters raised during the Due Diligence Period (as defined in the Agreement), the Seller and Purchaser wish to memorialize certain agreements reached between them.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

45. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

46. CONCLUSION OF DUE DILIGENCE PERIOD.  Purchaser hereby forever waives and relinquishes any right to deliver a Due Diligence Termination Notice to Seller.

47. PURCHASER CREDITS.

(a) VIP Cleaners Lease.  Seller has agreed to allow a credit against the Purchase Price of Thirty-One Thousand Two Hundred and 00/100 Dollars ($31,200.00) at Closing, in consideration for a rent reduction not factored in to Purchaser’s underwriting analysis.

(b) Commissions on Certain Existing Leases.  Seller and Purchaser acknowledge that pursuant to the terms of the Brokerage Agreements Seller is obligated to pay commissions on rents payable during certain renewal periods if hereafter exercised.  Seller hereby agrees to provide a credit against the Purchase Price of Seventy-Four Thousand Three Hundred Five and 01/100 Dollars ($74,305.01) at Closing, which credit is allocated as follows:

House of Thai/Meadtown	$11,491.36
Terrie O’Connor Realtors/Meadtown	$ 8,580.00
Christian Health Care/Cedar Hill	$13,501.10
Supercuts/Cedar Hill	$ 9,625.00
Arjay Wireless/Midland Park	$12,998.80
GNC/Pompton Lakes	$ 8,580.00
Supercuts/Pompton Lakes	$ 9,528.75

48. SELLER REIMBURSEMENT.  In accordance with Paragraph 11(g) of the Agreement of Sale, Purchaser hereby agrees to reimburse Seller Forty-five Thousand Three Hundred Seventy-Two and 12/100 Dollars ($45,372.12) at Closing for certain amounts expended in connection with the Landlord Lease Obligations, which reimbursement is broken down as follows:

Cole, Schotz, Meisel, Forman & Leonard, P.A.	$14,896.85
Lapatka Associates, Inc.	$12,295.27
Dahn and Krieger Architects Planners, P.C.	$18,180.00

49. ADDITIONAL SELLER OBLIGATIONS.

(a) Asbestos Abatement.  Seller is in receipt of that certain Pre-Renovation Asbestos Inspection report dated October 15, 2014 from Geo Environmental Co. Inc. to Anthony Shabani citing the presence of asbestos containing materials in Units #14 and 15 (the “Existing ACM”).  Prior to the Closing, Seller shall remove the Existing ACM and shall comply with all applicable state and federal requirements related to asbestos abatement, including notice, reporting, and recordkeeping requirements, and shall provide to Purchaser copies of all required notices and reports, and records in connection with such abatement work.

(b) EFIS Repairs.  Seller is in receipt of that certain Roof Inspections report from Russel Watsky, Inc. dated September 30, 2014 (“Roof Report”).  Prior to Closing, Seller agrees to repair certain damaged EFIS located in the Midland Park Shopping Center cited in #22 and #23 of such Roof Report.  Notwithstanding the foregoing, Seller may forego the performance of said repairs and, in lieu thereof, provide Purchaser a credit against the Purchase Price of Twenty-five Thousand and 00/100 Dollars ($25,000.00) at the Closing.

(c) Municipal Approvals.  Seller agrees that to the extent any municipal approval is required for the sale of the Real Property to Purchaser and to the extent that such approval is conditioned upon Seller remedying any existing violation of law which is not the responsibility of a tenant, Seller shall cure such violation prior to Closing.

(d) Notices of Violation.  Purchaser has provided Seller with four notices attached hereto as Exhibit “M”.  Seller agrees that it shall cure any violations referenced in such notices if the violation pertains to work performed by Seller or its contractor.

(e) Condition of Vacant Spaces.  Seller agrees to deliver any vacant leasable premises within the Real Property in a broom clean condition on the Closing Date, provided, however, that the foregoing shall not apply to any vacant premises which is leased as of the Closing Date and is either subject to work requirements set forth in the applicable lease or in the midst of being renovated pursuant to the applicable lease.

50. SELLER REPRESENTATION.  Seller warrants and represents to Purchaser that, as of the Effective Date, it has no knowledge of any purported default of Seller under any easement agreement affecting the Meadtown Shopping Center.  A breach of the warranty and representation in this Section 6 shall have the same effect and be subject to the same terms and limitations as a breach of a Seller warranty and representation set forth in Paragraph 7(a) of the Agreement of Sale.

51. DIRECTION TO TERMINATE SERVICE CONTRACTS.  Purchaser hereby gives Seller its Service Contract Termination Notice (as defined in Paragraph 5(g) of the Agreement of Sale) of Purchaser’s election to cause Seller to terminate all Terminable Contracts under Exhibit “I” of the Agreement of Sale.

52. A&P/POMPTON LAKES ESTOPPEL  To meet the estoppel delivery requirement set forth in Paragraph 13 of the Agreement of Sale, an estoppel certificate delivered by A&P must state that to A&P’s knowledge (or similar qualification) Seller is not in default of the A&P lease, without A&P asserting a violation of the use restrictions in its lease due to the presence of the “Planet Fitness” in that shopping center.

53. ATTACHMENT OF EXHIBITS.  Exhibits “H” and “J” annexed hereto are hereby deemed to be attached to the Agreement of Sale as if they were set forth therein on the Effective Date of such Agreement of Sale.

54. MISCELLANEOUS.

(a) All capitalized terms used in this Amendment and not otherwise defined or redefined herein shall have the same meanings as previously given in the Agreement.  All capitalized terms which are defined herein and are used in the Agreement shall have the new meanings ascribed to such terms in this Amendment.

(b) Except as herein amended, the Agreement is hereby ratified and confirmed and shall continue in full force and effect, and all of the terms, covenants and conditions contained in the Agreement shall remain in full force and effect.

(c) In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

(d) This Amendment may be executed in the manner permitted under Paragraph 42 of the Agreement of Sale.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by duly authorized persons on the day and year first above written.

[No Further Text On This Page; Signature Page Follows]

SELLER:
KINNELON HYE L.P.
By:           Midpark Hye Corp.,
its General Partner
By: /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

MIDPARK HYE PARTNERS
By:           Midpark Hye Corp.,
its General Partner
By: /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

POMPTON LAKES HYE PARTNERS
By:           Midpark Hye Corp.,
its General Partner
By: /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

WYCKOFF HYE PARTNERS
By:           Midpark Hye Corp.,
its General Partner
By:/s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

PURCHASER: URSTADT BIDDLE PROPERTIES INC. By: /s/ Willing L. Biddle Name: Willing L. Biddle Title: President

EXHIBIT “H”

Tenant List

POMPTON LAKES TOWNE SQUARE

1.	Agreement of Lease between Pompton Lakes Hye Partners and Spylen of Pompton Lakes, L.L.C. dated June 15, 2004; as confirmed by the Memorandum of Lease dated March 16, 2005.

2.
Agreement of Lease between Pompton Lakes Hye Partners, LLC and Vanni, LLC dated September 3, 2004; as confirmed by the Confirmation Agreement dated September, 2005; as assigned by the Assignment and Assumption of Lease dated February 6, 2009; as amended by the First Amendment of Lease dated February 6, 2009 and as guaranteed by the Guaranty dated February 6, 2009.

3.	Amended and Restated Agreement of Lease between Pompton Lakes Hye Partners, L.P. and Pet Valu, Inc. dated August 27, 2013.

4.	Agreement of Lease between Pompton Lakes Hye Partners and Frank’s Pizza of Pompton Lakes, Inc., dated November 30, 2000; as amended by a First Amendment to Lease dated February 8, 2010.

5.
Agreement of Lease between Pompton Lakes Hye Partners and Ardara, L.L.C. dated November 20, 2002; as confirmed by the Confirmation Agreement dated April 17, 2003; as amended by a First Amendment to Lease dated June 30, 2009, Letter Agreement dated December 23, 2010 and Letter Agreement dated March 16, 2012.

6.
Agreement of Lease between Pompton Lakes Hye Partners and Crowne Point, LLC d/b/a One Hour Martinizing dated February 15, 2001; as guaranteed by the Guaranty dated January 9, 2001 and the Guaranty dated November, 2005; as assigned by an Assignment and Assumption and Amendment to Lease dated January 26, 2006; as guaranteed by the Reaffirmation of Guaranty dated January 26, 2006; as amended by a First Amendment to Lease dated November 25, 2009, Second Amendment to Shopping Center Lease Agreement dated June of 2014 and as guaranteed by the Reaffirmation of Guaranty dated July 18, 2014.

7.	Agreement of Lease between Pompton Lakes Hye Partners, L.P. and General Nutrition Corporation, dated October 3, 2013.

8.	Agreement of Lease between Pompton Lakes Hye Partners, L.P. and Wireless Plaza of Wayne, LLC d/b/a Phones for You, dated May 27, 2010.

9.
Agreement of Lease between Pompton Lakes Hye Partners and BKG Corp. dated March 11, 2002; as confirmed by the Confirmation Agreement dated 2003; as amended by the First Amendment to Lease dated April 5, 2010 and the Sublease dated June 25, 2005; as guaranteed by the Guaranty dated November 17, 2005 and Reaffirmation of Guaranty dated November 17, 2005; as further amended by the Sublease dated September 22, 2006; as guaranteed by the Guaranty dated October 12, 2006 and as further amended by the Notice of Lease Extension, dated September 23, 2010.

10.
Agreement of Lease between Pompton Lakes Hye Partners and CM Management, L.L.C. dated August 31, 2001; as guaranteed by the Guaranty (undated); as amended by the First Amendment to Lease dated July 28, 2010; as assigned and amended by the Assignment of Lease By Lessee Assumption of Lessee’s Covenants By Assignee, and Landlord’s Consent to Assignment, Modification of Lease, dated September 28, 2012.

11.
Lease between Pompton Lakes Hye Partners and The Great Atlantic & Pacific Tea Company, Inc. dated September, 1999; as amended by the First Lease Modification Agreement, dated February 10, 2000; as confirmed by the Confirmation Agreement dated November 7, 2000; as amended by the Starbucks Waiver Letter dated December, 2007; Construction Costs Settlement Agreement and Release, dated October 7, 2003; as amended by the Letter Agreements dated September 17, 2001 (missing), August 29, 2003, November 30, 2007 and December 13, 2007 and the Second Amendment to Lease dated July 19, 2011; as amended by the Consent Letter dated June 10, 2013.

12.
Store Lease between Pompton Lakes Hye Partners, L.P. and Commerce Bank/North, dated April 13, 2000; as assigned by the Assignment and Assumption of Lease Agreements dated March 27, 2008; as amended by the Addendum to Request for Consent dated September 26, 2008.

13.	Agreement of Lease between Pompton Lakes Hye Partner, L.P. and Supercuts Corporation Shops, Inc., dated March 4, 2013; as confirmed by the Commencement Date Agreement dated June 18, 2013.

14.
Agreement of Lease between Pompton Lakes Hye Partners and Alfred E. Clark d/b/a/ Clark’s Hallmark, dated March 7, 2003; as confirmed by the Confirmation of Lease dated October 6, 2003; as amended by the Lease Extension Letter, dated March 4, 2008; as assigned by the Assignment and Assumption of Agreement of Lease, dated April 1, 2009; as guaranteed by the Guaranty dated April 1, 2009 and as further amended by the First Amendment to Lease dated April 1, 2009 and the Lease Extension Letter dated April 25, 2014.

15.
Agreement of Lease between Pompton Lakes Hye Partners, L.P. and Pomp-Fit LLC, dated August 31, 2009; as amended by the Addendum to Lease dated September 14, 2009 and as confirmed by the Confirmation Agreement dated February 23, 2010.

16.
Commercial Lease between Pompton Lakes Hye Partners and Starbucks Corporation dated January 14, 2008; as permitted by the A&P Waiver Letter dated November 30, 2007 and the A&P Consent dated December 13, 2007.

CEDAR HILL SHOPPING CENTER

1.
Agreement of Lease between Petruccelli Pasta & Ravioli Company, L.L.C. and Wyckoff Hye Partners dated June 17, 2005; as amended by Letter Agreement dated October 6, 2005; as confirmed by the Confirmation Agreement dated February 9, 2006; as assigned by the Assignment dated July 30, 2008 and the Assignment and Assumption of Lease Agreement, dated August 6, 2008 and as guaranteed by the Reaffirmation of Unconditional Guaranty, dated August 6, 2008.

2.	Agreement of Lease between Ballet Makers, Inc. and Wyckoff Hye Partners dated November 26, 2013; as amended by the Landlord’s Waiver dated November, 2013.

3.	Agreement of Lease between F.J.S. Pizza, L.L.C. and Wyckoff Hye Partners dated May 2, 2006; as confirmed by the Confirmation Agreement dated February 2, 2007.

4.	Agreement of Lease between HMS Global Holdings, LLC and Wyckoff Hye Partners dated April 1, 2012; as amended by Lease Extension dated April 25, 2013 and Lease Extension dated April 11, 2014.

5.	Agreement of Lease between the Wisteria Nails Corp. and Wyckoff Hye Partners, dated May 13, 2013.

6.
Agreement of Lease between Glen Rock Savings Bank and Wyckoff Hye Partners dated May 4, 1998, as amended by the First Amendment to Lease dated November 25, 2002, Second Amendment to Lease dated July 7, 2006, Letter Amendment dated November 30, 2004, Letter Amendment dated June 26, 2006, Letter Amendment dated November 28, 2011, Letter Amendment dated December 15, 2011, Letter Amendment dated January 18, 2012 and Letter Amendment dated January 19, 2012.

7.	Agreement of Lease between Supercuts Corporate Shops, Inc. and Wyckoff Hye Partners dated July 19, 2012; as confirmed by the Commencement Date Agreement dated January 15, 2013.

8.
Agreement of Lease between CHCC CCRC, Inc. and Wyckoff Hye Partners dated June 14, 2006; as confirmed by the Confirmation Agreement dated October 31, 2006; as amended by the Letter Agreement dated March 15, 2007; as further amended by that certain Letter Agreement A, dated March 15, 2007, Letter Agreement B, dated March 7, 2007, Lease Extension Agreement dated June 14, 2006, Lease Extension dated May 8, 2012, and First Amendment to Lease Agreement, dated June 17, 2014.

9.	Agreement of Lease between Community Distributors Inc. and Wyckoff Hye Partners dated April 28, 1995; as amended by the First Amendment to Lease dated August 5, 2010.

10.
Agreement of Lease between Cedar Hill Donuts, LLC and Wyckoff Hye Partners dated May 1, 2003; as confirmed by the Confirmation Agreement dated September 22, 2003; as amended by the Consent and Waiver by owner dated October 3, 2006 and the First Amendment to Lease dated December 29, 2011.

11.
Agreement of Lease between Subway Real Estate Corp. and Wyckoff Hye Partners dated June 27, 2003; as amended by Sublease Agreement dated October 13, 2003; as assigned by the Assignment and Assignment of Sublease dated November 13, 2006; as further assigned by the Assignment and Assumption of Sublease dated January 23, 2008, as further amended by the First Amendment to Lease dated May 22, 2008, as further assigned by the Assignment and Assumption of Sublease, dated January 21, 2010; as subsequently amended by the Renewal Letter dated March 1, 2013 and the Renewal Letter dated June 26, 2013.

12.
Agreement of Lease between International Purification Systems Inc. and Wyckoff Hye Partners, dated June 1, 2001, as amended by Lease Termination Agreement dated June 22, 2001; as further amended by the First Extension Agreement to Lease dated February 16, 2006, and the Second Extension Agreement to Lease, dated June 20, 2007.

13.
Agreement of Lease between Chemical Bank New Jersey and Wyckoff Hye Partners dated August 15, 1994, as amended by the First Amendment to Lease dated February 28, 2005 and the Second Amendment to Lease dated June of 2012.

14.
Agreement of Lease between BR Holistic Healing LLC and Wyckoff Hye Partners dated June 23, 2004, as amended by the First Lease Extension Agreement dated June 25, 2010 and as further amended by the Letter Extension dated September 1, 2013.

15.
Agreement of Lease between National French Cleaners and Wyckoff Hye Partners, dated June 24, 1999; as guaranteed by the Guaranty dated January 1, 1998; as amended by the Agreement to Assign Lease to Lender dated June 24, 1999; as amended by the First Amendment to Lease dated June 10, 2003; as guaranteed by the Guaranty dated June 20, 2005; as further amended by the Letter Extension, dated February 3, 2009 and the Second Amendment to Lease, dated March 2, 2009.

MEADTOWN SHOPPING CENTER

1.	Agreement of Lease between Kinnelon Hye Partners and Vrandavan Inc., dated September 19, 2013.

2.
Agreement of Lease between Kinnelon Hye, L.P. and Kinnelon Gifts, Inc. dated March 31, 1998; as guaranteed by the Guaranty dated March 26, 1998; as confirmed by the Confirmation Agreement dated September, 1998; as amended by the First Amendment to Lease dated November 20, 2001; as assigned by the Consent to Assignment dated November 20, 2001 and the Assignment and Assumption of Lease dated November 21, 2001; as further amended by the Second Amendment to Lease dated June 10, 2004; and Third Amendment to Lease, dated April 1, 2009.

3.	Agreement of Lease between Kinnelon Hye, L.P. and House of Thai, LLC dated May 12, 2014; as guaranteed by the Guaranty dated May 9, 2014.

4.	Store Lease between Kinnelon Hye Partners and Katow Jewelry & Watches, Inc. dated March 23, 2010; as guaranteed by that Guaranty dated April, 2010.

5.
Agreement of Lease between Kinnelon Hye, L.P. and M&J Shoes, LLC dated January 21, 2010, as amended by the Amendment to Lease dated January 21, 2010; as guaranteed by the Guaranty dated January 19, 2010; as assigned by the Assignment of Lease dated February of 2010; as further amended by the Second Amendment of Lease dated July 19, 2010 and Letter Agreement dated May 15, 2012.

6.
Agreement of Lease between Kinnelon Hye Partners and Meadtown Barber Shop dated April 30, 2002; as amended by the Extension Agreement dated May 7, 2007 and First Amendment dated April 5, 2010; as guaranteed by the Guaranty dated September, 2012; as further amended by the Lease Extension Letter dated February 27, 2012 and as assigned by the Assignment and Assumption of Lease Agreement dated September 6, 2012.

7.
Agreement of Lease between Kinnelon Hye Partners and Meadtown Cleaners, Inc. dated July 19, 1994; as assigned by the Assignment and Assumption of Lease and Acceptance of Assignment of Lease dated September 25, 2002; as amended by the First Amendment to Lease and Consent to Assignment dated September 20, 2002; as assigned by the Assignment, Assumption and Amendment of Lease Agreement dated March 7, 2014 and as further amended by the Second Amendment to Lease dated September 30, 2010.

8.
Agreement of Lease between Kinnelon Hye, L.P. and Hung Phi Hoang and Uyen Tu Ta dated March 15, 2000; as assigned by the Assignment and Assumption of Lease dated March 28, 2001; as further assigned by the Assignment and Assumption to Lease Agreement dated April 1, 2007; as amended by the Extension Agreement dated March 2, 2010, and as further assigned by the Assignment and Assumption of Lease dated October 11, 2010 and the Assignment and Assumption of Lease, dated February 27, 2012.

9.	Petco Lease between Kinnelon Hye, L.P. and Petco Animal Supplies Stores, Inc. dated February 26, 2009; as confirmed by the Commencement Date Agreement dated August 3, 2009.

10.
Lease between Meadtown Shopping Center, Inc. and the First National Bank of Butler dated April 9, 1965, as amended by: the Letter Agreement dated April 9, 1965; the Lease Modification and Extension Agreement dated August 18, 1982; the First Amendment to Lease Modification and Extension Agreement dated October 13, 1982; the Lease Extension Letter dated February 28, 1985; the Second Amendment to Lease Modification and Extension Agreement dated August 1, 1995; the Merger Notification Letter dated June 6, 1996;  the Fourth Amendment to Lease, dated February 2, 2005; and the Lease Extension Letter, dated July 29, 2009.

11.
Agreement of Lease between Kinnelon Hye, L.P. and Kinnelon Bagel, Inc. dated August 1, 1996; as amended by the Letter Agreement dated August 30, 1996, the First Amendment to Lease dated May 6, 2002; as assigned by the Assignment and Assumption of Lease Agreement dated October 15, 2004, and as further amended by the Second Amendment to Lease dated October 15, 2004 and the Third Amendment to Lease dated August 19, 2008.

12.	Agreement of Lease between Kinnelon Hye, L.P. and Terconn Kinnelon, LLC dated May of 2012.

13.
Agreement of Lease between Kinnelon Hye, L.P. and Thrift Drug, Inc. dated March 10, 1994, as amended by: the First Amendment to Lease dated November 19, 1996; the Lease Extension Letter dated November 1, 2007, and the Second Amendment to Lease dated August 28, 2012.

14.
Agreement of Lease between Kinnelon Hye, L.P. and Big M, Inc. dated December 18, 2000, as amended by the First Amendment to Lease dated April 11, 2001, the Lease Extension Letter dated March 21, 2011, and as assigned by the Assignment and Assumption of Leases Agreement, dated June 11, 2013; as further amended by the Letter Agreement dated July 25, 2014.

15.	Agreement of Lease between Kinnelon Hye, L.P. and Little South Beach Tanning Spa, LLC on or about August 26, 2009 (Lease to be provided).

MIDLAND PARK SHOPPING CENTER

1.
Agreement of Lease between Midpark Hye Partners and A&A Health Foods, Inc. dated April 1, 1992, as amended by the First Amendment to Lease dated January 3, 1997, the Second Amendment to Lease dated April 29, 2002, the Third Amendment to Lease dated March 15, 2007, the Lease Extension Letter dated February 7, 2012, and as assigned and amended by the Assignment and Assumption and Fourth Amendment to Lease dated May of 2013.

2.
Agreement of Lease between Midpark Hye Partners and Abed Eliya dated September 1, 2003; as amended by the First Amendment to Lease dated August 25, 2008; the Second Amendment to Lease dated April 5, 2010 and the Lease Extension Letter dated May 1, 2014.

3.	Agreement of Lease between Midpark Hye Partners and Arjay Wireless, Inc. of Pennsylvania, dated January 28, 2014; as guaranteed by the Corporate Guaranty dated January 31, 2014.

4.	Agreement of Lease between Midpark Hye Partners and Midland Bagel Emporium Corp., dated May 13, 2013.

5.
Agreement of Lease between Midpark Hye Partners and Delric, Inc., dated October 1, 1998; as amended by the Agreement of Lease between Midpark Hye Partners and Chandel Jewelers dated December 2, 2003; as further amended by the First Amendment to Lease dated December 12, 2008, the First Amendment to Lease dated January 1, 2009, the Lease Extension Letter dated April 28, 2010, the Lease Extension Agreement dated July 13, 2010 and the Third Amendment to Lease, dated August 1, 2011.

6.
Agreement of Lease between Midpark Hye Partners and Community Thrift Shop dated October 7, 1994; as amended by the Extension Agreement to Lease dated September 29, 1998, First Amendment to Lease dated January 13, 1999, Second Extension Agreement to Lease dated December 7, 2001, Third Extension Agreement to Lease dated November 1, 2006 and Fourth Extension Agreement to Lease dated May 23, 2011.

7.
Lease between Midpark Hye Partners and Midland Park CVS, Inc. dated November 10, 1994; as amended by the Letter Agreement dated April 3, 1995; as assigned by the Assignment and Assumption Agreement dated January 1, 2001; as amended by the Lease Renewal dated May 2, 2005, the Lease Renewal dated May 18, 2010, the Letter Notification dated November 30, 2006 and the Lease Renewal dated March 22, 2013.

8.
Agreement of Lease between Midpark Hye Partners and AAHK, Inc. dated October 5, 2008; as guaranteed by the Guaranty dated November 4, 2008 and as amended by the First Amendment to Lease dated June 1, 2011.

9.
Agreement of Lease between Midpark Hye Partners and Merblue Ethos MP, LLC dated July 28, 2005; as amended by the Amendment to Lease dated October 20, 2006 and the Lease Extension Letter dated December 3, 2013.

10.
Agreement of Lease between Midpark Hye Partners and Gamestop, Inc. dated February 13, 2003; as renewed by the Option Letter dated April 6, 2007 and as amended by the First Amendment to Lease, dated January 3, 2013.

11.
Agreement of Lease between Midpark Hye Partners and Grand Ballroom, Inc., dated December 10, 1998, as amended by Lease Renewal Letter, dated July 17, 2003 and the First Amendment to Lease dated December 15, 2008.

12.
Agreement of Lease between Midpark Hye Partners and Hans Richards Salon, dated March 3, 2004; as amended by the Lease Extension Agreement dated February 20, 2009; as guaranteed by the Reaffirmation of Guaranty (undated) and as amended by the Second Lease Extension Agreement dated August 25, 2011.

13.
Agreement of Lease between Midpark Hye Partners and Hudson Savings Bank dated June 4, 2001; as renewed by the Option Letter dated April 28, 2011 and as amended by the Letter Agreement dated December 7, 2012.

14.
Lease Agreement between Midpark Hye Partners and Kings Super Markets, Inc. dated September 28, 1998; as amended by the First Amendment to Lease dated March 30, 1999; as confirmed by the Memorandum of Lease dated July 19, 1999; as further amended by the Second Amendment to Lease dated September 1, 1999 and the Letter Consent dated November 29, 2006.

15.
Agreement of Lease between Midpark Hye Partners and Martinka & Co., Inc. dated May 2, 2005; as extended by the Option Letter dated October 6, 2006 and as amended by the Letter Agreement dated October 20, 2006

16.	Lease between Midpark Hye Partners and M&J Shoes, LLC dated May 6, 2009.

17.
Agreement of Lease between Midland Hye Partners and Evam Corp. dated January 1, 1998; as amended by the First Amendment to Lease dated April 29, 2002, Second Amendment to Lease and Consent to Assignment dated June 20, 2005, Lease Extension Letters dated February 21, 2007 and April 12, 2012 and the Assignment and Assumption to Lease Agreement dated March 31, 2007

18.
Agreement of Lease between Midpark Hye Partners and Miss Patti’s School of Dance dated December 1, 2004; as amended by the First Amendment to Lease dated August 31, 2009 and the Second Amendment to Shopping Center Lease Agreement dated June 24, 2014.

19.	Petco Lease between Midpark Hye Partners and Petco Animal Supplies Stores, Inc. dated April 2, 2014; as confirmed by the Memorandum of Lease dated April 2, 2014.

20.
Lease Agreement between Midpark Hye Partners and Tandy Corporation dated May 27, 1992; as amended by the Date of Possession Agreement dated October 5, 1992; the Lease Extension Letter dated June 13, 2002, the First Amendment to Lease dated May 23, 2007 and the Lease Extension Agreement dated May 31, 2012.

21.	Commercial Lease between Midpark Hye Partners and Starbucks Corporation dated September of 2006 and fully executed on February 27, 2007; as amended by the Letter Agreement dated August 14, 2007.

22.
Agreement of Lease between Midpark Hye Partners and Subway Real Estate Corp. dated December 18, 2001; as confirmed by the Memorandum of Lease dated December 18, 2002; as amended by the Landlord’s Agreement and Waiver of Lease dated January of 2010, the Sublease between Subway Real Estate Corp. and Dumar E and Karen Beltran dated January 31, 2002 and the Letter Agreement dated February 3, 2010; as assigned by the Assignment and Assumption of Sublease dated January 21, 2010 and as extended by the Option Letter dated October 24, 2011.

23.	Agreement of Lease between Midpark Hye Partners and Young Kim dated July 28, 2004; as guaranteed by the Guaranty dated July 21, 2004.

24.
Agreement of Lease between Midpark Hye Partners and Kid’s Clubhouse & Learning Center, Inc. dated December 10, 2009; as assigned by Landlord’s Consent to Assignment dated July 28, 2011; as amended by the First Amendment to Lease dated July 29, 2011 and as guaranteed by the Guaranty dated July 29, 2011.

25.
Agreement of Lease between Midpark Hye Partners and Tuesday Morning, Inc. dated July 14, 2004; as amended by the First Amendment to Lease dated February 26, 2009; as assigned by the Assignment Letter Agreement dated July 28, 2011 (missing).

26.
Agreement of Lease between Midpark Hye Partners and V&T Pizza, Inc. dated March 15, 2011; as amended by the Letter Agreement dated April 28, 2011; as confirmed by the Date of Possession Letter dated July 19, 2011; as further amended by the Amendment to Lease dated April of 2012 and the Confirmation and Amendment to Lease Agreement dated February 2013.

27.
Agreement of Lease between Midpark Hye Partners and Lieth Incorporated dated April 22, 2008; as assigned by the Assignment and Assumption of Lease Agreement dated January 1, 2011 and as amended by the Lease Extension Letter dated August 22, 2012.

28.
Agreement to Lease between Midpark Hye Partners and Wholesale Photo Supply, Inc. dated September 1, 2013; as guaranteed by the Guaranty dated September 1, 2003; as renewed by the Option Letter dated August 27, 2007; as amended by the First Amendment to Lease dated October 25, 2010 and the Letter Agreement dated September 10, 2012.

29.	Agreement of Lease between Midpark Hye Partners and The Doctors Office of New Jersey, LLC dated September 12, 2014; as guaranteed by that Guaranty dated September, 2014.

EXHIBIT “J”

Brokerage Agreements

POMPTON LAKES TOWNE SQUARE

1.	Exclusive Listing Agreement between Pompton Lakes Hye Partners and Jeffery Realty, Inc. dated April 17, 2001, as amended by a Letter Extension Agreement, dated May 15, 2012.

CEDAR HILL SHOPPING CENTER

1.	Exclusive Listing Agreement between Wyckoff Hye Partners and Jeffery Realty, Inc. dated March 17, 2005, as amended by a Letter Extension Agreement, dated May 15, 2012.

MEADTOWN SHOPPING CENTER

1.	Exclusive Listing Agreement between Kinnelon Hye, L.P. and Welco Realty, Inc., dated December 27, 1999.

2.	Exclusive Listing Agreement between Gabrellian Associates and Welco Realty, Inc., dated on or about July of 1999 concerning Former A&P Building on Route 23 & Kinnelon Rd., Kinnelon, NJ.

3.	Letter Agreement concerning Brokerage Commission between Gabrellian Associates and Welco Realty, Inc. for Mandees Lease dated April 16, 2001.

MIDLAND PARK SHOPPING CENTER

1.	Exclusive Listing Agreement between Midpark Hye Partners and Welco Realty, Inc., dated March 1, 2002.

2.	Commission Agreement between Gabrellian Associates and A.S. Goldstein Company, Inc., dated February 19, 1999, concerning the Grand Ballroom and Gabrellian Associates lease agreement

EXHIBIT “M”

Notices of Violation

(See Attached)

FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS – POMPTON LAKES

THIS FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS (this “First Amendment”), made as of the ____ day of October, 2014, by and between POMPTON LAKES HYE PARTNERS (“Seller”), a New Jersey limited partnership, having an address at 95 North State Route 17, Paramus, New Jersey 07652, and URSTADT BIDDLE PROPERTIES INC., a Maryland corporation, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830 (hereinafter referred to as “Purchaser”) (Seller and Purchaser being referred to collectively as the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties (among others) entered into an Agreement of Sale dated as of September 12, 2014 (the “Agreement”) with respect to the Pompton Lakes Real Property (hereinafter, the “Property”), among other properties; and

WHEREAS, in the course of Purchaser’s due diligence it identified the presence of the chlorinated solvent tetrachloroethene (“PCE”) in sub-slab gas sampling at a concentration of 3,783.90 ug/m3 at the VIP Cleaners dry cleaning operation at the Property (“VIP Cleaners Space”), which exceeds the New Jersey Department of Environmental Protection soil gas non-residential screening level of 2,400 ug/m3 (the “Environmental Conditions”); and

WHEREAS, the Parties have agreed to allocate pre- and post-closing responsibility for the further investigation and Remediation (as hereinafter defined), if necessary, of the Environmental Conditions in accordance with the terms of this First Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

55. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

56. DEFINITIONS.  Capitalized terms used herein that are defined in the Agreement shall, unless defined herein, have the meanings ascribed to them in the Agreement.  In addition to the terms defined elsewhere herein, the following terms shall have the following meanings when used herein:

“CEA” means Classification Exception Area, Well Restriction Area or both, as those terms are defined in Environmental Requirements.

“Engineering Controls” means caps (including all site preparation, grading and subbase material), covers, below grade dikes, below grade trenches, below grade leachate collection systems, “engineering controls” as defined in Environmental Requirements and such similar approaches as may hereafter be available or authorized for use, excluding signs and fencing.

“Institutional Controls” means an administrative mechanism used to limit human activities at or near a contaminated site or to ensure the effectiveness of the remedial action over time, when contaminants remain at a contaminated site at levels or concentrations above the applicable remediation standard that would allow unrestricted use of that property, including,  without limitation, land use restrictions; natural resources use restrictions; CEAs; deed notices regarding the presence of Hazardous Materials; “institutional controls” as defined in Environmental Requirements; and such similar approaches that may hereafter be available or authorized for use.

“LSRP” means Licensed Site Remediation Professional, as defined in N.J.S.A. 58:10C-1 etseq.

“NJDEP” shall mean the New Jersey Department of Environmental Protection or any successor agency.

“Release” means the release, spill, discharge, leak or emission of Hazardous Materials into the environment, but shall not mean the passive migration of Hazardous Materials present in the environment (except that “Release” shall include the passive migration, if any, of the Environmental Conditions).

“Remedial Action Permit” shall have the meaning described in N.J.S.A. 58:10C.

“Remediate” or “Remediation” shall means all necessary actions to investigate and cleanup a Release of Hazardous Materials, including, without limitation, the preliminary assessment, site investigation, remedial investigation, remedial selection and remedial action, as any of the foregoing is defined in the Environmental Requirements.

“Response Action Outcome” or “RAO” shall have the meaning described in N.J.S.A. 58:10C, and shall include any successor or equivalent document created or authorized by NJDEP or the State of New Jersey that is intended to serve as a final remediation document indicating that the Environmental Conditions have been Remediated in accordance with NJDEP requirements.

57. SELLER’S PRE-CLOSING ENVIRONMENTAL OBLIGATIONS.

a.           Seller shall, using commercially reasonable, diligent efforts, and at its sole cost and expense, commence and complete prior to the Closing all tasks necessary to confirm the presence (or lack thereof) of PCE and/or degradation products of PCE (the “Dry Cleaner Solvents”) in the sub-slab gas in the vicinity of the VIP Cleaners Space (the “Pre-Closing Investigation”).  The Parties shall work cooperatively to develop the scope of the Pre-Closing Investigation, which shall include a minimum of three (3) sub-slab gas sampling locations and shall be subject to Purchaser’s consent (not to be unreasonably withheld).  Seller shall notify Purchaser no less than three (3) business days prior to any on-site investigatory work to implement the Pre-Closing Investigation, and Purchaser shall have the right, but not the obligation, to observe such Pre-Closing Investigation at Purchaser’s sole cost and expense.  Seller shall retain an LSRP to undertake the Pre-Closing Investigation.  In the event Seller’s LSRP determines that such Pre-Closing Investigation confirms the presence of Dry Cleaner Solvents in the sub-slab gas in the vicinity of the VIP Cleaners Space, Seller shall promptly notify the NJDEP with respect to this matter, and the Parties shall proceed with their respective Post-Closing Environmental Obligations and all associated requirements set forth in the remainder of this First Amendment.  In the event such Pre-Closing Investigation establishes that there are no Dry Cleaner Solvents present in sub-slab gases beneath the VIP Cleaners Space at levels exceeding the NJDEP’s soil gas non-residential screening level for such Dry Cleaner Solvent(s), or that all Dry Cleaner Solvents detected in the sub-slab gases derive from above-grade operations only and not from Releases, then at the Closing Seller shall deliver to Purchaser a letter from its LSRP, on which Purchaser can rely, stating such determination and that, pursuant to the NJDEP Technical Requirements for Site Remediation, no further investigation or Remediation is required with respect to this issue.

b.           The Parties acknowledge that a Deed Notice, dated May 21, 1999, has been recorded for the Property by a prior owner of the Property, Artistic Identification Systems, Inc., for which Seller shall, at its sole cost and expense, prior to Closing, apply for a Remedial Action Permit, and Seller shall be responsible for prosecuting the application and delivering to Purchaser the Remedial Action Permit, whether before or after Closing.  Seller shall be solely responsible for any fines or penalties issued by the NJDEP pertaining to Seller’s actions or omissions prior to Closing with regard to the Deed Notice, the Remedial Action Permit application or the Remedial Action Permit.

c.           In the event such Pre-Closing Investigation establishes that there are no Dry Cleaner Solvents present in the sub-slab gases beneath the VIP Cleaners Space at levels exceeding the NJDEP’s soil gas non-residential screening level for such Dry Cleaner Solvent(s), then, except as to Seller’s obligation in Section 3(b) of this First Amendment: (i) this First Amendment shall terminate as of the Closing Date with no further obligation of Seller with respect to the matters addressed herein, and (ii) Purchaser shall, as of the Closing Date, affirm and ratify the Releasors’ release of the Seller Parties in accordance with Section 8(d) of the Agreement, including without limitation the Releasors’ release of the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from Hazardous Materials which are on, at, or under or emanating from the Property, including without limitation the Environmental Conditions.

58. SELLER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  Unless this First Amendment has been terminated as of the Closing Date pursuant to Section 3 above, then after the Closing Seller shall, using commercially reasonable, diligent efforts, and at its sole cost and expense, commence and complete all tasks necessary to obtain and deliver to Purchaser an area-of-concern only RAO issued by an LSRP retained by Seller with respect solely to the Environmental Conditions existing at the Property as of the Closing Date (the “Required RAO”), including, but not limited to: (a) performing all actions necessary to Remediate the Environmental Conditions in connection with obtaining the Required RAO; (b) obtaining any and all Remedial Action Permits required in connection with obtaining the Required RAO; (c) posting of any financial assurance required by any such Remedial Action Permit; (d) payment of all NJDEP fees and charges required in connection with obtaining the Required RAO; (e) closure of all monitoring wells and the removal and decommissioning of all materials and equipment not required for post-RAO purposes; and (f) remedying any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation (“Seller’s Post-Closing Environmental Obligations”).  Seller may Remediate the Environmental Conditions to the least restrictive cleanup levels acceptable to the NJDEP, which Remediation may include residential use restrictions and/or the use of Engineering Controls and/or Institutional Controls, including, without limitation, the imposition of a deed notice and/or a CEA, as long as such Engineering Controls or Institutional Controls do not: (i) materially interfere with the use and operation of the Property as a commercial shopping center; (ii) materially interfere with the rights of any tenants under leases at the Property; or (iii) at the time of the issuance of the Required RAO be anticipated to involve any active remediation or mitigation systems other than a sub-slab depressurization system.  Contemporaneous with the delivery of the Required RAO from Seller to Purchaser, Seller shall deliver to Purchaser a document prepared by Seller’s LSRP setting forth the present value (using a discount rate of 4%) of the reasonably estimated cost of Purchaser’s Post-Closing Environmental Obligations (as defined below) associated with the monitoring and maintenance of any and all Engineering Controls and/or Institutional Controls established in connection with the Required RAO (the “Post-RAO Cost Estimate”).  All work undertaken to obtain the Required RAO shall be performed in a good and workmanlike manner, in accordance with all applicable laws, including all Environmental Requirements, and free and clear of all liens and encumbrances.  Nothing herein shall be construed to require Seller to perform any Remediation of or assume responsibility for Hazardous Materials at the Property other than those within the meaning of the term “Environmental Conditions” as defined above.  Seller shall not be responsible for any Hazardous Materials Released on, at, or under the Property after the Closing Date, or which are migrating onto the Property from the property of another, including without limitation any Environmental Conditions to the extent that such are determined by Seller’s LSRP to derive from an off-site source.

59. PURCHASER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  From and after the delivery of the Required RAO and the Post-RAO Cost Estimate from Seller to Purchaser in accordance with Section 4 above, except as otherwise set forth in this First Amendment and except for the obligation of the Seller to provide the requisite notices and request the disbursement of the Final Balance, if any, remaining in the Escrow Account in accordance with the terms of the Environmental Escrow Agreement, attached hereto as Exhibit B (the “Escrow Agreement”), all responsibilities regarding the Environmental Conditions shall be the responsibility of and shall be performed by Purchaser, without cost to, or contribution from, Seller, including without limitation (a) all monitoring and reporting obligations, including without limitation periodic groundwater monitoring, biennial monitoring and maintenance, and certifications required by or pursuant to the Required RAO and the Engineering Controls and/or Institutional Controls (if any); (b) maintaining any and all Remedial Action Permits; (c) replacement of financial assurance required by any Remedial Action Permit (and cooperation with Seller in effectuating the return of any financial assurance previously posted by Seller); (d) payment of all NJDEP fees and charges; and (e) any and all post-RAO remediation that may be required with respect to the Environmental Conditions.  Notwithstanding the foregoing, Seller shall remain responsible to remedy any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation.

6.           COOPERATION.                                  The Parties shall reasonably cooperate with each other in good faith in order for Seller to satisfy Seller’s Post-Closing Environmental Obligations, including, without limitation, providing required consent to any Engineering Controls or Institutional Controls, and execution of any true, accurate and complete documents, including without limitation a deed notice, in connection with any Engineering Controls and Institutional Controls.  Promptly following receipt, Seller shall provide Purchaser with a copy of all final sample results, reports and other non-privileged environmental documents, and correspondence to and from governmental authorities pertaining to Seller’s Post-Closing Environmental Obligations.  Seller shall make its LSRP reasonably available to Purchaser to discuss such information.  Not less than five (5) business days prior to submittal of any report to the NJDEP, Seller shall provide Purchaser with such report in draft form so that Purchaser can review and provide comments, which comments Seller and its LSRP shall take into reasonable consideration prior to finalizing and submitting such report but which Seller is not obligated to incorporate into such report, except in the case of factual errors or inaccuracies.  Seller shall notify Purchaser in advance of any meeting being scheduled with the NJDEP regarding Seller’s Post-Closing Environmental Obligations, and Purchaser shall have the right (but not the obligation) to attend and observe any such meeting, at Purchaser’s sole cost and expense.  Purchaser shall not otherwise initiate communications with NJDEP regarding Seller’s Post-Closing Environmental Obligations except with prior notice to Seller, and Seller shall have the right at its sole cost and expense to participate in any such permitted communications, if any, between Purchaser and NJDEP.

7.           POST-CLOSING ACCESS.  After Closing, Seller and Seller’s agents, representatives and contractors shall have the non-exclusive and limited right to enter upon the Property upon not less than five (5) business days prior notice by Seller to Purchaser in order to perform work reasonably necessary to satisfy Seller’s Post-Closing Environmental Obligations; provided, however, that (a) prior to each such entry, Seller shall provide Purchaser with all information reasonably necessary to understand the work plan, which information shall include, without limitation, (i) date and time of entry, (ii) nature, location and extent of all work, (iii) duration of entry, and (iv) traffic control plans, if applicable, and (b) Seller shall use commercially reasonable efforts to comply with any reasonable requirements imposed by Purchaser in connection with such entry that are intended to minimize interference with (i) the use and operation of the Property as a commercial shopping center and/or (ii) the rights of any tenants under leases at the Property, which requirements may include the hiring of a security officer.  Performance of Seller’s Post-Closing Environmental Obligations shall be coordinated with a representative of Purchaser.  Any monitoring wells installed at the Property shall be flush mounted and installed at a location reasonably acceptable to Purchaser.  Any materials or equipment brought to the Property, or wastes generated by Seller’s Post-Closing Environmental Obligations, shall be stored at a location reasonably acceptable to Purchaser and shall be Seller’s responsibility to secure.  Seller shall remove any such wastes from the Property as expeditiously as possible, but in no event more than thirty (30) days from generation.  Purchaser and its agents and representatives shall cooperate with Seller and its agents, representatives and contractors by arranging access to such areas of the Property as shall be reasonably necessary for the purpose of permitting Seller to satisfy Seller’s Post-Closing Environmental Obligations.  Any such work shall be done in a manner so as not to unreasonably disrupt or materially interfere with business operations at the Property.  Seller shall promptly restore any disturbance of or damage to the Property caused by its activities at the Property to a condition substantially the same as that which existed before such disturbance.

8.           INSURANCE.  Prior to any entry on the Property, Seller shall cause its environmental consultant to obtain and maintain not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000) Dollars aggregate in commercial general liability insurance coverage with a contractual liability endorsement; not less than One Million ($1,000,000.00) Dollars per claim, Two Million ($2,000,000) Dollars aggregate in Consultants’ Professional Liability insurance; not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000) Dollars aggregate in Contractors’ Pollution Legal Liability insurance; and not less than Four Million ($4,000,000.00) Dollars per occurrence/aggregate in umbrella coverage.  All insurance policies required pursuant to this paragraph shall be issued by a recognized insurance company licensed to do business in the State of New Jersey with an AM Best Rating of “A” or better, and shall be endorsed to waive the insurer’s rights of subrogation as against Purchaser and Purchaser’s property manager, if any, at the Property.  All insurance policies (except the Consultants’ Professional Liability insurance) shall name Purchaser, its mortgagee, other parties in interest and Purchaser’s property manager, if any, at the Property as additional insureds thereunder.  Proof of the required coverage and proof of premium payment shall be provided by Seller to Purchaser prior to any entry on to the Property.  Such insurance coverage shall be maintained by Seller’s environmental consultant for a period of not less than one (1) year after issuance of the Required RAO.  In the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, Seller’s consultant shall re-acquire and maintain insurance in the amounts set forth above for a period of not less than one (1) year after satisfying the deficiencies identified in NJDEP’s audit.

9.           PURCHASER’S RELEASE AND INDEMNITY.  Except as expressly set forth herein with respect to the Environmental Conditions, Purchaser hereby affirms and ratifies the Releasors’ release of the Seller Parties in accordance with Section 8(d) of the Agreement, including without limitation the Releasors’ release of the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from Hazardous Materials which are on, at, or under or emanating from the Property.  In addition, upon satisfaction by Seller of Seller’s Post-Closing Environmental Obligations, Purchaser on behalf of itself and the other Releasors shall release in accordance with Section 8(d) of the Agreement the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from the Environmental Conditions.  Purchaser shall indemnify, defend and hold the Seller Parties harmless from any claims, losses, damages or liabilities of any nature arising from Purchaser’s breach of this First Amendment.  Provided Seller performs Seller’s Post-Closing Environmental Obligations in accordance with this First Amendment, Purchaser on behalf of itself and the other Releasors shall not assert any claims against the Seller Parties for lost profits, special damages and consequential damages arising from the Environmental Conditions and Seller’s Remediation of same.

10.           SELLER’S INDEMNITY.                                           Seller shall indemnify, defend and hold Purchaser and its affiliates, investment advisors, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees, agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns harmless from and against any and all any claims, losses, damages or liabilities of any nature arising out of or caused by (a) any injury (including death) sustained by any person or persons or any damage to personal or real property by reason of any negligent, reckless or intentional act or omission on the part of the Seller and/or any employee, invitee, agent or contractor of the Seller in the course of any activities by or on behalf of the Seller at the Property in the performance of Seller’s Post-Closing Environmental Obligations; (b) any and all natural resource damage claims that may be asserted by third parties with respect to the Environmental Conditions for which Seller is responsible under this First Amendment; or (c) Seller’s breach of this First Amendment.

11.           SECURITY FOR SELLER’S PERFORMANCE.  At Closing, Seller shall deposit the sum of One Million and 00/100 ($1,000,000) Dollars in escrow in accordance with the Escrow Agreement to secure its obligation and liability to complete Seller’s Post-Closing Environmental Obligations.  In addition, Seller agrees that it shall retain an additional Five Hundred Thousand and 00/100 ($500,000) Dollars of the Purchase Price (“Retained Purchase Price”) in its account(s) to be used by Seller for the payment of Seller’s Post-Closing Environmental Obligations and the costs of maintaining the Seller entity in existence from the Closing Date through the date which is three years after issuance of the Required RAO.  Notwithstanding anything herein or in the Escrow Agreement to the contrary, (a) prior to seeking to withdraw funds from escrow pursuant to the Escrow Agreement, unless in connection with a request for a final disbursement following the issuance of the Required RAO, Seller shall expend Four Hundred Fifty Thousand and 00/100 ($450,000) Dollars of the Retained Purchase Price on the performance of Seller’s Post-Closing Environmental Obligations, and (b) Seller’s obligation to complete Seller’s Post-Closing Environmental Obligations is not limited to the escrow amount or the Retained Purchase Price. The Parties shall each execute and deliver the Escrow Agreement at Closing.

12.           PURCHASER’S TRANSFEREE.  Purchaser shall contractually bind any party to which Purchaser transfers title to all or any portion of the Property: (a) to permit Seller to exercise all of Seller’s post-Closing rights under this First Amendment; and (b) to perform all of Purchaser’s Post-Closing Environmental Obligations as described in this First Amendment.

13.           OPPORTUNITY TO CURE.  The Parties shall give each other notice of any alleged breach of the other Party’s obligations hereunder this First Amendment with a reasonable opportunity thereafter to effectuate a cure.  The Parties shall not be deemed in breach of, or to not be performing their obligations under this First Amendment, unless they fail to effectuate a cure after a reasonable opportunity to do so.  In the event that Seller fails, after notice and a reasonable opportunity to cure in accordance with this Section, to comply with the requirements of Section 4 to use commercially reasonable, diligent efforts to obtain the Required RAO, then Purchaser may at its option elect to assume the responsibility to complete the Remediation and obtain the Required RAO.  Prior to assuming such responsibility, Purchaser shall provide no less than thirty (30) days’ notice to Seller (the “Work Assumption Notice”) setting forth (a) the specific tasks that Purchaser believes remain to be accomplished in order to obtain the RAO (the “Remaining Work”), (b) a proposed schedule to accomplish the Remaining Work, (c) a cost estimate for the Remaining Work; and (d) the identity of the environmental consulting firm and LSRP selected by Purchaser to undertake the Remaining Work.  In the event that Seller disputes Purchaser’s contention that Seller is in breach of Seller’s obligations under Section 4 hereof, or disputes the Purchaser’s proposed plan to undertake the Remaining Work, Seller may, within ten (10) days after delivery of the Work Assumption Notice, notify Purchaser in good faith that it disputes Purchaser’s right to do so.  In such event, the dispute shall promptly be submitted to arbitration in Passaic County, New Jersey, pursuant to the terms of this Section 13, before one arbitrator in accordance with the procedural rules with respect to commercial disputes then in effect of the American Arbitration Association or any successor thereto.  The decision of the arbitrator shall be final, conclusive and binding on the Parties, but the powers of the arbitrator are hereby expressly limited to the determination of factual issues, and the arbitrator shall have no power to reform, supplement or modify this First Amendment.  The arbitrator shall make only required findings of fact incident to the dispute, which findings shall be set forth in reasonable detail in a written decision by the arbitrator.  The Parties shall share equally in the cost and expenses of such arbitration, and each shall separately pay its own attorneys’ fees and expenses, unless the arbitrator finds that one of the Parties did not act in good faith in connection with the dispute or the conduct of the arbitration proceeding, in which case the arbitrator may award all or part of said costs, expenses and fees to the other party.   If Seller expressly agrees to allow Purchaser to assume the Remaining Work, or if the arbitrator’s award permits Purchaser to assume the Remaining Work, Purchaser may immediately do so using (at Purchaser’s discretion) either Seller’s LSRP or Purchaser’s own LSRP (in which case Purchaser’s LSRP shall assume all of the responsibilities of Seller’s LSRP hereunder), and Purchaser may thereafter submit Withdrawal Requests (as defined in the Escrow Agreement) to the Escrow Agent in accordance with the terms of the Escrow Agreement to reimburse Purchaser for the Remediation Costs (as defined in the Escrow Agreement) Purchaser incurs in performing the Remaining Work.  Upon completion of the Remaining Work, Purchaser shall obtain and deliver to Seller a true and correct copy of the Required RAO and the Post-RAO Cost Estimate.  Nothing herein shall prohibit Seller from curing any default prior to Purchaser’s assumption of the Remaining Work as aforesaid; it being agreed that the arbitration procedure set forth in this Paragraph relates only to Purchaser’s contention that Seller is in breach of its obligations under Section 4 hereof or Seller’s dispute of Purchaser’s proposed plan to undertake the Remaining Work.  Notwithstanding anything herein, Purchaser’s assumption of the Remaining Work shall not negate Seller’s covenant to remain responsible for all costs related to Seller’s Post-Closing Environmental Obligations.

14.           SURVIVAL.  Except to the extent terminated pursuant to Section 3(c) of this First Amendment, the provisions of this First Amendment shall survive the Closing and delivery of the Deed.

15.           NOTICES.  All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) or email (with confirmed receipt) to the address, facsimile number or email address set forth on Exhibit B hereto, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Exhibit B hereto, or to such other address as each party may designate for itself by like notice.

16.           GOVERNING LAW.  This First Amendment shall be governed by the laws of the State of New Jersey.  The Parties acknowledge that this First Amendment has been executed and delivered in the State of New Jersey, and the Parties submit to the jurisdiction of the courts of the State of New Jersey.

17.           NO AMENDMENT, ETC.  In the event of any conflict or inconsistency between this First Amendment and the Agreement, the terms and provisions of this First Amendment shall prevail.  No change, addition or modification to this First Amendment shall be effective unless signed in writing by both Parties.  Except as expressly set forth herein, the terms of the Agreement shall remain in full force and effect.

18.           NO ASSIGNMENT.  Seller shall not assign any rights or delegate any responsibility imposed under this First Amendment.

19.           NO RECORDING.  Neither this First Amendment nor any memorandum of this First Amendment shall be recorded.

20.           DISPUTES; PREVAILING PARTY. In the event of a dispute between Seller and Purchaser under this First Amendment, the non-prevailing party shall be responsible for the reasonable attorneys’ fees and costs of the prevailing party.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by duly authorized persons on the day and year first above written.

SELLER: POMPTON LAKES HYE PARTNERS By: Midpark Hye Corp., its General Partner By: /s/ Mark Gabrellian Name: Mark Gabrellian Title: President
PURCHASER: URSTADT BIDDLE PROPERTIES INC. By: /s/ Willing L. Biddle Name: Willing L. Biddle Title: CEO

EXHIBIT A

ENVIRONMENTAL ESCROW AGREEMENT

EXHIBIT B

NOTICE ADDRESSES

If to Seller:

c/o Gabrellian Associates
95 North State Route 17
Paramus, New Jersey 07652
Attention: Mr. Mark Gabrellian
Email: mark@gabrellian.com

With a copy to:

Cole, Schotz, Meisel, Forman & Leonard, P.A.
25 Main Street
Hackensack, New Jersey 07601
Attention: Gary M. Albrecht, Esq.
E-mail: galbrecht@coleschotz.com
Attention: Marcie R. Horowitz, Esq.
E-mail: mhorowitz@coleschotz.com

If to Purchaser:

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Willing L. Biddle
E-mail: wbiddle@ubproperties.com

and

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Stephan Rapaglia
E-mail: srapaglia@ubproperties.com

With a copy to:

Greenbaum, Rowe, Smith & Davis LLP
P.O. Box 5600
Woodbridge, NJ 07095
Attn: Jay A. Jaffe, Esq.
Email: jjaffe@greenbaumlaw.com

FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS – CEDAR HILL

THIS FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS (this “First Amendment”), made as of the ____ day of October, 2014, by and between WYCKOFF HYE PARTNERS (“Seller”), a New Jersey limited partnership, having an address at 95 North State Route 17, Paramus, New Jersey 07652, and URSTADT BIDDLE PROPERTIES INC., a Maryland corporation, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830 (hereinafter referred to as “Purchaser”) (Seller and Purchaser being referred to collectively as the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties (among others) entered into an Agreement of Sale dated as of September 12, 2014 (the “Agreement”) with respect to the Wyckoff Real Property (hereinafter, the “Property”), among other properties; and

WHEREAS, in the course of Purchaser’s due diligence it identified the presence of the chlorinated solvent tetrachloroethene (and its breakdown products) in and around the location of the dry cleaning operation at the Property, as more particularly described in Exhibit A attached hereto, which Seller has reported to the New Jersey Department of Environmental Protection and which report has been assigned Notification Number 14-10-03-1637-41 (the “Environmental Conditions”); and

WHEREAS, the Parties have agreed to allocate post-closing responsibility for the Remediation (as hereinafter defined) of the Environmental Conditions in accordance with the terms of this First Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

60. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

61. DEFINITIONS.  Capitalized terms used herein that are defined in the Agreement shall, unless defined herein, have the meanings ascribed to them in the Agreement.  In addition to the terms defined elsewhere herein, the following terms shall have the following meanings when used herein:

“CEA” means Classification Exception Area, Well Restriction Area or both, as those terms are defined in Environmental Requirements.

“Engineering Controls” means caps (including all site preparation, grading and subbase material), covers, below grade dikes, below grade trenches, below grade leachate collection systems, “engineering controls” as defined in Environmental Requirements and such similar approaches as may hereafter be available or authorized for use, excluding signs and fencing.

“Institutional Controls” means an administrative mechanism used to limit human activities at or near a contaminated site or to ensure the effectiveness of the remedial action over time, when contaminants remain at a contaminated site at levels or concentrations above the applicable remediation standard that would allow unrestricted use of that property, including,  without limitation, land use restrictions; natural resources use restrictions; CEAs; deed notices regarding the presence of Hazardous Materials; “institutional controls” as defined in Environmental Requirements; and such similar approaches that may hereafter be available or authorized for use.

“LSRP” means Licensed Site Remediation Professional, as defined in N.J.S.A. 58:10C-1 etseq.

“NJDEP” shall mean the New Jersey Department of Environmental Protection or any successor agency.

“Release” means the release, spill, discharge, leak or emission of Hazardous Materials into the environment, but shall not mean the passive migration of Hazardous Materials present in the environment (except that “Release” shall include the passive migration, if any, of the Environmental Conditions).

“Remedial Action Permit” shall have the meaning described in N.J.S.A. 58:10C.

“Remediate” or “Remediation” shall means all necessary actions to investigate and cleanup a Release of Hazardous Materials, including, without limitation, the preliminary assessment, site investigation, remedial investigation, remedial selection and remedial action, as any of the foregoing is defined in the Environmental Requirements.

“Response Action Outcome” or “RAO” shall have the meaning described in N.J.S.A. 58:10C, and shall include any successor or equivalent document created or authorized by NJDEP or the State of New Jersey that is intended to serve as a final remediation document indicating that the Environmental Conditions have been Remediated in accordance with NJDEP requirements.

62. SELLER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  Seller shall, using commercially reasonable, diligent efforts, and at its sole cost and expense, commence and complete all tasks necessary to obtain and deliver to Purchaser an area-of-concern only RAO issued by an LSRP retained by Seller with respect solely to the Environmental Conditions existing at the Property as of the Closing Date (the “Required RAO”), including, but not limited to: (a) performing all actions necessary to Remediate the Environmental Conditions in connection with obtaining the Required RAO; (b) obtaining any and all Remedial Action Permits required in connection with obtaining the Required RAO; (c) posting of any financial assurance required by any such Remedial Action Permit; (d) payment of all NJDEP fees and charges required in connection with obtaining the Required RAO; (e) closure of all monitoring wells and the removal and decommissioning of all materials and equipment not required for post-RAO purposes; and (f) remedying any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation  (“Seller’s Post-Closing Environmental Obligations”).  Seller may Remediate the Environmental Conditions to the least restrictive cleanup levels acceptable to the NJDEP, which Remediation may include residential use restrictions and/or the use of Engineering Controls and/or Institutional Controls, including, without limitation, the imposition of a deed notice and/or a CEA, as long as such Engineering Controls or Institutional Controls do not: (i) materially interfere with the use and operation of the Property as a commercial shopping center; (ii) materially interfere with the rights of any tenants under leases at the Property; or (iii) at the time of the issuance of the Required RAO be anticipated to involve any active remediation or mitigation systems other than a sub-slab depressurization system.  Contemporaneous with the delivery of the Required RAO from Seller to Purchaser, Seller shall deliver to Purchaser a document prepared by Seller’s LSRP setting forth the present value (using a discount rate of 4%) of the reasonably estimated cost of Purchaser’s Post-Closing Environmental Obligations (as defined below) associated with the monitoring and maintenance of any and all Engineering Controls and/or Institutional Controls established in connection with the Required RAO (the “Post-RAO Cost Estimate”).  All work undertaken to obtain the Required RAO shall be performed in a good and workmanlike manner, in accordance with all applicable laws, including all Environmental Requirements, and free and clear of all liens and encumbrances.  Nothing herein shall be construed to require Seller to perform any Remediation of or assume responsibility for Hazardous Materials at the Property other than those within the meaning of the term “Environmental Conditions” as defined above.  Seller shall not be responsible for any Hazardous Materials Released on, at, or under the Property after the Closing Date, or which are migrating onto the Property from the property of another, including without limitation any Environmental Conditions to the extent that such are determined by Seller’s LSRP to derive from an off-site source.

63. PURCHASER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  From and after the delivery of the Required RAO and the Post-RAO Cost Estimate from Seller to Purchaser in accordance with Section 3 above, except as otherwise set forth in this First Amendment and except for the obligation of the Seller to provide the requisite notices and request the disbursement of the Final Balance, if any, remaining in the Escrow Account in accordance with the terms of the Environmental Escrow Agreement, attached hereto as Exhibit B (the “Escrow Agreement”), all responsibilities regarding the Environmental Conditions shall be the responsibility of and shall be performed by Purchaser, without cost to, or contribution from, Seller, including without limitation (a) all monitoring and reporting obligations, including without limitation periodic groundwater monitoring, biennial monitoring and maintenance, and certifications required by or pursuant to the Required RAO and the Engineering Controls and/or Institutional Controls (if any); (b) maintaining any and all Remedial Action Permits; (c) replacement of financial assurance required by any Remedial Action Permit (and cooperation with Seller in effectuating the return of any financial assurance previously posted by Seller); (d) payment of all NJDEP fees and charges; and (e) any and all post-RAO remediation that may be required with respect to the Environmental Conditions.  Notwithstanding the foregoing, Seller shall remain responsible to remedy any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation.

5.           COOPERATION.                                  The Parties shall reasonably cooperate with each other in good faith in order for Seller to satisfy Seller’s Post-Closing Environmental Obligations, including, without limitation, providing required consent to any Engineering Controls or Institutional Controls, and execution of any true, accurate and complete documents, including without limitation a deed notice, in connection with any Engineering Controls and Institutional Controls.  Promptly following receipt, Seller shall provide Purchaser with a copy of all final sample results, reports and other non-privileged environmental documents, and correspondence to and from governmental authorities pertaining to Seller’s Post-Closing Environmental Obligations.  Seller shall make its LSRP reasonably available to Purchaser to discuss such information.  Not less than five (5) business days prior to submittal of any report to the NJDEP, Seller shall provide Purchaser with such report in draft form so that Purchaser can review and provide comments, which comments Seller and its LSRP shall take into reasonable consideration prior to finalizing and submitting such report but which Seller is not obligated to incorporate into such report, except in the case of factual errors or inaccuracies.  Seller shall notify Purchaser in advance of any meeting being scheduled with the NJDEP regarding Seller’s Post-Closing Environmental Obligations, and Purchaser shall have the right (but not the obligation) to attend and observe any such meeting, at Purchaser’s sole cost and expense.  Purchaser shall not otherwise initiate communications with NJDEP regarding Seller’s Post-Closing Environmental Obligations except with prior notice to Seller, and Seller shall have the right at its sole cost and expense to participate in any such permitted communications, if any, between Purchaser and NJDEP.

6.           POST-CLOSING ACCESS.  After Closing, Seller and Seller’s agents, representatives and contractors shall have the non-exclusive and limited right to enter upon the Property upon not less than five (5) business days prior notice by Seller to Purchaser in order to perform work reasonably necessary to satisfy Seller’s Post-Closing Environmental Obligations; provided, however, that (a) prior to each such entry, Seller shall provide Purchaser with all information reasonably necessary to understand the work plan, which information shall include, without limitation, (i) date and time of entry, (ii) nature, location and extent of all work, (iii) duration of entry, and (iv) traffic control plans, if applicable, and (b) Seller shall use commercially reasonable efforts to comply with any reasonable requirements imposed by Purchaser in connection with such entry that are intended to minimize interference with (i) the use and operation of the Property as a commercial shopping center and/or (ii) the rights of any tenants under leases at the Property, which requirements may include the hiring of a security officer.  Performance of Seller’s Post-Closing Environmental Obligations shall be coordinated with a representative of Purchaser.  Any monitoring wells installed at the Property shall be flush mounted and installed at a location reasonably acceptable to Purchaser.  Any materials or equipment brought to the Property, or wastes generated by Seller’s Post-Closing Environmental Obligations, shall be stored at a location reasonably acceptable to Purchaser and shall be Seller’s responsibility to secure.  Seller shall remove any such wastes from the Property as expeditiously as possible, but in no event more than thirty (30) days from generation.  Purchaser and its agents and representatives shall cooperate with Seller and its agents, representatives and contractors by arranging access to such areas of the Property as shall be reasonably necessary for the purpose of permitting Seller to satisfy Seller’s Post-Closing Environmental Obligations.  Any such work shall be done in a manner so as not to unreasonably disrupt or materially interfere with business operations at the Property.  Seller shall promptly restore any disturbance of or damage to the Property caused by its activities at the Property to a condition substantially the same as that which existed before such disturbance.

7.           INSURANCE.  Prior to any entry on the Property, Seller shall cause its environmental consultant to obtain and maintain not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000.00) Dollars aggregate in commercial general liability insurance coverage with a contractual liability endorsement; not less than One Million ($1,000,000.00) Dollars per claim, Two Million ($2,000,000.00) Dollars aggregate in Consultants’ Professional Liability insurance; not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000.00) Dollars aggregate in Contractors’ Pollution Legal Liability insurance; and not less than Four Million ($4,000,000.00) Dollars per occurrence/aggregate in umbrella coverage.  All insurance policies required pursuant to this paragraph shall be issued by a recognized insurance company licensed to do business in the State of New Jersey with an AM Best Rating of “A” or better, and shall be endorsed to waive the insurer’s rights of subrogation as against Purchaser and Purchaser’s property manager, if any, at the Property.  All insurance policies (except the Consultants’ Professional Liability insurance) shall name Purchaser, its mortgagee, other parties in interest and Purchaser’s property manager, if any, at the Property as additional insureds thereunder.  Proof of the required coverage and proof of premium payment shall be provided by Seller to Purchaser prior to any entry on to the Property.  Such insurance coverage shall be maintained by Seller’s environmental consultant for a period of not less than one (1) year after issuance of the Required RAO.  In the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, Seller’s consultant shall re-acquire and maintain insurance in the amounts set forth above for a period of not less than one (1) year after satisfying the deficiencies identified in NJDEP’s audit.

8.           PURCHASER’S RELEASE AND INDEMNITY.  Except as expressly set forth herein with respect to the Environmental Conditions, Purchaser hereby affirms and ratifies the Releasors’ release of the Seller Parties in accordance with Section 8(d) of the Agreement, including without limitation the Releasors’ release of the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from Hazardous Materials which are on, at, or under or emanating from the Property.  In addition, upon satisfaction by Seller of Seller’s Post-Closing Environmental Obligations, Purchaser on behalf of itself and the other Releasors shall release in accordance with Section 8(d) of the Agreement the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from the Environmental Conditions.  Purchaser shall indemnify, defend and hold the Seller Parties harmless from any claims, losses, damages or liabilities of any nature arising from Purchaser’s breach of this First Amendment.  Provided Seller performs Seller’s Post-Closing Environmental Obligations in accordance with this First Amendment, Purchaser on behalf of itself and the other Releasors shall not assert any claims against the Seller Parties for lost profits, special damages and consequential damages arising from the Environmental Conditions and Seller’s Remediation of same.

9.           SELLER’S INDEMNITY.                                           Seller shall indemnify, defend and hold Purchaser and its affiliates, investment advisors, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees, agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns harmless from and against any and all any claims, losses, damages or liabilities of any nature arising out of or caused by (a) any injury (including death) sustained by any person or persons or any damage to personal or real property by reason of any negligent, reckless or intentional act or omission on the part of the Seller and/or any employee, invitee, agent or contractor of the Seller in the course of any activities by or on behalf of the Seller at the Property in the performance of Seller’s Post-Closing Environmental Obligations; (b) any and all natural resource damage claims that may be asserted by third parties with respect to the Environmental Conditions for which Seller is responsible under this First Amendment; or (c) Seller’s breach of this First Amendment.

10.           SECURITY FOR SELLER’S PERFORMANCE.  At Closing, Seller shall deposit the sum of One Million and 00/100 ($1,000,000) Dollars in escrow in accordance with the Escrow Agreement to secure its obligation and liability to complete Seller’s Post-Closing Environmental Obligations.  In addition, Seller agrees that it shall retain an additional Five Hundred Thousand and 00/100 ($500,000) Dollars of the Purchase Price (“Retained Purchase Price”) in its account(s) to be used by Seller for the payment of Seller’s Post-Closing Environmental Obligations and the costs of maintaining the Seller entity in existence from the Closing Date through the date which is three years after issuance of the Required RAO.  Notwithstanding anything herein or in the Escrow Agreement to the contrary, (a) prior to seeking to withdraw funds from escrow pursuant to the Escrow Agreement, unless in connection with a request for a final disbursement following the issuance of the Required RAO, Seller shall expend Four Hundred Fifty Thousand and 00/100 ($450,000) Dollars of the Retained Purchase Price on the performance of Seller’s Post-Closing Environmental Obligations, and (b) Seller’s obligation to complete Seller’s Post-Closing Environmental Obligations is not limited to the escrow amount or the Retained Purchase Price. The Parties shall each execute and deliver the Escrow Agreement at Closing.

11.           PURCHASER’S TRANSFEREE.  Purchaser shall contractually bind any party to which Purchaser transfers title to all or any portion of the Property: (a) to permit Seller to exercise all of Seller’s post-Closing rights under this First Amendment; and (b) to perform all of Purchaser’s Post-Closing Environmental Obligations as described in this First Amendment.

12.           OPPORTUNITY TO CURE.  The Parties shall give each other notice of any alleged breach of the other Party’s obligations hereunder this First Amendment with a reasonable opportunity thereafter to effectuate a cure.  The Parties shall not be deemed in breach of, or to not be performing their obligations under this First Amendment, unless they fail to effectuate a cure after a reasonable opportunity to do so.    In the event that Seller fails, after notice and a reasonable opportunity to cure in accordance with this Section, to comply with the requirements of Section 3 to use commercially reasonable, diligent efforts to obtain the Required RAO, then Purchaser may at its option elect to assume the responsibility to complete the Remediation and obtain the Required RAO.  Prior to assuming such responsibility, Purchaser shall provide no less than thirty (30) days’ notice to Seller (the “Work Assumption Notice”) setting forth (a) the specific tasks that Purchaser believes remain to be accomplished in order to obtain the RAO (the “Remaining Work”), (b) a proposed schedule to accomplish the Remaining Work, (c) a cost estimate for the Remaining Work; and (d) the identity of the environmental consulting firm and LSRP selected by Purchaser to undertake the Remaining Work.  In the event that Seller disputes Purchaser’s contention that Seller is in breach of Seller’s obligations under Section 3 hereof, or disputes the Purchaser’s proposed plan to undertake the Remaining Work, Seller may, within ten (10) days after delivery of the Work Assumption Notice, notify Purchaser in good faith that it disputes Purchaser’s right to do so.  In such event, the dispute shall promptly be submitted to arbitration in Morris County, New Jersey, pursuant to the terms of this Section 12, before one arbitrator in accordance with the procedural rules with respect to commercial disputes then in effect of the American Arbitration Association or any successor thereto.  The decision of the arbitrator shall be final, conclusive and binding on the Parties, but the powers of the arbitrator are hereby expressly limited to the determination of factual issues, and the arbitrator shall have no power to reform, supplement or modify this First Amendment.  The arbitrator shall make only required findings of fact incident to the dispute, which findings shall be set forth in reasonable detail in a written decision by the arbitrator.  The Parties shall share equally in the cost and expenses of such arbitration, and each shall separately pay its own attorneys’ fees and expenses, unless the arbitrator finds that one of the Parties did not act in good faith in connection with the dispute or the conduct of the arbitration proceeding, in which case the arbitrator may award all or part of said costs, expenses and fees to the other party.   If Seller expressly agrees to allow Purchaser to assume the Remaining Work, or if the arbitrator’s award permits Purchaser to assume the Remaining Work, Purchaser may immediately do so using (at Purchaser’s discretion) either Seller’s LSRP or Purchaser’s own LSRP (in which case Purchaser’s LSRP shall assume all of the responsibilities of Seller’s LSRP hereunder), and Purchaser may thereafter submit Withdrawal Requests (as defined in the Escrow Agreement) to the Escrow Agent in accordance with the terms of the Escrow Agreement to reimburse Purchaser for the Remediation Costs (as defined in the Escrow Agreement) Purchaser incurs in performing the Remaining Work.  Upon completion of the Remaining Work, Purchaser shall obtain and deliver to Seller a true and correct copy of the Required RAO and the Post-RAO Cost Estimate.  Nothing herein shall prohibit Seller from curing any default prior to Purchaser’s assumption of the Remaining Work as aforesaid; it being agreed that the arbitration procedure set forth in this Paragraph relates only to Purchaser’s contention that Seller is in breach of its obligations under Section 3 hereof or Seller’s dispute of Purchaser’s proposed plan to undertake the Remaining Work.  Notwithstanding anything herein, Purchaser’s assumption of the Remaining Work shall not negate Seller’s covenant to remain responsible for all costs related to Seller’s Post-Closing Environmental Obligations.

13.           SURVIVAL.  The provisions of this First Amendment shall survive the Closing and delivery of the Deed.

14.           NOTICES.  All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) or email (with confirmed receipt) to the address, facsimile number or email address set forth on Exhibit C hereto, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Exhibit C hereto, or to such other address as each party may designate for itself by like notice.

15.           GOVERNING LAW.  This First Amendment shall be governed by the laws of the State of New Jersey.  The Parties acknowledge that this First Amendment has been executed and delivered in the State of New Jersey, and the Parties submit to the jurisdiction of the courts of the State of New Jersey.

16.           NO AMENDMENT, ETC.  In the event of any conflict or inconsistency between this First Amendment and the Agreement, the terms and provisions of this First Amendment shall prevail.  No change, addition or modification to this First Amendment shall be effective unless signed in writing by both Parties.  Except as expressly set forth herein, the terms of the Agreement shall remain in full force and effect.

17.           NO ASSIGNMENT.  Seller shall not assign any rights or delegate any responsibility imposed under this First Amendment.

18.           NO RECORDING.  Neither this First Amendment nor any memorandum of this First Amendment shall be recorded.

19.           DISPUTES; PREVAILING PARTY. In the event of a dispute between Seller and Purchaser under this First Amendment, the non-prevailing party shall be responsible for the reasonable attorneys’ fees and costs of the prevailing party.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by duly authorized persons on the day and year first above written.

SELLER: WYCKOFF HYE PARTNERS By: Midpark Hye Corp., its General Partner By: /s/ Mark Gabrellian Name: Mark Gabrellian Title: President
PURCHASER: URSTADT BIDDLE PROPERTIES INC. By: /s/Willing L. Biddle Name: Willing L. Biddle Title: CEO

Exhibit A

Description of Environmental Conditions

Sampling conducted by Buyer’s consultant, Woodard & Curran, on September 25, 2014, identified the following Environmental Conditions in the vicinity of dry cleaning operations at the Property:

(1)           Concentrations of chlorinated volatile organic compounds in shallow groundwater:

Concentration range (ug/L)
Tetrachloroethene	ND – 2.9 J
Trichloroethene	ND – 2.5 J
Vinyl chloride	ND – 2.1 J

(2)	Concentrations of chlorinated volatile organic compounds in sub-slab vapor:

Concentration range (ug/m3)
Tetrachloroethene                                           24.75 – 62,047.85
Trichloroethene                                           59.12 – 569.67

NOTE:  Environmental Conditions shall not include any Hazardous Materials that are migrating onto the Property from the property of another.

EXHIBIT B

ENVIRONMENTAL ESCROW AGREEMENT

EXHIBIT C

NOTICE ADDRESSES

If to Seller:

c/o Gabrellian Associates
95 North State Route 17
Paramus, New Jersey 07652
Attention: Mr. Mark Gabrellian
Email: mark@gabrellian.com

With a copy to:

Cole, Schotz, Meisel, Forman & Leonard, P.A.
25 Main Street
Hackensack, New Jersey 07601
Attention: Gary M. Albrecht, Esq.
E-mail: galbrecht@coleschotz.com
Attention: Marcie R. Horowitz, Esq.
E-mail: mhorowitz@coleschotz.com

If to Purchaser:

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Willing L. Biddle
E-mail: wbiddle@ubproperties.com

and

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Stephan Rapaglia
E-mail: srapaglia@ubproperties.com

With a copy to:

Greenbaum, Rowe, Smith & Davis LLP
P.O. Box 5600
Woodbridge, NJ 07095
Attn: Jay A. Jaffe, Esq.
Email: jjaffe@greenbaumlaw.com

FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS – MIDLAND PARK

THIS FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS (this “First Amendment”), made as of the ____ day of October, 2014, by and between MIDPARK HYE PARTNERS (“Seller”), a New Jersey limited partnership, having an address at 95 North State Route 17, Paramus, New Jersey 07652, and URSTADT BIDDLE PROPERTIES INC., a Maryland corporation, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830 (hereinafter referred to as “Purchaser”) (Seller and Purchaser being referred to collectively as the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties (among others) entered into an Agreement of Sale dated as of September 12, 2014 (the “Agreement”) with respect to the Midland Park Real Property (hereinafter, the “Property”), among other properties; and

WHEREAS, in the course of Purchaser’s due diligence it identified the presence of the chlorinated solvent tetrachloroethene (and its breakdown product trichloroethene) in and around the location of the dry cleaning operation at the Property (the “Dry Cleaner Solvents”), which Seller has reported to the New Jersey Department of Environmental Protection (“NJDEP”) and which report has been assigned Notification Number 14-10-03-1631-19, and further identified the presence of silver, mercury, lead, and 2-methylnaphthalene in soil samples at the Property in excess of the NJDEP’s Default Impact to Groundwater Screening Levels (the “Other Contaminants”) (the Dry Cleaner Solvents and the Other Contaminants hereafter collectively referred to as the “Environmental Conditions”), as more particularly described in Exhibit A attached hereto; and

WHEREAS, the Parties have agreed to allocate post-closing responsibility for the Remediation (as hereinafter defined) of the Environmental Conditions in accordance with the terms of this First Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

64. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

65. DEFINITIONS.  Capitalized terms used herein that are defined in the Agreement shall, unless defined herein, have the meanings ascribed to them in the Agreement.  In addition to the terms defined elsewhere herein, the following terms shall have the following meanings when used herein:

“CEA” means Classification Exception Area, Well Restriction Area or both, as those terms are defined in Environmental Requirements.

“Engineering Controls” means caps (including all site preparation, grading and subbase material), covers, below grade dikes, below grade trenches, below grade leachate collection systems, “engineering controls” as defined in Environmental Requirements and such similar approaches as may hereafter be available or authorized for use, excluding signs and fencing.

“Institutional Controls” means an administrative mechanism used to limit human activities at or near a contaminated site or to ensure the effectiveness of the remedial action over time, when contaminants remain at a contaminated site at levels or concentrations above the applicable remediation standard that would allow unrestricted use of that property, including,  without limitation, land use restrictions; natural resources use restrictions; CEAs; deed notices regarding the presence of Hazardous Materials; “institutional controls” as defined in Environmental Requirements; and such similar approaches that may hereafter be available or authorized for use.

“LSRP” means Licensed Site Remediation Professional, as defined in N.J.S.A. 58:10C-1 etseq.

“NJDEP” shall mean the New Jersey Department of Environmental Protection or any successor agency.

“Release” means the release, spill, discharge, leak or emission of Hazardous Materials into the environment, but shall not mean the passive migration of Hazardous Materials present in the environment (except that “Release” shall include the passive migration, if any, of the Environmental Conditions).

“Remedial Action Permit” shall have the meaning described in N.J.S.A. 58:10C.

“Remediate” or “Remediation” shall means all necessary actions to investigate and cleanup a Release of Hazardous Materials, including, without limitation, the preliminary assessment, site investigation, remedial investigation, remedial selection and remedial action, as any of the foregoing is defined in the Environmental Requirements.

“Response Action Outcome” or “RAO” shall have the meaning described in N.J.S.A. 58:10C, and shall include any successor or equivalent document created or authorized by NJDEP or the State of New Jersey that is intended to serve as a final remediation document indicating that the Environmental Conditions have been Remediated in accordance with NJDEP requirements.

66. SELLER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  Seller shall, using commercially reasonable, diligent efforts, and at its sole cost and expense, commence and complete all tasks necessary to obtain and deliver to Purchaser an area-of-concern only RAO issued by an LSRP retained by Seller with respect solely to the Environmental Conditions existing at the Property as of the Closing Date (the “Required RAO”), including, but not limited to: (a) performing all actions necessary to Remediate the Environmental Conditions in connection with obtaining the Required RAO; (b) obtaining any and all Remedial Action Permits required in connection with obtaining the Required RAO; (c) posting of any financial assurance required by any such Remedial Action Permit; (d) payment of all NJDEP fees and charges required in connection with obtaining the Required RAO; (e) closure of all monitoring wells and the removal and decommissioning of all materials and equipment not required for post-RAO purposes; and (f) remedying any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation  (“Seller’s Post-Closing Environmental Obligations”).  Notwithstanding the foregoing, in the event that further investigation conducted in accordance with NJDEP requirements indicates that any or all of the Other Contaminants do not exceed their respective Site-Specific Impact to Groundwater Soil Remediation Standard developed by Seller’s LSRP in accordance with NJDEP requirements for the Property, Seller shall not be required to conduct further investigation or Remediation of such Other Contaminant(s) and shall deliver to Purchaser a letter from its LSRP, on which Purchaser can rely, stating such determination and that, pursuant to the NJDEP Technical Requirements for Site Remediation, no further investigation or Remediation is required with respect to the Other Contaminant(s); and in such event, Seller shall not be required to obtain and deliver an RAO with respect to such Other Contaminant(s).  Seller may Remediate the Environmental Conditions to the least restrictive cleanup levels acceptable to the NJDEP, which Remediation may include residential use restrictions and/or the use of Engineering Controls and/or Institutional Controls, including, without limitation, the imposition of a deed notice and/or a CEA, as long as such Engineering Controls or Institutional Controls do not: (i) materially interfere with the use and operation of the Property as a commercial shopping center; (ii) materially interfere with the rights of any tenants under leases at the Property; or (iii) at the time of the issuance of the Required RAO be anticipated to involve any active remediation or mitigation systems other than a sub-slab depressurization system.  Contemporaneous with the delivery of the Required RAO from Seller to Purchaser, Seller shall deliver to Purchaser a document prepared by Seller’s LSRP setting forth the present value (using a discount rate of 4%) of the reasonably estimated cost of Purchaser’s Post-Closing Environmental Obligations (as defined below) associated with the monitoring and maintenance of any and all Engineering Controls and/or Institutional Controls established in connection with the Required RAO (the “Post-RAO Cost Estimate”).  All work undertaken to obtain the Required RAO shall be performed in a good and workmanlike manner, in accordance with all applicable laws, including all Environmental Requirements, and free and clear of all liens and encumbrances.  Nothing herein shall be construed to require Seller to perform any Remediation of or assume responsibility for Hazardous Materials at the Property other than those within the meaning of the term “Environmental Conditions” as defined above.  Seller shall not be responsible for any Hazardous Materials Released on, at, or under the Property after the Closing Date, or which are migrating onto the Property from the property of another, including without limitation any Environmental Conditions to the extent that such are determined by Seller’s LSRP to derive from an off-site source.

67. PURCHASER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  From and after the delivery of the Required RAO and the Post-RAO Cost Estimate from Seller to Purchaser in accordance with Section 3 above, except as otherwise set forth in this First Amendment and except for the obligation of the Seller to provide the requisite notices and request the disbursement of the Final Balance, if any, remaining in the Escrow Account in accordance with the terms of the Environmental Escrow Agreement, attached hereto as Exhibit B (the “Escrow Agreement”), all responsibilities regarding the Environmental Conditions shall be the responsibility of and shall be performed by Purchaser, without cost to, or contribution from, Seller, including without limitation (a) all monitoring and reporting obligations, including without limitation periodic groundwater monitoring, biennial monitoring and maintenance, and certifications required by or pursuant to the Required RAO and the Engineering Controls and/or Institutional Controls (if any); (b) maintaining any and all Remedial Action Permits; (c) replacement of financial assurance required by any Remedial Action Permit (and cooperation with Seller in effectuating the return of any financial assurance previously posted by Seller); (d) payment of all NJDEP fees and charges; and (e) any and all post-RAO remediation that may be required with respect to the Environmental Conditions.  Notwithstanding the foregoing, Seller shall remain responsible to remedy any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation.

5.           COOPERATION.                                  The Parties shall reasonably cooperate with each other in good faith in order for Seller to satisfy Seller’s Post-Closing Environmental Obligations, including, without limitation, providing required consent to any Engineering Controls or Institutional Controls, and execution of any true, accurate and complete documents, including without limitation a deed notice, in connection with any Engineering Controls and Institutional Controls.  Promptly following receipt, Seller shall provide Purchaser with a copy of all final sample results, reports and other non-privileged environmental documents, and correspondence to and from governmental authorities pertaining to Seller’s Post-Closing Environmental Obligations.  Seller shall make its LSRP reasonably available to Purchaser to discuss such information.  Not less than five (5) business days prior to submittal of any report to the NJDEP, Seller shall provide Purchaser with such report in draft form so that Purchaser can review and provide comments, which comments Seller and its LSRP shall take into reasonable consideration prior to finalizing and submitting such report but which Seller is not obligated to incorporate into such report, except in the case of factual errors or inaccuracies.  Seller shall notify Purchaser in advance of any meeting being scheduled with the NJDEP regarding Seller’s Post-Closing Environmental Obligations, and Purchaser shall have the right (but not the obligation) to attend and observe any such meeting, at Purchaser’s sole cost and expense.  Purchaser shall not otherwise initiate communications with NJDEP regarding Seller’s Post-Closing Environmental Obligations except with prior notice to Seller, and Seller shall have the right at its sole cost and expense to participate in any such permitted communications, if any, between Purchaser and NJDEP.

6.           POST-CLOSING ACCESS.  After Closing, Seller and Seller’s agents, representatives and contractors shall have the non-exclusive and limited right to enter upon the Property upon not less than five (5) business days prior notice by Seller to Purchaser in order to perform work reasonably necessary to satisfy Seller’s Post-Closing Environmental Obligations; provided, however, that (a) prior to each such entry, Seller shall provide Purchaser with all information reasonably necessary to understand the work plan, which information shall include, without limitation, (i) date and time of entry, (ii) nature, location and extent of all work, (iii) duration of entry, and (iv) traffic control plans, if applicable, and (b) Seller shall use commercially reasonable efforts to comply with any reasonable requirements imposed by Purchaser in connection with such entry that are intended to minimize interference with (i) the use and operation of the Property as a commercial shopping center and/or (ii) the rights of any tenants under leases at the Property, which requirements may include the hiring of a security officer.  Performance of Seller’s Post-Closing Environmental Obligations shall be coordinated with a representative of Purchaser.  Any monitoring wells installed at the Property shall be flush mounted and installed at a location reasonably acceptable to Purchaser.  Any materials or equipment brought to the Property, or wastes generated by Seller’s Post-Closing Environmental Obligations, shall be stored at a location reasonably acceptable to Purchaser and shall be Seller’s responsibility to secure.  Seller shall remove any such wastes from the Property as expeditiously as possible, but in no event more than thirty (30) days from generation.  Purchaser and its agents and representatives shall cooperate with Seller and its agents, representatives and contractors by arranging access to such areas of the Property as shall be reasonably necessary for the purpose of permitting Seller to satisfy Seller’s Post-Closing Environmental Obligations.  Any such work shall be done in a manner so as not to unreasonably disrupt or materially interfere with business operations at the Property.  Seller shall promptly restore any disturbance of or damage to the Property caused by its activities at the Property to a condition substantially the same as that which existed before such disturbance.

7.           INSURANCE.  Prior to any entry on the Property, Seller shall cause its environmental consultant to obtain and maintain not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000.00) Dollars aggregate in commercial general liability insurance coverage with a contractual liability endorsement; not less than One Million ($1,000,000.00) Dollars per claim, Two Million ($2,000,000.00) Dollars aggregate in Consultants’ Professional Liability insurance; not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000.00) Dollars aggregate in Contractors’ Pollution Legal Liability insurance; and not less than Four Million ($4,000,000.00) Dollars per occurrence/aggregate in umbrella coverage.  All insurance policies required pursuant to this paragraph shall be issued by a recognized insurance company licensed to do business in the State of New Jersey with an AM Best Rating of “A” or better, and shall be endorsed to waive the insurer’s rights of subrogation as against Purchaser and Purchaser’s property manager, if any, at the Property.  All insurance policies (except the Consultants’ Professional Liability insurance) shall name Purchaser, its mortgagee, other parties in interest and Purchaser’s property manager, if any, at the Property as additional insureds thereunder.  Proof of the required coverage and proof of premium payment shall be provided by Seller to Purchaser prior to any entry on to the Property.  Such insurance coverage shall be maintained by Seller’s environmental consultant for a period of not less than one (1) year after issuance of the Required RAO.  In the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, Seller’s consultant shall re-acquire and maintain insurance in the amounts set forth above for a period of not less than one (1) year after satisfying the deficiencies identified in NJDEP’s audit.

8.           PURCHASER’S RELEASE AND INDEMNITY.  Except as expressly set forth herein with respect to the Environmental Conditions, Purchaser hereby affirms and ratifies the Releasors’ release of the Seller Parties in accordance with Section 8(d) of the Agreement, including without limitation the Releasors’ release of the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from Hazardous Materials which are on, at, or under or emanating from the Property.  In addition, upon satisfaction by Seller of Seller’s Post-Closing Environmental Obligations, Purchaser on behalf of itself and the other Releasors shall release in accordance with Section 8(d) of the Agreement the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from the Environmental Conditions.  Purchaser shall indemnify, defend and hold the Seller Parties harmless from any claims, losses, damages or liabilities of any nature arising from Purchaser’s breach of this First Amendment.  Provided Seller performs Seller’s Post-Closing Environmental Obligations in accordance with this First Amendment, Purchaser on behalf of itself and the other Releasors shall not assert any claims against the Seller Parties for lost profits, special damages and consequential damages arising from the Environmental Conditions and Seller’s Remediation of same.

9.           SELLER’S INDEMNITY.                                           Seller shall indemnify, defend and hold Purchaser and its affiliates, investment advisors, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees, agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns harmless from and against any and all any claims, losses, damages or liabilities of any nature arising out of or caused by (a) any injury (including death) sustained by any person or persons or any damage to personal or real property by reason of any negligent, reckless or intentional act or omission on the part of the Seller and/or any employee, invitee, agent or contractor of the Seller in the course of any activities by or on behalf of the Seller at the Property in the performance of Seller’s Post-Closing Environmental Obligations; (b) any and all natural resource damage claims that may be asserted by third parties with respect to the Environmental Conditions for which Seller is responsible under this First Amendment; or (c) Seller’s breach of this First Amendment.

10.           SECURITY FOR SELLER’S PERFORMANCE.  At Closing, Seller shall deposit the sum of One Million and 00/100 ($1,000,000) Dollars in escrow in accordance with the Escrow Agreement to secure its obligation and liability to complete Seller’s Post-Closing Environmental Obligations.  In addition, Seller agrees that it shall retain an additional Five Hundred Thousand and 00/100 ($500,000) Dollars of the Purchase Price (“Retained Purchase Price”) in its account(s) to be used by Seller for the payment of Seller’s Post-Closing Environmental Obligations and the costs of maintaining the Seller entity in existence from the Closing Date through the date which is three years after issuance of the Required RAO.  Notwithstanding anything herein or in the Escrow Agreement to the contrary, (a) prior to seeking to withdraw funds from escrow pursuant to the Escrow Agreement, unless in connection with a request for a final disbursement following the issuance of the Required RAO, Seller shall expend Four Hundred Fifty Thousand and 00/100 ($450,000) Dollars of the Retained Purchase Price on the performance of Seller’s Post-Closing Environmental Obligations, and (b) Seller’s obligation to complete Seller’s Post-Closing Environmental Obligations is not limited to the escrow amount or the Retained Purchase Price. The Parties shall each execute and deliver the Escrow Agreement at Closing.

11.           PURCHASER’S TRANSFEREE.  Purchaser shall contractually bind any party to which Purchaser transfers title to all or any portion of the Property: (a) to permit Seller to exercise all of Seller’s post-Closing rights under this First Amendment; and (b) to perform all of Purchaser’s Post-Closing Environmental Obligations as described in this First Amendment.

12.           OPPORTUNITY TO CURE.  The Parties shall give each other notice of any alleged breach of the other Party’s obligations hereunder this First Amendment with a reasonable opportunity thereafter to effectuate a cure.  The Parties shall not be deemed in breach of, or to not be performing their obligations under this First Amendment, unless they fail to effectuate a cure after a reasonable opportunity to do so.    In the event that Seller fails, after notice and a reasonable opportunity to cure in accordance with this Section, to comply with the requirements of Section 3 to use commercially reasonable, diligent efforts to obtain the Required RAO, then Purchaser may at its option elect to assume the responsibility to complete the Remediation and obtain the Required RAO.  Prior to assuming such responsibility, Purchaser shall provide no less than thirty (30) days’ notice to Seller (the “Work Assumption Notice”) setting forth (a) the specific tasks that Purchaser believes remain to be accomplished in order to obtain the RAO (the “Remaining Work”), (b) a proposed schedule to accomplish the Remaining Work, (c) a cost estimate for the Remaining Work; and (d) the identity of the environmental consulting firm and LSRP selected by Purchaser to undertake the Remaining Work.  In the event that Seller disputes Purchaser’s contention that Seller is in breach of Seller’s obligations under Section 3 hereof, or disputes the Purchaser’s proposed plan to undertake the Remaining Work, Seller may, within ten (10) days after delivery of the Work Assumption Notice, notify Purchaser in good faith that it disputes Purchaser’s right to do so.  In such event, the dispute shall promptly be submitted to arbitration in Bergen County, New Jersey, pursuant to the terms of this Section 12, before one arbitrator in accordance with the procedural rules with respect to commercial disputes then in effect of the American Arbitration Association or any successor thereto.  The decision of the arbitrator shall be final, conclusive and binding on the Parties, but the powers of the arbitrator are hereby expressly limited to the determination of factual issues, and the arbitrator shall have no power to reform, supplement or modify this First Amendment.  The arbitrator shall make only required findings of fact incident to the dispute, which findings shall be set forth in reasonable detail in a written decision by the arbitrator.  The Parties shall share equally in the cost and expenses of such arbitration, and each shall separately pay its own attorneys’ fees and expenses, unless the arbitrator finds that one of the Parties did not act in good faith in connection with the dispute or the conduct of the arbitration proceeding, in which case the arbitrator may award all or part of said costs, expenses and fees to the other party.   If Seller expressly agrees to allow Purchaser to assume the Remaining Work, or if the arbitrator’s award permits Purchaser to assume the Remaining Work, Purchaser may immediately do so using (at Purchaser’s discretion) either Seller’s LSRP or Purchaser’s own LSRP (in which case Purchaser’s LSRP shall assume all of the responsibilities of Seller’s LSRP hereunder), and Purchaser may thereafter submit Withdrawal Requests (as defined in the Escrow Agreement) to the Escrow Agent in accordance with the terms of the Escrow Agreement to reimburse Purchaser for the Remediation Costs (as defined in the Escrow Agreement) Purchaser incurs in performing the Remaining Work.  Upon completion of the Remaining Work, Purchaser shall obtain and deliver to Seller a true and correct copy of the Required RAO and the Post-RAO Cost Estimate.  Nothing herein shall prohibit Seller from curing any default prior to Purchaser’s assumption of the Remaining Work as aforesaid; it being agreed that the arbitration procedure set forth in this Paragraph relates only to Purchaser’s contention that Seller is in breach of its obligations under Section 3 hereof or Seller’s dispute of Purchaser’s proposed plan to undertake the Remaining Work.  Notwithstanding anything herein, Purchaser’s assumption of the Remaining Work shall not negate Seller’s covenant to remain responsible for all costs related to Seller’s Post-Closing Environmental Obligations.

13.           SURVIVAL.  The provisions of this First Amendment shall survive the Closing and delivery of the Deed.

14.           NOTICES.  All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) or email (with confirmed receipt) to the address, facsimile number or email address set forth on Exhibit C hereto, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Exhibit C hereto, or to such other address as each party may designate for itself by like notice.

15.           GOVERNING LAW.  This First Amendment shall be governed by the laws of the State of New Jersey.  The Parties acknowledge that this First Amendment has been executed and delivered in the State of New Jersey, and the Parties submit to the jurisdiction of the courts of the State of New Jersey.

16.           NO AMENDMENT, ETC.  In the event of any conflict or inconsistency between this First Amendment and the Agreement, the terms and provisions of this First Amendment shall prevail.  No change, addition or modification to this First Amendment shall be effective unless signed in writing by both Parties.  Except as expressly set forth herein, the terms of the Agreement shall remain in full force and effect.

17.           NO ASSIGNMENT.  Seller shall not assign any rights or delegate any responsibility imposed under this First Amendment.

18.           NO RECORDING.  Neither this First Amendment nor any memorandum of this First Amendment shall be recorded.

19.           DISPUTES; PREVAILING PARTY. In the event of a dispute between Seller and Purchaser under this First Amendment, the non-prevailing party shall be responsible for the reasonable attorneys’ fees and costs of the prevailing party.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by duly authorized persons on the day and year first above written.

SELLER: MIDPARK HYE PARTNERS By: Midpark Hye Corp., its General Partner By: /s/ Mark Gabrellian Name: Mark Gabrellian Title: President
PURCHASER: URSTADT BIDDLE PROPERTIES INC. By: /s/ Willing L. Biddle Name: Willing L. Biddle Title: CEO

Exhibit A

Description of Environmental Conditions

Sampling conducted by Buyer’s consultant, Woodard & Curran, on September 26, 2014, identified the following Environmental Conditions in the vicinity of dry cleaning operations at the Property:

(1)           Concentrations of chlorinated volatile organic compounds in shallow groundwater:

Concentration (ug/L)
Tetrachloroethene	186
Trichloroethene	13.2

(2)	Concentrations of chlorinated volatile organic compounds in sub-slab vapor:

Concentration range (ug/m3)
Tetrachloroethene                                           125.45 – 752.71
Chloroform                                           ND – 116.81

(3)           Concentrations of Other Contaminants in soil:

Concentration
2-Methylnapththalene                                           20.1 mg/kg (extractable petroleum hydrocarbons)
18,900 ug/kg (method 8270D)
Silver                                           1.29 J mg/kg
Mercury                                           0.324 mg/kg
Lead                                           131 mg/kg
Tetrachloroethene                                           18.3 ug/kg – 371 ug/kg

NOTE:  Environmental Conditions shall not include any Hazardous Materials that are migrating onto the Property from the property of another.

EXHIBIT B

ENVIRONMENTAL ESCROW AGREEMENT

EXHIBIT C

NOTICE ADDRESSES

If to Seller:

c/o Gabrellian Associates
95 North State Route 17
Paramus, New Jersey 07652
Attention: Mr. Mark Gabrellian
Email: mark@gabrellian.com

With a copy to:

Cole, Schotz, Meisel, Forman & Leonard, P.A.
25 Main Street
Hackensack, New Jersey 07601
Attention: Gary M. Albrecht, Esq.
E-mail: galbrecht@coleschotz.com
Attention: Marcie R. Horowitz, Esq.
E-mail: mhorowitz@coleschotz.com

If to Purchaser:

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Willing L. Biddle
E-mail: wbiddle@ubproperties.com

and

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Stephan Rapaglia
E-mail: srapaglia@ubproperties.com

With a copy to:

Greenbaum, Rowe, Smith & Davis LLP
P.O. Box 5600
Woodbridge, NJ 07095
Attn: Jay A. Jaffe, Esq.
Email: jjaffe@greenbaumlaw.com

FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS – KINNELON

THIS FIRST AMENDMENT TO AGREEMENT OF SALE REGARDING ENVIRONMENTAL MATTERS (this “First Amendment”), made as of the ____ day of October, 2014, by and between KINNELON HYE L.P. (“Seller”), a New Jersey limited partnership, having an address at 95 North State Route 17, Paramus, New Jersey 07652, and URSTADT BIDDLE PROPERTIES INC., a Maryland corporation, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830 (hereinafter referred to as “Purchaser”) (Seller and Purchaser being referred to collectively as the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties (among others) entered into an Agreement of Sale dated as of September 12, 2014 (the “Agreement”) with respect to the Kinnelon Real Property (hereinafter, the “Property”), among other properties; and

WHEREAS, in the course of Purchaser’s due diligence it identified the presence of the chlorinated solvent tetrachloroethene (and its breakdown products) in and around the location of the dry cleaning operation at the Property, as more particularly described in Exhibit A attached hereto, which Seller has reported to the New Jersey Department of Environmental Protection and which report has been assigned Notification Number 14-10-03-1625-07 (the “Environmental Conditions”); and

WHEREAS, the Parties have agreed to allocate post-closing responsibility for the Remediation (as hereinafter defined) of the Environmental Conditions in accordance with the terms of this First Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

68. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

69. DEFINITIONS.  Capitalized terms used herein that are defined in the Agreement shall, unless defined herein, have the meanings ascribed to them in the Agreement.  In addition to the terms defined elsewhere herein, the following terms shall have the following meanings when used herein:

“CEA” means Classification Exception Area, Well Restriction Area or both, as those terms are defined in Environmental Requirements.

“Engineering Controls” means caps (including all site preparation, grading and subbase material), covers, below grade dikes, below grade trenches, below grade leachate collection systems, “engineering controls” as defined in Environmental Requirements and such similar approaches as may hereafter be available or authorized for use, excluding signs and fencing.

“Institutional Controls” means an administrative mechanism used to limit human activities at or near a contaminated site or to ensure the effectiveness of the remedial action over time, when contaminants remain at a contaminated site at levels or concentrations above the applicable remediation standard that would allow unrestricted use of that property, including,  without limitation, land use restrictions; natural resources use restrictions; CEAs; deed notices regarding the presence of Hazardous Materials; “institutional controls” as defined in Environmental Requirements; and such similar approaches that may hereafter be available or authorized for use.

“LSRP” means Licensed Site Remediation Professional, as defined in N.J.S.A. 58:10C-1 etseq.

“NJDEP” shall mean the New Jersey Department of Environmental Protection or any successor agency.

“Release” means the release, spill, discharge, leak or emission of Hazardous Materials into the environment, but shall not mean the passive migration of Hazardous Materials present in the environment (except that “Release” shall include the passive migration, if any, of the Environmental Conditions).

“Remedial Action Permit” shall have the meaning described in N.J.S.A. 58:10C.

“Remediate” or “Remediation” shall means all necessary actions to investigate and cleanup a Release of Hazardous Materials, including, without limitation, the preliminary assessment, site investigation, remedial investigation, remedial selection and remedial action, as any of the foregoing is defined in the Environmental Requirements.

“Response Action Outcome” or “RAO” shall have the meaning described in N.J.S.A. 58:10C, and shall include any successor or equivalent document created or authorized by NJDEP or the State of New Jersey that is intended to serve as a final remediation document indicating that the Environmental Conditions have been Remediated in accordance with NJDEP requirements.

70. SELLER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  Seller shall, using commercially reasonable, diligent efforts, and at its sole cost and expense, commence and complete all tasks necessary to obtain and deliver to Purchaser an area-of-concern only RAO issued by an LSRP retained by Seller with respect solely to the Environmental Conditions existing at the Property as of the Closing Date (the “Required RAO”), including, but not limited to: (a) performing all actions necessary to Remediate the Environmental Conditions in connection with obtaining the Required RAO; (b) obtaining any and all Remedial Action Permits required in connection with obtaining the Required RAO; (c) posting of any financial assurance required by any such Remedial Action Permit; (d) payment of all NJDEP fees and charges required in connection with obtaining the Required RAO; (e) closure of all monitoring wells and the removal and decommissioning of all materials and equipment not required for post-RAO purposes; and (f) remedying any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation  (“Seller’s Post-Closing Environmental Obligations”).  Seller may Remediate the Environmental Conditions to the least restrictive cleanup levels acceptable to the NJDEP, which Remediation may include residential use restrictions and/or the use of Engineering Controls and/or Institutional Controls, including, without limitation, the imposition of a deed notice and/or a CEA, as long as such Engineering Controls or Institutional Controls do not: (i) materially interfere with the use and operation of the Property as a commercial shopping center; (ii) materially interfere with the rights of any tenants under leases at the Property; or (iii) at the time of the issuance of the Required RAO be anticipated to involve any active remediation or mitigation systems other than a sub-slab depressurization system.  Contemporaneous with the delivery of the Required RAO from Seller to Purchaser, Seller shall deliver to Purchaser a document prepared by Seller’s LSRP setting forth the present value (using a discount rate of 4%) of the reasonably estimated cost of Purchaser’s Post-Closing Environmental Obligations (as defined below) associated with the monitoring and maintenance of any and all Engineering Controls and/or Institutional Controls established in connection with the Required RAO (the “Post-RAO Cost Estimate”).  All work undertaken to obtain the Required RAO shall be performed in a good and workmanlike manner, in accordance with all applicable laws, including all Environmental Requirements, and free and clear of all liens and encumbrances.  Nothing herein shall be construed to require Seller to perform any Remediation of or assume responsibility for Hazardous Materials at the Property other than those within the meaning of the term “Environmental Conditions” as defined above.  Seller shall not be responsible for any Hazardous Materials Released on, at, or under the Property after the Closing Date, or which are migrating onto the Property from the property of another, including without limitation any Environmental Conditions to the extent that such are determined by Seller’s LSRP to derive from an off-site source.

71. PURCHASER’S POST-CLOSING ENVIRONMENTAL OBLIGATIONS.  From and after the delivery of the Required RAO and the Post-RAO Cost Estimate from Seller to Purchaser in accordance with Section 3 above, except as otherwise set forth in this First Amendment and except for the obligation of the Seller to provide the requisite notices and request the disbursement of the Final Balance, if any, remaining in the Escrow Account in accordance with the terms of the Environmental Escrow Agreement, attached hereto as Exhibit B (the “Escrow Agreement”), all responsibilities regarding the Environmental Conditions shall be the responsibility of and shall be performed by Purchaser, without cost to, or contribution from, Seller, including without limitation (a) all monitoring and reporting obligations, including without limitation periodic groundwater monitoring, biennial monitoring and maintenance, and certifications required by or pursuant to the Required RAO and the Engineering Controls and/or Institutional Controls (if any); (b) maintaining any and all Remedial Action Permits; (c) replacement of financial assurance required by any Remedial Action Permit (and cooperation with Seller in effectuating the return of any financial assurance previously posted by Seller); (d) payment of all NJDEP fees and charges; and (e) any and all post-RAO remediation that may be required with respect to the Environmental Conditions.  Notwithstanding the foregoing, Seller shall remain responsible to remedy any deficiencies in the Required RAO in the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, including without limitation, performing any additionally required Remediation.

5.           COOPERATION.                                  The Parties shall reasonably cooperate with each other in good faith in order for Seller to satisfy Seller’s Post-Closing Environmental Obligations, including, without limitation, providing required consent to any Engineering Controls or Institutional Controls, and execution of any true, accurate and complete documents, including without limitation a deed notice, in connection with any Engineering Controls and Institutional Controls.  Promptly following receipt, Seller shall provide Purchaser with a copy of all final sample results, reports and other non-privileged environmental documents, and correspondence to and from governmental authorities pertaining to Seller’s Post-Closing Environmental Obligations.  Seller shall make its LSRP reasonably available to Purchaser to discuss such information.  Not less than five (5) business days prior to submittal of any report to the NJDEP, Seller shall provide Purchaser with such report in draft form so that Purchaser can review and provide comments, which comments Seller and its LSRP shall take into reasonable consideration prior to finalizing and submitting such report but which Seller is not obligated to incorporate into such report, except in the case of factual errors or inaccuracies.  Seller shall notify Purchaser in advance of any meeting being scheduled with the NJDEP regarding Seller’s Post-Closing Environmental Obligations, and Purchaser shall have the right (but not the obligation) to attend and observe any such meeting, at Purchaser’s sole cost and expense.  Purchaser shall not otherwise initiate communications with NJDEP regarding Seller’s Post-Closing Environmental Obligations except with prior notice to Seller, and Seller shall have the right at its sole cost and expense to participate in any such permitted communications, if any, between Purchaser and NJDEP.

6.           POST-CLOSING ACCESS.  After Closing, Seller and Seller’s agents, representatives and contractors shall have the non-exclusive and limited right to enter upon the Property upon not less than five (5) business days prior notice by Seller to Purchaser in order to perform work reasonably necessary to satisfy Seller’s Post-Closing Environmental Obligations; provided, however, that (a) prior to each such entry, Seller shall provide Purchaser with all information reasonably necessary to understand the work plan, which information shall include, without limitation, (i) date and time of entry, (ii) nature, location and extent of all work, (iii) duration of entry, and (iv) traffic control plans, if applicable, and (b) Seller shall use commercially reasonable efforts to comply with any reasonable requirements imposed by Purchaser in connection with such entry that are intended to minimize interference with (i) the use and operation of the Property as a commercial shopping center and/or (ii) the rights of any tenants under leases at the Property, which requirements may include the hiring of a security officer.  Performance of Seller’s Post-Closing Environmental Obligations shall be coordinated with a representative of Purchaser.  Any monitoring wells installed at the Property shall be flush mounted and installed at a location reasonably acceptable to Purchaser.  Any materials or equipment brought to the Property, or wastes generated by Seller’s Post-Closing Environmental Obligations, shall be stored at a location reasonably acceptable to Purchaser and shall be Seller’s responsibility to secure.  Seller shall remove any such wastes from the Property as expeditiously as possible, but in no event more than thirty (30) days from generation.  Purchaser and its agents and representatives shall cooperate with Seller and its agents, representatives and contractors by arranging access to such areas of the Property as shall be reasonably necessary for the purpose of permitting Seller to satisfy Seller’s Post-Closing Environmental Obligations.  Any such work shall be done in a manner so as not to unreasonably disrupt or materially interfere with business operations at the Property.  Seller shall promptly restore any disturbance of or damage to the Property caused by its activities at the Property to a condition substantially the same as that which existed before such disturbance.

7.           INSURANCE.  Prior to any entry on the Property, Seller shall cause its environmental consultant to obtain and maintain not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000.00) Dollars aggregate in commercial general liability insurance coverage with a contractual liability endorsement; not less than One Million ($1,000,000.00) Dollars per claim, Two Million ($2,000,000.00) Dollars aggregate in Consultants’ Professional Liability insurance; not less than One Million ($1,000,000.00) Dollars per occurrence, Two Million ($2,000,000.00) Dollars aggregate in Contractors’ Pollution Legal Liability insurance; and not less than Four Million ($4,000,000.00) Dollars per occurrence/aggregate in umbrella coverage.  All insurance policies required pursuant to this paragraph shall be issued by a recognized insurance company licensed to do business in the State of New Jersey with an AM Best Rating of “A” or better, and shall be endorsed to waive the insurer’s rights of subrogation as against Purchaser and Purchaser’s property manager, if any, at the Property.  All insurance policies (except the Consultants’ Professional Liability insurance) shall name Purchaser, its mortgagee, other parties in interest and Purchaser’s property manager, if any, at the Property as additional insureds thereunder.  Proof of the required coverage and proof of premium payment shall be provided by Seller to Purchaser prior to any entry on to the Property.  Such insurance coverage shall be maintained by Seller’s environmental consultant for a period of not less than one (1) year after issuance of the Required RAO.  In the event NJDEP audits the Required RAO during the three-year audit period and determines that it is deficient, Seller’s consultant shall re-acquire and maintain insurance in the amounts set forth above for a period of not less than one (1) year after satisfying the deficiencies identified in NJDEP’s audit.

8.           PURCHASER’S RELEASE AND INDEMNITY.  Except as expressly set forth herein with respect to the Environmental Conditions, Purchaser hereby affirms and ratifies the Releasors’ release of the Seller Parties in accordance with Section 8(d) of the Agreement, including without limitation the Releasors’ release of the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from Hazardous Materials which are on, at, or under or emanating from the Property.  In addition, upon satisfaction by Seller of Seller’s Post-Closing Environmental Obligations, Purchaser on behalf of itself and the other Releasors shall release in accordance with Section 8(d) of the Agreement the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from the Environmental Conditions.  Purchaser shall indemnify, defend and hold the Seller Parties harmless from any claims, losses, damages or liabilities of any nature arising from Purchaser’s breach of this First Amendment.  Provided Seller performs Seller’s Post-Closing Environmental Obligations in accordance with this First Amendment, Purchaser on behalf of itself and the other Releasors shall not assert any claims against the Seller Parties for lost profits, special damages and consequential damages arising from the Environmental Conditions and Seller’s Remediation of same.

9.           SELLER’S INDEMNITY.                                           Seller shall indemnify, defend and hold Purchaser and its affiliates, investment advisors, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees, agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns harmless from and against any and all any claims, losses, damages or liabilities of any nature arising out of or caused by (a) any injury (including death) sustained by any person or persons or any damage to personal or real property by reason of any negligent, reckless or intentional act or omission on the part of the Seller and/or any employee, invitee, agent or contractor of the Seller in the course of any activities by or on behalf of the Seller at the Property in the performance of Seller’s Post-Closing Environmental Obligations; (b) any and all natural resource damage claims that may be asserted by third parties with respect to the Environmental Conditions for which Seller is responsible under this First Amendment; or (c) Seller’s breach of this First Amendment.

10.           SECURITY FOR SELLER’S PERFORMANCE.  At Closing, Seller shall deposit the sum of One Million and 00/100 ($1,000,000) Dollars in escrow in accordance with the Escrow Agreement to secure its obligation and liability to complete Seller’s Post-Closing Environmental Obligations.  In addition, Seller agrees that it shall retain an additional Five Hundred Thousand and 00/100 ($500,000) Dollars of the Purchase Price (“Retained Purchase Price”) in its account(s) to be used by Seller for the payment of Seller’s Post-Closing Environmental Obligations and the costs of maintaining the Seller entity in existence from the Closing Date through the date which is three years after issuance of the Required RAO.  Notwithstanding anything herein or in the Escrow Agreement to the contrary, (a) prior to seeking to withdraw funds from escrow pursuant to the Escrow Agreement, unless in connection with a request for a final disbursement following the issuance of the Required RAO, Seller shall expend Four Hundred Fifty Thousand and 00/100 ($450,000) Dollars of the Retained Purchase Price on the performance of Seller’s Post-Closing Environmental Obligations, and (b) Seller’s obligation to complete Seller’s Post-Closing Environmental Obligations is not limited to the escrow amount or the Retained Purchase Price. The Parties shall each execute and deliver the Escrow Agreement at Closing.

11.           PURCHASER’S TRANSFEREE.  Purchaser shall contractually bind any party to which Purchaser transfers title to all or any portion of the Property: (a) to permit Seller to exercise all of Seller’s post-Closing rights under this First Amendment; and (b) to perform all of Purchaser’s Post-Closing Environmental Obligations as described in this First Amendment.

12.           OPPORTUNITY TO CURE.  The Parties shall give each other notice of any alleged breach of the other Party’s obligations hereunder this First Amendment with a reasonable opportunity thereafter to effectuate a cure.  The Parties shall not be deemed in breach of, or to not be performing their obligations under this First Amendment, unless they fail to effectuate a cure after a reasonable opportunity to do so.    In the event that Seller fails, after notice and a reasonable opportunity to cure in accordance with this Section, to comply with the requirements of Section 3 to use commercially reasonable, diligent efforts to obtain the Required RAO, then Purchaser may at its option elect to assume the responsibility to complete the Remediation and obtain the Required RAO.  Prior to assuming such responsibility, Purchaser shall provide no less than thirty (30) days’ notice to Seller (the “Work Assumption Notice”) setting forth (a) the specific tasks that Purchaser believes remain to be accomplished in order to obtain the RAO (the “Remaining Work”), (b) a proposed schedule to accomplish the Remaining Work, (c) a cost estimate for the Remaining Work; and (d) the identity of the environmental consulting firm and LSRP selected by Purchaser to undertake the Remaining Work.  In the event that Seller disputes Purchaser’s contention that Seller is in breach of Seller’s obligations under Section 3 hereof, or disputes the Purchaser’s proposed plan to undertake the Remaining Work, Seller may, within ten (10) days after delivery of the Work Assumption Notice, notify Purchaser in good faith that it disputes Purchaser’s right to do so.  In such event, the dispute shall promptly be submitted to arbitration in Morris County, New Jersey, pursuant to the terms of this Section 12, before one arbitrator in accordance with the procedural rules with respect to commercial disputes then in effect of the American Arbitration Association or any successor thereto.  The decision of the arbitrator shall be final, conclusive and binding on the Parties, but the powers of the arbitrator are hereby expressly limited to the determination of factual issues, and the arbitrator shall have no power to reform, supplement or modify this First Amendment.  The arbitrator shall make only required findings of fact incident to the dispute, which findings shall be set forth in reasonable detail in a written decision by the arbitrator.  The Parties shall share equally in the cost and expenses of such arbitration, and each shall separately pay its own attorneys’ fees and expenses, unless the arbitrator finds that one of the Parties did not act in good faith in connection with the dispute or the conduct of the arbitration proceeding, in which case the arbitrator may award all or part of said costs, expenses and fees to the other party.   If Seller expressly agrees to allow Purchaser to assume the Remaining Work, or if the arbitrator’s award permits Purchaser to assume the Remaining Work, Purchaser may immediately do so using (at Purchaser’s discretion) either Seller’s LSRP or Purchaser’s own LSRP (in which case Purchaser’s LSRP shall assume all of the responsibilities of Seller’s LSRP hereunder), and Purchaser may thereafter submit Withdrawal Requests (as defined in the Escrow Agreement) to the Escrow Agent in accordance with the terms of the Escrow Agreement to reimburse Purchaser for the Remediation Costs (as defined in the Escrow Agreement) Purchaser incurs in performing the Remaining Work.  Upon completion of the Remaining Work, Purchaser shall obtain and deliver to Seller a true and correct copy of the Required RAO and the Post-RAO Cost Estimate.  Nothing herein shall prohibit Seller from curing any default prior to Purchaser’s assumption of the Remaining Work as aforesaid; it being agreed that the arbitration procedure set forth in this Paragraph relates only to Purchaser’s contention that Seller is in breach of its obligations under Section 3 hereof or Seller’s dispute of Purchaser’s proposed plan to undertake the Remaining Work.  Notwithstanding anything herein, Purchaser’s assumption of the Remaining Work shall not negate Seller’s covenant to remain responsible for all costs related to Seller’s Post-Closing Environmental Obligations.

13.           SURVIVAL.  The provisions of this First Amendment shall survive the Closing and delivery of the Deed.

14.           NOTICES.  All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) or email (with confirmed receipt) to the address, facsimile number or email address set forth on Exhibit C hereto, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Exhibit C hereto, or to such other address as each party may designate for itself by like notice.

15.           GOVERNING LAW.  This First Amendment shall be governed by the laws of the State of New Jersey.  The Parties acknowledge that this First Amendment has been executed and delivered in the State of New Jersey, and the Parties submit to the jurisdiction of the courts of the State of New Jersey.

16.           NO AMENDMENT, ETC.  In the event of any conflict or inconsistency between this First Amendment and the Agreement, the terms and provisions of this First Amendment shall prevail.  No change, addition or modification to this First Amendment shall be effective unless signed in writing by both Parties.  Except as expressly set forth herein, the terms of the Agreement shall remain in full force and effect.

17.           NO ASSIGNMENT.  Seller shall not assign any rights or delegate any responsibility imposed under this First Amendment.

18.           NO RECORDING.  Neither this First Amendment nor any memorandum of this First Amendment shall be recorded.

19.           DISPUTES; PREVAILING PARTY. In the event of a dispute between Seller and Purchaser under this First Amendment, the non-prevailing party shall be responsible for the reasonable attorneys’ fees and costs of the prevailing party.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by duly authorized persons on the day and year first above written.

SELLER: KINNELON HYE L.P. By: Midpark Hye Corp., its General Partner By: /s/ Mark Gabrellian Name: Mark Gabrellian Title: President
PURCHASER: URSTADT BIDDLE PROPERTIES INC. By: /s/ Willing L. Biddle Name: Willing L. Biddle Title: CEO

Exhibit A

Description of Environmental Conditions

Sampling conducted by Buyer’s consultant, Woodard & Curran, on September 17, 2014, identified the following Environmental Conditions in the vicinity of dry cleaning operations at the Property:

(1)           Concentrations of chlorinated volatile organic compounds in shallow groundwater:

Concentration range (ug/L)
Tetrachloroethene	18.5 - 176
Trichloroethene	5.6 - 68.9
Vinyl chloride	ND – 1

(2)	Concentrations of chlorinated volatile organic compounds in sub-slab vapor:

Concentration range (ug/m3)
Tetrachloroethene                                           1,003.62 – 34,787.49
Trichloroethene                                            259.04 – 1,053.35
Vinyl chloride                                           ND – 60.84
Chloroform                                           171.32 – 2,949.45

NOTE:  Environmental Conditions shall not include any Hazardous Materials that are migrating onto the Property from the property of another.

EXHIBIT B

ENVIRONMENTAL ESCROW AGREEMENT

EXHIBIT C

NOTICE ADDRESSES

If to Seller:

c/o Gabrellian Associates
95 North State Route 17
Paramus, New Jersey 07652
Attention: Mr. Mark Gabrellian
Email: mark@gabrellian.com

With a copy to:

Cole, Schotz, Meisel, Forman & Leonard, P.A.
25 Main Street
Hackensack, New Jersey 07601
Attention: Gary M. Albrecht, Esq.
E-mail: galbrecht@coleschotz.com
Attention: Marcie R. Horowitz, Esq.
E-mail: mhorowitz@coleschotz.com

If to Purchaser:

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Willing L. Biddle
E-mail: wbiddle@ubproperties.com

and

321 Railroad Avenue
Greenwich, Connecticut 06830
Attn: Stephan Rapaglia
E-mail: srapaglia@ubproperties.com

With a copy to:

Greenbaum, Rowe, Smith & Davis LLP
P.O. Box 5600
Woodbridge, NJ 07095
Attn: Jay A. Jaffe, Esq.
Email: jjaffe@greenbaumlaw.com

AMENDMENT TO AGREEMENT OF SALE - POST-CLOSING ITEMS

THIS AMENDMENT TO AGREEMENT OF SALE – POST CLOSING ITEMS (this “Amendment”), is made as of December 10, 2014 (“Effective Date”), by and among KINNELON HYE L.P. (“Kinnelon Hye”), MIDPARK HYE PARTNERS (“Midpark Hye”), POMPTON LAKES HYE PARTNERS (“Pompton Lakes Hye”), and WYCKOFF HYE PARTNERS (“Wyckoff Hye”, along with Kinnelon Hye, Midpark Hye and Pompton Lakes Hye referred to herein jointly and severally, as the context requires, as “Seller”), each being a New Jersey limited partnership and having an address at 95 North State Route 17, Paramus, New Jersey 07652, and UB KINNELON I, LLC (“UB Kinnelon”), UB MIDLAND PARK I, LLC (“UB Midland Park”), UB POMPTON LAKES I, LLC (“UB Pompton Lakes”) and UB WYCKOFF I, LLC (“UB Wyckoff”, along with UB Kinnelon, UB Midland Park and UB Pompton Lakes referred to herein jointly and severally, as the context requires, as “Purchaser”), each being a New Jersey limited liability company, having an address at 321 Railroad Avenue, Greenwich, Connecticut 06830.

W I T N E S S E T H :

WHEREAS, Seller and Purchaser entered into an Agreement of Sale dated as of September 12, 2014 (as same has been amended and assigned, the “Agreement”), with respect to the Property described in said Agreement; and

WHEREAS, as a result of matters raised following the Approvals Date (as defined in the Agreement), the Seller and Purchaser wish to memorialize certain agreements reached between them.

NOW, THEREFORE, in consideration of the mutual promises herein made, it is agreed as follows:

72. RECITALS.  The recitals set forth above are incorporated by reference as if fully set forth at length herein.

73. PROFESSIONAL FEES – THE DOCTORS OFFICE OF NEW JERSEY, LLC.  UB Midland Park acknowledges its agreement to reimburse Midpark Hye for the fees and costs charged by Midpark Hye’s attorneys, professional planner and any other professionals for services provided solely in connection with preparation for, or appearance at, the meeting of the Board of Adjustment of Midland Park to address Midpark Hye’s application for a parking variance relating to the proposed use of space at the Midland Park Real Property by The Doctors Office of New Jersey, which meeting is presently scheduled for December 10, 2014 (collectively, the “Professional Fees”).  UB  Midland Park shall reimburse Midpark Hye for the Professional Fees incurred by Midpark Hye within ten (10) days after Midpark Hye’s request therefor, accompanied by reasonable back-up documentation.

74. SETTLEMENT AGREEMENTS.

(a) Reference is hereby made to that certain Stipulation of Settlement between Midpark Hye and Martinka & Co., Inc. and Ted Bogusta, individually, filed with the Superior Court of New Jersey, Law Division: Bergen County under Docket No. BER-L-8283-14 on October 14, 2014 and attached hereto as part of Exhibit “A” hereto (the “Martinka Stipulation”), which provides, inter alia, for the payment of an arrearage of $34,030.08 (the “Martinka Arrearage”).  Midpark Hye and UB Midland Park hereby agree that the terms of Paragraph 11(k) of the Agreement apply to the balance of the Martinka Arrearage which remains outstanding as of the Effective Date.

(b) Reference is hereby made to that certain Consent to Enter Judgment (Tenant to Stay in Premises) between Midpark Hye and Lieth Midland Park LLC d/b/a Westwood Sleep Centers, as successor in interest to Lieth Incorporated  d/b/a Westwood Sleep Centers, filed with the Superior Court of New Jersey Law Division: Bergen County Special Civil Part, Landlord/Tenant Division under Docket No. BER-LT-009462-14 on November 21, 2014 and attached hereto as part of Exhibit “A” hereto (the “Westwood Sleep Consent Judgment”), which provides, inter alia, for the payment of an arrearage of $26,405.85 (the “Westwood Sleep Arrearage”).  Midpark Hye and UB Midland Park hereby agree that the terms of Paragraph 11(k) of the Agreement apply to the balance of the Westwood Sleep Arrearage which remains outstanding as of the Effective Date.

75. BROKERAGE COMMISSIONS.

(a) UB Kinnelon acknowledges that Welco Realty, Inc. (“Welco”) introduced Marshalls of MA, Inc. (“Marshalls”) to the Kinnelon Real Property (as defined in the Agreement) and has acted as the broker for a lease transaction which is under negotiation as of the Effective Date.  UB Kinnelon agrees that it shall be solely responsible for any commission due to Welco in connection with the leasing of space to Marshalls at the Kinnelon Real Property in accordance with the terms of the existing Exclusive Listing Agreement between Kinnelon Hye and Welco.

(b) UB Midland Park acknowledges that Welco Realty, Inc. (“Welco”) introduced Brilliant Toys, Games & Books (“Toy Store”) to the Midland Park Real Property (as defined in the Agreement) and has acted as the broker for a potential lease at the Midland Park Real Property, the basic terms of which are presently being negotiated.  UB Midland Park agrees that it shall be solely responsible for any commission due to Welco in connection with the leasing of space to the Toy Store at the Midland Park Real Property in accordance with the terms of the existing Exclusive Listing Agreement between Midpark Hye and Welco.

(c) UB Pompton Lakes acknowledges that Jeffery Realty, Inc. (“Jeffery”) introduced Hong Kong Taste (“HKT”) to the Pompton Lakes Real Property (as defined in the Agreement) and has acted as the broker for a lease transaction which is under negotiation as of the Effective Date.  UB Pompton Lakes agrees that it shall be solely responsible for any commission due to Jeffery in connection with the leasing of space to HKT at the Pompton Lakes Real Property in accordance with the terms of the existing Exclusive Listing Agreement between Pompton Lakes Hye and Jeffery.

76. ESTOPPEL ISSUES.

(a) Tuesday Morning.  Midpark Hye acknowledges that Tuesday Morning has alleged that Midpark Hye owes Tuesday Morning fifty percent of the cost of a repair made to the elevator shaft in the Tuesday Morning premises (“Repair Dispute”).  Midpark Hye agrees to defend any claim brought against UB Midland Park for the Repair Dispute and to pay any amount deemed to be due and owing by Midpark Hye (or UB Midland Park as successor in interest to Midpark Hye) to resolve the Repair Dispute.

(b) Tara’s Tots.  Midpark Hye acknowledges that Tara’s Tots has alleged that Midpark Hye is holding a larger security deposit than is reflected in Midpark Hye’s records (“Deposit Discrepancy”).  Midpark Hye agrees to defend any claim brought against UB Midland Park for the Deposit Discrepancy and pay any amount deemed to be due and owing by Midpark Hye (or UB Midland Park as successor in interest to Midpark Hye) to resolve the Deposit Discrepancy.

77. LEASE DOCUMENTS.  Seller hereby certifies that, to the best of its knowledge and belief, any instrument listed on the Tenant List (in its current form on the Effective Date) delivered to Purchaser on the Effective Date which is not an original is a true and correct copy of the original thereof.

78. TIMING OF SELLER DISSOLUTION.  Each Seller hereby represents and warrants to the Purchaser that it shall not dissolve until such Seller has no further on-going obligations under the applicable First Amendment to Agreement of Sale Regarding Environmental Matters dated October 27, 2014 pertaining to the portion of the Property previously owned by such Seller.

79. SURVIVAL.   The obligations set forth in this Amendment shall survive the Closing (as defined in the Agreement).

80. OUTSTANDING ESTOPPELS.  The Seller has not obtained estoppel certificates from (a) PNC Bank (Kinnleon), (b) Dollar Den (Kinnelon), and (c) Wholesale Photo (Midland Park) as of the Effective Date (“Required Estoppels”).  Seller shall deliver the Required Estoppels from such tenants within ten (10) business days after the Effective Date, failing which Kinnelon Hye and/or Midpark Hye, as applicable, shall deliver a Seller estoppel in accordance with Paragraph 13(e)(iii) of the Agreement.

81. MISCELLANEOUS.

(a) All capitalized terms used in this Amendment and not otherwise defined or redefined herein shall have the same meanings as previously given in the Agreement.  All capitalized terms which are defined herein and are used in the Agreement shall have the new meanings ascribed to such terms in this Amendment.

(b) Except as herein amended, the Agreement is hereby ratified and confirmed and shall continue in full force and effect, and all of the terms, covenants and conditions contained in the Agreement shall remain in full force and effect.

(c) In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

(d) This Amendment may be executed in the manner permitted under Paragraph 42 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by duly authorized persons on the day and year first above written.

[No Further Text On This Page; Signature Page Follows]

SELLER:
KINNELON HYE L.P.
By:           Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

MIDPARK HYE PARTNERS
By:           Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

POMPTON LAKES HYE PARTNERS
By:           Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President
WYCKOFF HYE PARTNERS
By:           Midpark Hye Corp.,
its General Partner
By:  /s/ Mark Gabrellian
Name: Mark Gabrellian
Title:   President

PURCHASER:
UB KINNELON I, LLC
By:           Urstadt Biddle Properties Inc.,
its Sole Member
By: /s/ Willing L. Biddle
Name: Willing L. Biddle
Title:   President
UB MIDLAND PARK I, LLC
By:           Urstadt Biddle Properties Inc.,
its Sole Member
By:  /s/ Willing L. Biddle
Name: Willing L. Biddle
Title:   President
UB POMPTON LAKES I, LLC
By:           Urstadt Biddle Properties Inc.,
its Sole Member
By:  /s/ Willing L. Biddle
Name: Willing L. Biddle
Title:   President
UB WYCKOFF I, LLC
By:           Urstadt Biddle Properties Inc.,
its Sole Member
By:  /s/ Willing L. Biddle
Name: Willing L. Biddle
Title:   President

EXHIBIT “A”

Settlement Agreements

(Attached)

Pompton Lakes Hye Partners
95 North State Route 17
Paramus, NJ 07652

December 10, 2014

Urstadt Biddle Properties Inc.
UB Pompton Lakes I, LLC
321 Railroad Avenue
Greenwich, CT 06830

Re: Pompton Lakes Real Property
Environmental Matters

Gentlemen:

Reference is made to the Agreement of Sale dated September 12, 2014 (“Agreement”) and the First Amendment to Agreement of Sale Regarding Environmental Matters – Pompton Lakes dated October 27, 2014 (“First Amendment”).  Capitalized terms used herein that are defined in the Agreement and First Amendment shall have the meanings ascribed to them in those documents, unless redefined herein.

The following agreements supplement those contained in the First Amendment and shall survive the Closing of the sale from Seller to Purchaser’s assignee, UB Pompton Lakes I, LLC (Purchaser and UB Pompton Lakes I, LLC hereby together referred to as “Purchaser”):

1.
Seller has conducted the Pre-Closing Investigation outlined in Section 3(a) of the First Amendment, and has delivered to Purchaser a letter from its LSRP dated December 9, 2014 (a copy of which, excluding the appended laboratory analytical reports, is attached as Exhibit A hereto), stating such LSRP’s determination that no Dry Cleaning Solvents are present in sub-slab gases beneath the VIP Cleaners Space at levels exceeding the NJDEP’s soil gas non-residential screening level for such Dry Cleaner Solvent(s) and that pursuant to the NJDEP Technical Requirements for Site Remediation, no further investigation or Remediation is required with respect to the Dry Cleaner Solvents in the sub-slab gas in the vicinity of the VIP Cleaners Space (the “LSRP Letter”).  Purchaser accepts the LSRP Letter for the purposes set forth in Section 3(a) of the First Amendment.

2.
Accordingly, pursuant to Section 3(c) of the First Amendment, and except as to Seller’s obligations in Section 3(b) of the First Amendment, (i) the First Amendment is hereby terminated as of the Closing Date with no further obligation of Seller with respect to the matters addressed therein, and (ii) Purchaser hereby affirms as of the Closing Date and ratifies the Releasors’ release of the Seller Parties in accordance with Section 8(d) of the Agreement, including without limitation, the Releasors’ release of the Seller Parties from any and all claims, losses, damages or liabilities of any nature arising from Hazardous Materials which are on, at, or under or emanating from the Pompton Lakes Real Property, including without limitation the Environmental Conditions.

3.
In accordance with Section 3(b) of the First Amendment, Seller has applied for a Remedial Action Permit for Soil (“Permit”) regarding the Deed Notice.  Seller shall remain responsible after Closing to prosecute the application and deliver the Permit to Purchaser, and shall be solely responsible for any fines or penalties issued by the NJDEP pertaining to Seller’s actions or omissions prior to Closing with regard to the Deed Notice, the Permit application, or the Permit.   Promptly upon receipt of the Permit, Seller shall prepare and submit to the NJDEP a Remedial Action Permit Transfer/Change of Ownership Application (“Transfer Application”) to the NJDEP pursuant to which Purchaser shall be identified as the person with primary responsibility for Permit compliance and Seller, as statutory permittee, shall be removed from the Permit.   Purchaser shall cooperate and work in good faith with Seller to complete the Transfer Application, including executing an accurate and complete Transfer Application, and shall provide such true and correct information as is necessary for Seller to complete the Transfer Application, including without limitation, and if necessary, information related to the financial assurance mechanism to be selected by Purchaser.  Each party shall be responsible for its own costs and expenses incurred to prepare the application, except that Seller shall be responsible to pay the Permit Transfer Fee.  Upon transfer of the Permit, Purchaser shall be responsible to comply with all requirements thereof, including any requirement to post financial assurance with respect to the Permit.

[Rest of page intentionally left blank.]

Sincerely,

Pompton Lakes Hye Partners
By: Midpark Hye Corp., its General Partner

By: /s/ Mark Gabrellian
Mark Gabrellian, President

AGREED TO AND ACCEPTED:

Urstadt Biddle Properties Inc.

By: /s/ Willing L. Biddle
Willing L. Biddle, President

UB Pompton Lakes I, LLC
By: Urstadt Biddle Properties Inc., sole member

By: /s/ Willing L. Biddle
Willing L. Biddle, President

Exhibit A

LSRP Letter

[See attached]